As filed with the Securities and Exchange Commission on September 1, 2016

Registration File No. 333-212467
Registration File No. 811-23168

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2
(Check appropriate box or boxes)

[X]	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[X]	Pre-Effective Amendment No. 1
[ ]	Post-Effective Amendment No. ___
and
[X]	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[X]	Amendment No. 1

RiverPark Commercial Real Estate Fund
(Exact Name of Registrant as Specified in Charter)

156 West 56th Street, 17th Floor
New York, NY 10019
(Address of Principal Executive Offices – Number, Street, City, State, Zip Code)

 (212) 484-2100
(Registrant’s Telephone Number, including Area Code)

Morty Schaja
156 West 56th Street, 17th Floor
New York, NY 10019
(Name and Address – Number, Street, City, State, Zip Code – of Agent for Service)

Copies of all communications to:

Thomas R. Westle
Blank Rome LLP
405 Lexington Avenue
New York, New York 10174

Approximate Date of Proposed Public Offering: As soon as practicable following the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  [X]

It is proposed that this filing will become effective when declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(1)
Shares of Beneficial Interest	25,000,000	$10.00	$250,000,000	$25,175

(1)	Estimated pursuant to Rule 457(o) solely for the purpose of determining the registration fee

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. The prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS	SUBJECT TO COMPLETION, DATED SEPTEMBER 1, 2016

RiverPark Commercial Real Estate Fund

Institutional Class (Ticker Symbol: RCRIX)
 Shares of Beneficial Interest

The Fund.  The RiverPark Commercial Real Estate Fund (the “Fund”) is a newly organized, continuously offered, non-diversified, closed-end management investment company.

Investment Objective.  The Fund’s investment objective is to generate current income and capital appreciation consistent with the preservation of capital.

Principal Investment Strategies.  The Fund seeks to generate current income and capital appreciation consistent with the preservation of capital by investing in debt instruments that are secured, directly or indirectly, by income-producing commercial real estate (“CRE”) assets, predominately in the United States.

The Fund will make investments in commercial mortgage backed securities (“CMBS”), bank loans secured by CRE assets (“Bank Loans”), certificated CRE mezzanine loans (“Mezzanine Loans”) and CRE collateralized debt and loan obligations (“CLOs” and, together with CMBS, Bank Loans and Mezzanine Loans, collectively “CRE Debt”) that the Fund’s sub-adviser, Talimco, LLC, (the “Sub-Adviser” or “Talimco”) a registered investment adviser subsidiary of Talmage, LLC (“Talmage”) (together with Talimco sometimes referred to herein as, “Talmage”) deems appropriate to achieve the Fund’s investment objective. Under normal circumstances, the Fund will invest no less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in CRE Debt instruments that, at the time of purchase by the Fund, are current with respect to payments of interest and principal in accordance with their underlying documents (“performing”) and which the Sub-Adviser believes, if held to maturity, have a limited risk of loss of principal. The CRE Debt acquired by the Fund will typically be protected by subordinate layers of debt and equity credit support. Typically, the investments will have an exposure, including all senior and pari passu debt, of no greater than 60% of the underlying real estate value (a 60% loan-to-value ratio or “LTV”) based on the Sub-Adviser’s independent analysis.

The Fund seeks to generate its returns primarily from its investments’ monthly cash distributions and secondarily through opportunistic trading and repayment of loans at par by the underlying borrower for positions purchased at a discount to par. The CRE Debt investments will generally have between two and five years of loan term (though individual securities may have maturities as long as ten years and as short as one year or less). Further, while under current market conditions, the Fund intends to invest primarily in floating-rate investments with coupons that typically reset monthly to the London Inter-Bank Offered Rate (“LIBOR”), the Fund may also invest in fixed-rate investments. All securities are currently expected to be U.S. dollar-denominated although they may be issued by a foreign corporation or entity or a U.S. affiliate of a foreign corporation or entity. The Fund may invest without limitation in securities and instruments of foreign issuers of CRE Debt where the properties underlying the securities are located in the United States or its territories, or the Fund may also invest in a limited amount (but no more than 10% of its net assets) of CRE Debt instruments backed by properties located in foreign countries.

While the Fund will invest across the debt capital structure from AAA to unrated, and the majority of investments will be below investment grade (commonly referred to as “junk bonds,” which are considered speculative), the Sub-Adviser does not rely solely on rating agencies to determine the risk associated with an investment. Instead, the Sub-Adviser’s investment process is a fundamental based “bottom up” focus on CRE credit quality. The Sub-Adviser utilizes a dynamic investment process comprised of three interrelated components: due diligence of the underlying CRE asset, completing a comprehensive capital structure and yield analysis, and active asset management post investment.

The Fund intends to be primarily a “buy and hold” investor in CRE Debt, but will also use its trading skills to buy and sell investments opportunistically, either offensively (to capture additional perceived upside) or defensively (to protect against perceived credit erosion). The Fund’s portfolio turnover rate is expected to be less than 50% per year.

While the Fund seeks to invest primarily in performing CRE Debt, it will opportunistically invest in distressed and/or sub-performing CRE Debt if such investments otherwise satisfy the Sub-Adviser’s bottom-up investment approach described above.

If the Sub-Adviser is unable to find attractive investment opportunities, consistent with the Fund’s investment objectives, the Fund’s uninvested assets may be held in cash or similar investments, subject to the Fund’s specific investment objective.

Investment Adviser.   RiverPark Advisors, LLC (“RiverPark” or the “Adviser”) is the Fund’s investment adviser.  The Adviser was formed in July 2009 and is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser is a wholly-owned subsidiary of RP Holding Group LLC, a Delaware limited liability company (“RP Holding Group”), and is 84.3% owned by employees and is controlled by Morty Schaja. RiverPark Capital Management LLC, an affiliate of the Adviser, provides investment management services to separate accounts and partnerships. Together, the Adviser and RiverPark Capital Management LLC had approximately $3.7 billion in assets under management, as of December 31, 2015.

Investment Sub-Adviser.  Talimco, LLC (“Talimco” or the “Sub-Adviser”) is the sub-adviser to the Fund. Talimco is an independently-owned investment manager that specializes in commercial real estate credit and is registered as an investment adviser under the Advisers Act with approximately $1.0 billion of assets under management as of December 31, 2015.

Interval Fund. The Fund is operated as an interval fund. Pursuant to the Fund’s interval fund structure, the Fund will conduct quarterly repurchase offers of no less than 5% and no more than 25% of the Fund’s outstanding shares at net asset value (“NAV”). Although the Fund will initially make repurchase offers on a quarterly basis, the Fund may file an exemptive application with the SEC to seek exemptive relief to permit the Fund to make repurchase offers on a monthly basis. However, there is no assurance that the Fund will file an exemptive application or that the SEC would issue such exemptive relief. Currently, the Board of Trustees has authorized the Fund to repurchase up to 25% of the outstanding shares each for the quarter ended December 31, 2016.  The Board will set the repurchase amount for each quarter thereafter and the Fund will notify the shareholders of such repurchase amount.  The Adviser currently intends to recommend to the Board that the repurchase amount be set at 25% of the Fund’s outstanding shares.  Even though the Fund will make quarterly repurchase offers, investors should consider the Fund’s shares illiquid. Repurchase offers in excess of 5% are made solely at the discretion of the Fund’s Board of Trustees and investors should not rely on any expectation of repurchase offers in excess of 5%.

The Fund may also seek additional exemptive relief to permit the Fund to issue multiple classes of shares.

	Price to Public	Sales Load	Proceeds to Fund
Shares of Beneficial Interest	$10.00	None	$10.00
Total	$250,000,000	None	$250,000,000

•	No prior trading history. The Fund’s shares have no history of public trading and the Fund does not currently intend to list its shares for trading on any national securities exchange.

•	There currently is no secondary market for the Fund’s shares and the Fund expects that no secondary market will develop. The shares are, therefore, not readily marketable. Even if such a market were to develop, shares of closed-end funds frequently trade at prices lower than their net asset value.

•	Even though the Fund will make periodic repurchase offers to repurchase a portion of the shares to provide some liquidity to shareholders, you should consider the shares to be an illiquid investment.

•	An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares.

•	The amount of distributions that the Fund may pay, if any, is uncertain.

You should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. Before making an investment/allocation decision, you should (i) consider the suitability of this investment with respect to your investment objectives and individual situation and (ii) consider factors such as your net worth, income, age, and risk tolerance. You should not invest if you have a short-term investing horizon and/or cannot bear the loss of some or all of your investment.

Before buying shares of the Fund, you should read the discussion of the material risks of investing in the Fund under “Risk Factors” beginning on page 13. Certain of these risks are summarized in “Prospectus Summary — Principal Risks” beginning on page 3.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus concisely provides the information that a prospective investor should know about the Fund before investing.  You are advised to read this prospectus carefully and to retain it for future reference. Additional information about the Fund, including a Statement of Additional Information (“SAI”) dated September [●], 2016, is incorporated by reference (legally made a part of this prospectus) and has been filed with the SEC. The SAI is available upon request and without charge by writing the Fund at P.O. Box 219008, Kansas City, MO 64121-9008, ,or by calling toll-free 888-564-4517. The table of contents of the SAI appears on page 33 of this prospectus. You may request the Fund’s SAI, annual and semi-annual reports and other information about the Fund or make shareholder inquiries by calling 888-564-4517 or by visiting www.riverparkfunds.com. The SAI, material incorporated by reference and other information about the Fund, is also available on the SEC’s website at http://www.sec.gov. The address of the SEC’s website is provided solely for the information of prospective shareholders and is not intended to be an active link.

PROSPECTUS SUMMARY

This is only a summary. This prospectus summary may not contain all of the information that you should consider before investing in the Fund’s shares of beneficial interest. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information (“SAI”). In particular, you should carefully read the risks of investing in the Fund’s shares of beneficial interest, as discussed under “Risk Factors”

THE FUND

RiverPark Commercial Real Estate Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company that continuously offers its shares of beneficial interest.  The Fund is operated as an “interval fund” (as defined below).  An investment in the Fund may not be appropriate for all investors.

THE OFFERING

Shares of beneficial interest in the Fund are being offered during an initial one week offering period, that is expected to terminate on or about September 30, 2016, or such earlier or later date as the Adviser (as defined below) may determine in its discretion. During the initial one week offering period, the shares will be offered at the offering price, which is $10 per share, the then current net asset value ("NAV") per share. The shares are expected to be offered on a continuous basis thereafter at NAV per share.

During the initial one week offering period, the Fund’s predecessor private fund, GSREA CMBS Credit Opportunities, LLC, a Delaware limited liability company that invested in CRE Debt, will be reorganized into the Fund.

The shares are not listed on any securities exchange and the Fund does not expect any secondary market to develop for the shares. Shareholders will not have the right to redeem their shares. However, as described below, in order to provide some liquidity to shareholders, the Fund will conduct periodic repurchase offers for a portion of its outstanding shares.

INTERVAL FUND; PERIODIC REPURCHASE OFFERS

As an interval fund, the Fund will make periodic offers to repurchase no less than 5% and no more than 25% of its outstanding shares at NAV per share.  The Fund will initially make repurchase offers on a quarterly basis but may file an exemptive application with the SEC seeking exemptive relief to permit the Fund to make repurchase offers on a monthly basis. However, there is no assurance that the Fund will file an exemptive application or that the SEC would issue such exemptive relief. Currently, the Board of Trustees has authorized the Fund to repurchase up to 25% of the outstanding shares for the quarter ending December 31, 2016.  The Board will set the repurchase amount for each quarter thereafter and the Fund will notify the shareholders of such repurchase amount.  The Adviser currently intends to recommend to the Board that the repurchase amount be set at 25% of the Fund’s outstanding shares.  The Fund expects the first repurchase offer to be issued on or about December 1, 2016. In connection with any given repurchase offer, it is possible that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding shares. There is no guarantee that you will be able to sell shares in an amount or at the time that you desire. The procedures that will apply to the Fund’s repurchase offers are described in “Periodic Repurchase Offers; Repurchases of Shares and Transfers” below. Proceeds from the repurchase of shares will be paid in cash (in U.S. dollars).

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Investment Objective

The Fund seeks to generate current income and capital appreciation consistent with the preservation of capital.
1

Principal Investment Strategies

The Fund seeks to generate current income and capital appreciation consistent with the preservation of capital by investing in debt instruments that are secured, directly or indirectly, by income-producing commercial real estate (“CRE”) assets, predominately in the United States.

The Fund will make investments in commercial mortgage backed securities (“CMBS”), bank loans secured by CRE assets (“Bank Loans”), certificated CRE mezzanine loans (“Mezzanine Loans”) and CRE collateralized debt and loan obligations (“CLOs” and, together with CMBS, Bank Loans and Mezzanine Loans, collectively “CRE Debt”) that the Fund’s sub-adviser, Talimco, LLC, (the “Sub-Adviser” or “Talimco”) a registered investment adviser subsidiary of Talmage, LLC (“Talmage”) (together with Talimco sometimes referred to herein as, “Talmage”) deems appropriate to achieve the Fund’s investment objective. Under normal circumstances, the Fund will invest no less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in CRE Debt instruments that, at the time of purchase by the Fund, are current with respect to payments of interest and principal in accordance with their underlying documents (“performing”) and which the Sub-Adviser believes, if held to maturity, have a limited risk of loss of principal. The CRE Debt acquired by the Fund will typically be protected by subordinate layers of debt and equity credit support. Typically, the investments will have an exposure, including all senior and pari passu debt, of no greater than 60% of the underlying real estate value (a 60% loan-to-value ratio or “LTV”) based on the Sub-Adviser’s independent analysis.

The Fund seeks to generate its returns primarily from its investments’ monthly cash distributions and secondarily through opportunistic trading and repayment of loans at par by the underlying borrower for positions purchased at a discount to par. The CRE Debt investments will generally have between two and five years of loan term (though individual securities may have maturities as long as ten years and as short as one year or less). Further, while under current market conditions, the Fund intends to invest primarily in floating-rate investments with coupons that typically reset monthly to the London Inter-Bank Offered Rate (“LIBOR”), the Fund may also invest in fixed-rate investments. All securities are currently expected to be U.S. dollar-denominated although they may be issued by a foreign corporation or entity or a U.S. affiliate of a foreign corporation or entity. The Fund may invest without limitation in securities and instruments of foreign issuers of CRE Debt where the properties underlying the securities are located in the United States or its territories, or the Fund may also invest in a limited amount (but no more than 10% of its net assets) of CRE Debt instruments backed by properties located in foreign countries.

While the Fund will invest across the debt capital structure from AAA to unrated, and the majority of investments will be below investment grade (commonly referred to as “junk bonds,” which are considered speculative), the Sub-Adviser does not rely solely on rating agencies to determine the risk associated with an investment. Instead, the Sub-Adviser’s investment process is a fundamental based “bottom up” focus on CRE credit quality. The Sub-Adviser utilizes a dynamic investment process comprised of three interrelated components: due diligence of the underlying CRE asset, completing a comprehensive capital structure and yield analysis, and active asset management post investment.

The Fund intends to be primarily a “buy and hold” investor in CRE Debt, but will also use its trading skills to buy and sell investments opportunistically, either offensively (to capture additional perceived upside) or defensively (to protect against perceived credit erosion). The Fund’s portfolio turnover rate is expected to be less than 50% per year.

While the Fund seeks to invest primarily in performing CRE Debt, it will opportunistically invest in distressed and/or sub-performing CRE Debt if such investments otherwise satisfy the Sub-Adviser’s bottom-up investment approach described above.
2

If the Sub-Adviser is unable to find attractive investment opportunities, consistent with the Fund’s investment objectives, the Fund’s uninvested assets may be held in cash or similar investments, subject to the Fund’s specific investment objective.

Industry Concentration Policy.  The Fund intends to concentrate its investments in the commercial real estate industry, which will include CRE Debt securities and other securities that are secured by or otherwise have exposure to commercial real estate. This means that the Fund may invest more than 25% of its total assets in CRE Debt securities, which will cause the Fund to be more sensitive to adverse economic, business or political developments that affect the commercial real estate industry and CRE Debt securities than a fund that invests more broadly.

PRINCIPAL RISKS

The Fund is subject to a number of risks that may affect the value of its shares and cause you to lose money.  The following is a summary of the principal risks of investing in the Fund.  You should read the full discussion in this Prospectus under “Risk Factors” on page 13.

Commercial Real Estate Debt Securities Risk. The Fund will invest in CRE Debt securities. CRE Debt securities are not backed by the full faith and credit of the U.S. government and are subject to risk of default on the underlying mortgages. CRE Debt may react differently to changes in interest rates than other bonds and the prices of CRE Debt may reflect adverse economic and market conditions. Small movements in interest rates may significantly reduce the value of CRE Debt.

CRE Debt securities typically delegate to a Special Servicer the responsibility to work out mortgage loans that are or risk being in default. Control over the special servicing (or similar role) of the related underlying mortgage loans will be held by a “directing certificate-holder” or a “controlling class representative,” which is generally appointed by the holders of the most subordinate class of certificates in such series. The Fund intends to invest in multiple classes of CRE Debt Securities, and there can be no guarantee that the Fund will have the right to appoint the Special Servicer.

The Special Servicer may, at the direction of the directing certificate-holder, take actions with respect to the specially serviced mortgage loans that could adversely affect the Fund’s interests. However, the Special Servicer is not permitted to take actions that are prohibited by law or violate the applicable servicing standard.

Talmage operates as a rated Special Servicer and is currently the named Special Servicer for three trusts in which the predecessor fund has made investments, in a total principal amount of approximately $8.5 million.  Currently, none of the underlying loans in those trusts are in special servicing and Talmage is receiving no special servicing fees.  In the event that any of these loans are transferred into special servicing, Talmage will receive special servicing fees from the trust, and has agreed to remit fees attributable to Fund investments to the Fund solely for the benefit of the Fund and its shareholders. As Special Servicer, Talmage will have an obligation to act in accordance with the applicable special servicing agreement and may be required to take actions that could adversely affect the Fund’s interests, although Talmage will not be permitted to take actions that are prohibited by law or violate the applicable servicing standard. Further, the Special Servicer is obligated to act on behalf of all bondholders, taken as a whole, to maximize the net present value of the trust's assets.

Talmage will not agree to be appointed in the future as Special Servicer for any other Fund positions, and the Fund will not acquire any CRE Debt securities for which Talmage is already acting as Special Servicer.

Commercial Real Estate Risk. The CRE Debt securities in which the Fund is expected to invest are subject to the risks of the underlying mortgage loans. Commercial mortgage loans are secured by commercial property and are subject to risks of delinquency and foreclosure, and risks of loss. The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. If the net operating income of the property is reduced, the borrower’s ability to repay the loan may be impaired. Net operating income of an income-producing property can be affected by, among other things, tenant mix, success of tenant businesses, property management decisions, property location and condition, competition from comparable types of properties, changes in laws that increase operating expense or limit rents that may be charged, any need to address environmental contamination at the property, the occurrence of any uninsured casualty at the property, changes in national, regional or local economic conditions and/or specific industry segments, declines in regional or local real estate values, declines in regional or local rental or occupancy rates, increases in interest rates, real estate tax rates and other operating expenses, changes in governmental rules, regulations and fiscal policies, including environmental legislation, acts of God, terrorism, social unrest and civil disturbances.
3

In the event of any default under a mortgage, the Fund will bear a risk of loss of principal to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the commercial mortgage loan. Foreclosure of a commercial mortgage loan can be an expensive and lengthy process which could have a substantial negative effect on the Fund’s anticipated return on the foreclosed mortgage loan.

Market Risk. Difficult conditions in the markets for CRE Debt securities and mortgage-related assets as well as the broader financial markets have in the past resulted in a temporary but significant contraction in liquidity for CRE Debt securities. Liquidity relates to the ability of the Fund to sell its investments in a timely manner at a price approximately equal to its value on the Fund’s books. To the extent that the market for CRE Debt securities suffers such a contraction, securities that were considered liquid at the time of investment could become temporarily illiquid, and the Sub-Adviser may experience delays or difficulty in selling assets at the prices at which the Fund carries such assets, which may result in a loss to the Fund. There is no way to predict reliably when such market conditions could re-occur or how long such conditions could persist.

In the event of a severe market contraction precipitated by general market turmoil, economic conditions, changes in prevailing interest rates or otherwise, the Fund may have to consider selling its holdings at a loss including at prices below the current value on the Fund’s books, borrowing money to satisfy periodic repurchase requests in accordance with the Fund’s borrowing policy, suspending or postponing periodic repurchase offers as permitted by Rule 23c-3 under the 1940 Act, or other extraordinary measures. In addition, if the Fund needed to sell large blocks of investments to raise cash, those sales could further reduce prices, particularly for lower-rated and unrated securities.

Risks of Investing in Fixed Income Securities. The Fund invests a significant portion of its assets in fixed income securities. Fixed income securities are subject to credit risk and market risk, including interest rate risk.

Credit risk is the risk of the issuer’s inability to meet its principal and interest payment obligations. Market risk is the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. There is no limitation on the maturities of fixed income securities in which the Fund invests. Securities having longer maturities generally involve greater risk of fluctuations in value resulting from changes in interest rates.

Risks of Investing in Bank Loans. The secondary market for bank loans is a private, unregulated inter-dealer or inter-bank resale market. Bank loans are usually rated below investment grade. The market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Purchases and sales of bank loans are generally subject to contractual restrictions that must be satisfied before a bank loan can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell bank loans and may negatively impact the transaction price. It may take longer than seven days for transactions in bank loans to settle. The Fund may hold cash, sell investments or temporarily borrow from banks or other lenders to meet short-term liquidity needs due to the extended loan settlement process, such as to satisfy periodic repurchase requests from Fund shareholders.
4

Below Investment Grade (“Junk Bond”) Securities Risks. The Fund invests in fixed-income instruments which are or are deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody’s Investors Service, Inc. and Standard & Poor’s Corporation and accordingly involve great risk. Such securities, sometimes called junk bonds, are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk to adverse conditions, including a higher risk of default, especially during times of weakening economic conditions or rising interest rates. These securities offer higher returns than bonds with higher ratings as compensation for holding an obligation of an issuer perceived to be less creditworthy. The market prices of such securities are also subject to abrupt and erratic market movements and are more susceptible to adverse events and negative sentiments and often experience above-average price volatility, and the spread between the bid and ask prices of such securities may be greater than those prevailing in other securities markets. Changes in economic conditions or developments regarding issuers of non-investment grade debt securities are more likely to cause price volatility and weaken the capacity of such issuers to make principal and interest payments than is the case for higher grade debt securities. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

Management Risk. Management risk means that the Sub-Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals.

Non-Diversified Portfolio Risk. The Fund is non-diversified which means that its portfolio will be invested in a relatively small number of securities. As a result, the appreciation or depreciation of any one security held by the Fund will have a greater impact on the Fund’s net asset value than it would if the Fund invested in a larger number of securities.

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse occurrences affecting the Fund more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. The Fund’s investments may at times be concentrated in certain property or secured by properties concentrated in a limited number of geographic locations. To the extent that the Fund’s investment portfolio is concentrated in any one region or type of asset, downturns relating generally to such region or type of asset may result in defaults on a number of the Fund’s investments.

Privately-Issued Securities Risk. The Fund intends to invest in privately-issued securities, including those that may be resold only in accordance with Rule 144A or Regulation S under the 1933 Act (“Restricted Securities”). Restricted Securities are not publicly-traded and are subject to a variety of restrictions, which limit a purchaser’s ability to acquire or resell such securities. Accordingly, the liquidity of the market for specific Restricted Securities may vary. Delay or difficulty in selling such securities may result in a loss to the Fund.

Illiquid Securities Risk. The Fund may invest in illiquid securities. Illiquid securities are securities that are not readily marketable, and include repurchase agreements maturing in more than seven days as well as securities that become illiquid through a change in market conditions. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Adviser or Sub-Adviser or at prices approximating the value at which the Fund is carrying the securities.
5

INVESTMENT ADVISER

RiverPark Advisors, LLC (“RiverPark” or the “Adviser”) is the Fund’s investment adviser.  The Adviser was formed in July 2009 and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser is a wholly-owned subsidiary of RP Holding Group LLC, a Delaware limited liability company (“RP Holding Group”), and is 84.3% owned by employees and is controlled by Morty Schaja. RiverPark Capital Management LLC, an affiliate of the Adviser, provides investment management services to separate accounts and partnerships. Together, the Adviser and RiverPark Capital Management LLC had approximately $3.7 billion in assets under management, as of December 31, 2015.

Talimco, LLC (“Talimco” or the “Sub-Adviser”) is the sub-adviser to the Fund. Talimco is an independently-owned investment manager that specializes in commercial real estate credit and is registered as an investment adviser under the Advisers Act with approximately $1.0 billion of assets under management as of December 31, 2015.

DISTRIBUTOR, TRANSFER AGENT, ADMINISTRATOR AND CUSTODIAN

SEI Investments Distribution Co. (“Distributor”) is the Fund’s distributor.  SEI Investments Global Funds Services (“Administrator”) serves as the administrator for the Fund.  DST Systems, Inc. (“Transfer Agent”) serves as the Fund’s transfer agent.  Brown Brothers Harriman & Co. (“Custodian”) serves as the Fund’s custodian.  The Fund compensates the distributor, administrator, transfer agent and custodian for their services.

UNLISTED CLOSED-END FUND STRUCTURE; LIMITED LIQUIDITY

The Fund does not currently intend to list its shares for trading on any securities exchange and does not expect any secondary market to develop for its shares. Shareholders of the Fund are not able to have their shares redeemed or otherwise sell their shares on a continuous basis because the Fund is an unlisted closed-end fund. In order to provide liquidity to shareholders, the Fund is structured as an “interval fund” and conducts periodic repurchase offers for a portion of its outstanding shares, as described herein. An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares.

DIVIDEND POLICY

It is the policy of the Fund to distribute to shareholders its investment company taxable income, if any, monthly. The Fund also intends to distribute its net capital gains, if any, in order to avoid taxation of the Fund itself on such gains. Dividends and distributions generally are taxable in the year paid, except any dividends paid in January that were declared in the previous calendar quarter, with a record date in such quarter, will be treated as paid in December of the previous year. You may elect to have dividends and/or capital gains paid in cash.  The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

AUTOMATIC REINVESTMENT PLAN

For your convenience, all dividends and distributions of the Fund are automatically reinvested in full and fractional shares of that Fund at the net asset value per share at the close of business on the ex-dividend date, unless you request otherwise in writing. A written request to change your dividend reinvestment election must be received at least five full business days before a given record date to be effective on that date.
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SHARE CLASSES

The Fund will initially offer one class of shares although the Fund reserves the right, subject to applicable law, to offer two classes of shares: Institutional Class Shares and Retail Class Shares. Currently the Fund is offering only the Institutional Class Shares.  Prior to offering the Retail Class Shares the Fund must file an exemptive application with the SEC and be granted exemptive relief to permit the Fund to issue multiple classes of shares.  Until such time as the relief is granted, the Retail Class Shares will not be offered for sale.  An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the purchase restrictions and ongoing fees and expenses for each share class are different. The fees and expenses for the Fund are set forth in “Summary of Fund Expenses.” If an investor has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary may help determine which share class is appropriate for that investor. When selecting a share class, you should consider which share classes are available to you, how much you intend to invest, how long you expect to own shares, and the total costs and expenses associated with a particular share class.

Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. Not all financial intermediaries offer all classes of shares. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase.

TAX CONSIDERATIONS

The Fund intends to qualify to be treated as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). While so qualified, the Fund will not be required to pay any federal income tax on that portion of its investment company taxable income and any net realized capital gains it distributes to shareholders. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting these distribution requirements.  See “Dividends, Distributions and Taxes.”

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SUMMARY OF FUND EXPENSES

The Following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Transaction Expenses (fees paid directly from your investment)
Maximum Repurchase Fee	None
Sales Load	None
Dividend Reinvestment and Cash Purchase Plan Fees	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Interest Payments on Borrowed Funds	None
Other Expenses[1]	0.40%
Total Annual Fund Operating Expenses	1.05%
Fee Waiver and/or Expense Reimbursement[1]	(0.05%)
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	1.00%

[1]	Other Expenses, which include administration, transfer agency, custodian, and administrative servicing fees, are based on current estimated asset levels. Other Expenses include an administrative servicing fee of up to 0.15% to be used for non-distribution related services including providing shareholder accounting, client support and other services associated with maintaining shareholder accounts on various brokerage platforms.

[2]	RiverPark has agreed contractually to waive its fees and to reimburse expenses of the Fund, including expenses associated with the Fund’s administrative services plan, to the extent necessary to ensure that operating expenses (excluding interest, brokerage commissions, dividends on short sales and interest expense on securities sold short, acquired fund fees and expenses and extraordinary expenses (i.e. litigation costs relating to shareholder suits or regulatory actions)) do not exceed, on an annual basis, 1.00% of the Fund’s average net assets. This arrangement will continue for at least one year from the effective date of the registration statement and, subject to annual approval by the Board of Trustees the Fund, this arrangement will remain in effect unless and until the Board of Trustees approves its modification or termination or the Adviser notifies the Fund at least 30 days prior to the annual approval of its determination not to continue the agreement. This agreement may be terminated with 90 days’ notice by a majority of the independent members of the Board or a majority of the Fund’s outstanding shares. Pursuant to this agreement, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses absorbed, subject to certain limitations that: (1) the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement; (2) the reimbursement may not be made if it would cause the annual expense limitation in effect at the time of the waiver to be exceeded; and (3) the Fund must be able to make repayments to the Adviser without exceeding its current net expense ratio.

Example

The following Example is intended to help you understand the various costs and expenses that you, as a holder of Shares, would bear directly or indirectly. The Example assumes that you invest $1,000 in Shares of the Fund for the time periods indicated. Because there are no costs associated with repurchases, your costs would be the same whether you hold your Shares or tender your Shares for repurchase at the end of the time periods indicated. The Example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested at NAV, and that the Fund’s operating expenses (as described above) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
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1 Year	3 Years
$10	$33

The foregoing fee table and example are intended to assist investors in understanding the cost and expenses that an investor in the Fund will bear directly or indirectly.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2015, the predecessor fund’s (as defined below) portfolio turnover rate was 41.4% of the average value of its portfolio.

FINANCIAL HIGHLIGHTS AND PERFORMANCE

The Fund is newly organized and has not yet commenced operations as of the date of this prospectus, therefore, the Fund does not have any financial history.

The prior performance shown below is for the Fund’s predecessor private fund, GSREA CMBS Credit Opportunities, LLC, a Delaware limited liability company that invested in CRE Debt. It is expected that the predecessor private fund will be reorganized into the Fund on or about September 30, 2016. The reorganization of the predecessor private fund into the Fund is for purposes entirely unrelated to the establishment of a performance record. The Fund is managed by the same investment adviser (i.e., its sub-adviser, Talimco) and in a manner that is in all material respects equivalent to the management of the predecessor private fund since inception. The predecessor private fund commenced operations on May 31, 2010. During its operating history since inception, the predecessor private fund’s investment policies, objectives, guidelines and restrictions were in all material respects equivalent to the Fund’s. The following information shows the predecessor private fund’s annual returns reflecting the actual fees and expenses that were charged when Talimco managed the predecessor private fund, including a base fee that varied between 1% and 1.25% and a performance fee that varied between 10% and 12.5%. The Fund does not charge a performance fee. If the predecessor private fund had been charged the same fees and expenses as the Fund, the annual returns for the predecessor private fund would have been higher. The limited partners of the predecessor fund were subject to calls on capital commitments and had lock-up periods with penalties for early withdrawals.  The Fund has limitations on quarterly redemptions but those features are different from the predecessor fund.  From its inception through the completion of the reorganization, the predecessor private fund was not subject to certain investment restrictions, diversification requirements and other restrictions of the Investment Company Act of 1940 (the “1940 Act”) or the Internal Revenue Code of 1986 (the “Code”), which if they had been applicable, might have adversely affected its performance. The information provides some indications of the risks of investing in the Fund. The bar chart shows you how the performance for the predecessor private fund varied from year to year. Comparison of performance to an appropriate index indicates how the predecessor private fund’s average annual returns compare with those of a broad measure of market performance. The predecessor private fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Past performance is no guarantee of future results. The Fund’s performance information will be available by calling 888-564-4517 or by visiting the Fund’s website at www.riverparkfunds.com.
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During the period of time shown in the bar chart, the highest quarterly return was 6.53% for the quarter ended March 31, 2012 and the lowest quarterly return was 0.02% for the quarter ended September 30, 2011.

The performance table below shows how the predecessor private fund’s average annual return for the calendar year ended December 31, 2015, and since inception (May 31, 2010) compared to that of the Fund’s benchmarks:

Average Annual Total Returns	1 Year	5 Year	Since Inception (5/31/2010)
GSREA CMBS Credit Opportunities, LLC
Return Before Taxes	2.54%	7.49%	7.66%
Return After-Tax on Distributions*	N/A	N/A	N/A
Return After-Tax on Distributions and Sale of Fund Shares*	N/A	N/A	N/A
Barclays Non-Agency Investment-Grade CMBS Index (reflects no deduction for fees, expenses or taxes)	0.44%	6.30%	6.97%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	0.55%	3.25%	3.40%

*	Prior to September 30, 2016, the predecessor fund was treated as a partnership with taxable profits allocated to its partners, did not qualify as a regulated investment company for federal income tax purposes and did not pay dividends and distributions. As a result of the different tax treatment, after-tax returns for the predecessor fund prior to inception of the Fund are not shown above.

Updated performance information is available by calling the Fund, toll free, at 888-564-4517, or by visiting the Fund’s website at www.riverparkfunds.com.
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THE FUND

RiverPark Commercial Real Estate Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company that is operated as an interval fund.  The Fund was organized under the laws of the State of Delaware on July 5, 2016, and has registered under the 1940 Act.  As a newly organized entity, the Fund has no operating history, however, after the predecessor fund is reorganized into the Fund, the Fund currently intends to continue investment operations similar to those of the predecessor fund. The Fund’s principal office is located at 156 West 56th Street, 17th Floor, New York, NY 10011, and its telephone number is 888-564-4517.

USE OF PROCEEDS

The Fund will invest the proceeds of the offering of its shares in accordance with the Fund’s investment objective and principal investment strategies as stated below.  It is presently anticipated that the Fund will be able to fully invest the net proceeds according to its investment objective and policies within 30 days after receipt of the proceeds.  The Fund will invest the net proceeds in debt instruments that are secured, directly or indirectly, by income-producing commercial real estate (“CRE”) assets, predominately in the United States. See “Investment Objective and Investment Strategies.”

INVESTMENT OBJECTIVE AND INVESTMENT STRATEGIES

This section provides additional information regarding the securities in which the Fund invests, the investment techniques it uses and the risks associated with the Fund’s investment program. A more detailed description of the Fund’s non-principal investment policies and restrictions, and additional information about the Fund’s non-principal investments, is contained in the Statement of Additional Information (“SAI”).

Investment Objective

The Fund’s investment objective is to generate current income and capital appreciation consistent with the preservation of capital.

The Fund’s investment objective may be changed without shareholder approval.  The Fund will provide notice prior to implementing any change to its investment objective.

Principal Investment Strategies

The Fund seeks to generate current income and capital appreciation consistent with the preservation of capital by investing in debt instruments that are secured, directly or indirectly, by income-producing commercial real estate (“CRE”) assets, predominately in the United States.

The Fund will make investments in commercial mortgage backed securities (“CMBS”), bank loans secured by CRE assets (“Bank Loans”), certificated CRE mezzanine loans (“Mezzanine Loans”) and CRE collateralized debt and loan obligations (“CLOs” and, together with CMBS, Bank Loans and Mezzanine Loans, collectively “CRE Debt”) that the Sub-Adviser, deems appropriate for the Fund’s investment objective. Under normal circumstances, the Fund will invest no less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in CRE Debt instruments that, at the time of purchase by the Fund, are current with respect to payments of interest and principal in accordance with their underlying documents (“performing”) and which the Sub-Adviser believes, if held to maturity, have a limited risk of loss of principal. The CRE Debt acquired by the Fund will be protected by subordinate layers of debt and equity credit support. Typically, the investments will have an exposure, including all senior and pari passu debt, of no greater than 60% of the underlying real estate value (a 60% loan-to-value ratio or “LTV”) based on the Sub-Adviser’s independent analysis.
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The Fund seeks to generate its returns primarily from its investments’ monthly cash distributions and from capturing purchase discounts through opportunistic trading or by full repayment of the loan by the underlying borrower. The CRE Debt investments will generally have between two and five years of remaining loan term (though individual securities may have maturities as long as ten years and as short as one year or less). Further, while under current market conditions, the Fund intends to invest primarily in floating-rate investments with coupons that typically reset monthly to the London Inter-Bank Offered Rate (LIBOR), the Fund may also invest in fixed-rate investments. All securities are currently expected to be U.S. dollar-denominated although they may be issued by a foreign corporation or entity or a U.S. affiliate of a foreign corporation or entity. The Fund may invest without limitation in securities and instruments of foreign issuers of CRE Debt where the properties underlying the securities are located in the United States or its territories, and the Fund may invest in a limited amount (but no more than 10% of its net assets) of CRE Debt instruments backed by properties located in foreign countries.

While the Fund will invest across the debt capital structure from AAA to unrated, and the majority of investments will be below investment grade (commonly referred to as “junk bonds,” which are considered speculative), the Sub-Adviser does not rely solely on rating agencies to determine the risk associated with an investment. Instead, the Sub-Adviser’s investment process is a fundamental based “bottom up” focus on CRE credit quality. The Sub-Adviser utilizes a dynamic investment process comprised of three interrelated components: due diligence of the underlying CRE asset, completing a comprehensive capital structure and yield analysis, and active asset management post investment.

Real Estate Due Diligence. The process of analyzing investment opportunities begins at the property level. The primary types of CRE assets that secure the Fund’s investments will consist of office buildings, shopping centers, hotels, and industrial and multi-family properties. The Talmage team of credit professionals has visibility on over $200 billion of CRE “touch points” as a result of its existing portfolio management activities and its role as a service provider to the CMBS industry. This proprietary information combined with its well-established relationships with owners, lenders, leasing, sales and marketing and appraisal professionals provides it with insight across all 50 states, in all asset classes and more than 5,000 properties. Often, the investment process stops at this juncture if the underlying assets fail to satisfy a quality threshold.

Non-Diversified Portfolio. As a “non-diversified” fund, the Fund may invest in fewer individual issuers than a diversified investment company. This means that the Fund may invest a greater percentage of its assets than a diversified investment company in a small number of issuers. As a result, fluctuations in the values of the Fund’s investments may have a greater effect on the value of shares of the Fund than would be the case for a diversified investment company.

Capital Structure and Yield Analysis. Should an investment pass the credit quality test, the Sub-Adviser will then examine the capital structure and analyze the various yield scenarios associated with that investment in order to determine the appropriate price of the bond or loan under consideration. Again, the Talmage team has considerable investment experience, having successfully executed more than $40 billion of work-out and advisory transactions.

Active Asset Management and Trading Capabilities. The Sub-Adviser uses a proven monitoring process that calls for the continuous review of all investments, including quarterly detailed asset reviews that analyze leasing and occupancy reports, property level cash flows, market data and the ongoing validity of the investment’s exit strategy. The investment process is monitored daily with new market information.

The Fund intends to be primarily a “buy and hold” investor in CRE Debt, but will also use its trading skills to buy and sell investments opportunistically, either offensively (to capture additional perceived upside) or defensively (to protect against perceived credit erosion). The Fund’s portfolio turnover rate is expected to be approximately 50% per year.
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While the Fund seeks to invest primarily in performing CRE Debt, it will opportunistically invest in distressed and/or sub-performing CRE Debt if such investments otherwise satisfy the Sub-Adviser’s bottom-up investment approach described above.

If the Sub-Adviser is unable to find attractive investment opportunities, consistent with the Fund’s investment objectives, the Fund’s uninvested assets may be held in cash or similar investments, subject to the Fund’s specific investment objective.

Other Information about the Fund and its Non-Principal Investment Strategies

Securities Lending. The Fund may lend its securities to broker-dealers and other institutions to earn additional income, in an amount not to exceed 25% of the Fund’s net assets.

Borrowing and Short Sales. The Fund may borrow up to 10% of the value of its total assets for investment purposes, which is referred to as using leverage. Loans in the aggregate, to cover overdrafts and for investment purposes, may not exceed the maximum amount that the borrower is permitted under the 1940 Act. The Fund may also effect short sales of securities. The Fund may not sell a security short if, as a result of that sale, the current value of securities sold short by that Fund would exceed 10% of the value of the Fund’s net assets. However, short sales effected “against the box” to hedge against a decline in the value of a security owned by the Fund are not subject to this 10% limitation.

Supplemental Liquidity Facilities. The Fund may enter into certain financing arrangements to provide supplemental liquidity where in the opinion of the Adviser or the Sub-Adviser, the Fund needs or may in the future need additional liquidity, during times of general market turmoil or to meet periodic repurchase requests. These financing arrangements may be unsecured or secured, and may also include term repurchase agreements (“Term Repurchase Agreements”) wherein the Fund will sell certain of its investments to a third party and agree to repurchase such investments at a later date at a pre-agreed repurchase price, net of financing costs. Such agreements are typically subject to mark-to-market provisions and margin calls, and like any borrowing, expose the Fund to risk of loss if the Fund is unable or unwilling to repay such facility or to fulfill a margin call related to such a facility.

Temporary or Defensive Positions. During periods of adverse market or economic conditions, or when, in the opinion of the Adviser, certain abnormal or extraordinary circumstances exist, the Fund may, as a temporary or defensive measure, invest all or a substantial portion of its assets in high quality, fixed income securities, money market instruments, or it may hold cash or cash equivalents, including investment grade short-term obligations. Investment grade short-term obligations include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations rating that security. The Fund may not be pursuing its investment objectives in these circumstances.

RISK FACTORS

Description of Principal Risks

Investments in the Fund, like any investment, are subject to certain risks. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. You could lose money on an investment.

The Fund is subject to a number of risks that may affect the value of its shares and cause you to lose money, including:
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Commercial Real Estate Debt Securities Risk. The Fund will invest in CRE Debt securities. CRE Debt securities are not backed by the full faith and credit of the U.S. government and are subject to risk of default on the underlying mortgages. CRE Debt may react differently to changes in interest rates than other bonds and the prices of CRE Debt may reflect adverse economic and market conditions. Small movements in interest rates may significantly reduce the value of CRE Debt.

CRE Debt securities typically delegate to a Special Servicer the responsibility to work out mortgage loans that are or risk being in default. Control over the special servicing (or similar role) of the related underlying mortgage loans will be held by a “directing certificate-holder” or a “controlling class representative,” which is generally appointed by the holders of the most subordinate class of certificates in such series. The Fund intends to invest in multiple classes of CRE Debt Securities, and there can be no guarantee that the Fund will have the right to appoint the Special Servicer.

The Special Servicer may, at the direction of the directing certificate-holder, take actions with respect to the specially serviced mortgage loans that could adversely affect the Fund’s interests. However, the Special Servicer is not permitted to take actions that are prohibited by law or violate the applicable servicing standard.

Talmage operates as a rated Special Servicer and is currently the named Special Servicer for three trusts in which the predecessor fund has made investments, in a total principal amount of approximately $8.5 million.  Currently, none of the underlying loans in those trusts are in special servicing and Talmage is receiving no special servicing fees.  In the event that any of these loans are transferred into special servicing, Talmage will receive special servicing fees from the trust, and has agreed to remit fees attributable to Fund investments to the Fund solely for the benefit of the Fund and its shareholders. As Special Servicer, Talmage will have an obligation to act in accordance with the applicable special servicing agreement and may be required to take actions that could adversely affect the Fund’s interests, although Talmage will not be permitted to take actions that are prohibited by law or violate the applicable servicing standard. Further, the Special Servicer is obligated to act on behalf of all bondholders, taken as a whole, to maximize the net present value of the trust's assets.

Talmage will not agree to be appointed in the future as Special Servicer for any other Fund positions, and the Fund will not acquire any CRE Debt securities for which Talmage is already acting as Special Servicer.

Commercial Real Estate Risk. The CRE Debt securities in which the Fund is expected to invest are subject to the risks of the underlying mortgage loans. Commercial mortgage loans are secured by commercial property and are subject to risks of delinquency and foreclosure, and risks of loss. The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. If the net operating income of the property is reduced, the borrower’s ability to repay the loan may be impaired. Net operating income of an income-producing property can be affected by, among other things, tenant mix, success of tenant businesses, property management decisions, property location and condition, competition from comparable types of properties, changes in laws that increase operating expense or limit rents that may be charged, any need to address environmental contamination at the property, the occurrence of any uninsured casualty at the property, changes in national, regional or local economic conditions and/or specific industry segments, declines in regional or local real estate values, declines in regional or local rental or occupancy rates, increases in interest rates, real estate tax rates and other operating expenses, changes in governmental rules, regulations and fiscal policies, including environmental legislation, acts of God, terrorism, social unrest and civil disturbances.

In the event of any default under a mortgage, the Fund will bear a risk of loss of principal to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the commercial mortgage loan. Foreclosure of a commercial mortgage loan can be an expensive and lengthy process which could have a substantial negative effect on the Fund’s anticipated return on the foreclosed mortgage loan.
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Market Risk. Difficult conditions in the markets for CRE Debt securities and mortgage-related assets as well as the broader financial markets have in the past resulted in a temporary but significant contraction in liquidity for CRE Debt securities. Liquidity relates to the ability of the Fund to sell its investments in a timely manner at a price approximately equal to its value on the Fund’s books. To the extent that the market for CRE Debt securities suffers such a contraction, securities that were considered liquid at the time of investment could become temporarily illiquid, and the Sub-Adviser may experience delays or difficulty in selling assets at the prices at which the Fund carries such assets, which may result in a loss to the Fund. There is no way to predict reliably when such market conditions could re-occur or how long such conditions could persist.

In the event of a severe market contraction precipitated by general market turmoil, economic conditions, changes in prevailing interest rates or otherwise, the Fund may have to consider selling its holdings at a loss including at prices below the current value on the Fund’s books, borrowing money to satisfy periodic repurchase requests in accordance with the Fund’s borrowing policy, suspending or postponing periodic repurchase offers as permitted by Rule 23c-3 under the 1940 Act, or other extraordinary measures. In addition, if the Fund needed to sell large blocks of investments to raise cash, those sales could further reduce prices, particularly for lower-rated and unrated securities.

Lack of Sufficient Investment Opportunities Risk. It is possible that the Sub-Adviser will not find a sufficient volume of investments it deems appropriate for the Fund. New issuances of CRE Debt securities have been halted during global liquidity crises, and it remains uncertain how robust the market would be in a future liquidity crisis. Such market conditions could impact the valuations of the Fund’s investments and impair the Sub-Adviser’s ability to buy securities for the Fund. The business of acquiring the type of investments targeted by the Fund is highly competitive and involves a high degree of uncertainty.

Insolvency Risk. The commercial real estate loans backing the CRE Debt securities may be subject to various laws enacted in the jurisdiction or state of the borrower for the protection of creditors. If an unpaid creditor files a lawsuit seeking payment, the court may invalidate all or part of the borrower’s debt as a fraudulent conveyance, subordinate such indebtedness to existing or future creditors of the borrower or recover amounts previously paid by the borrower in satisfaction of such indebtedness, based on certain tests for borrower insolvency and other facts and circumstances, which may vary by jurisdiction. There can be no assurance as to what standard a court would apply in order to determine whether the borrower was “insolvent” after giving effect to the incurrence of the indebtedness constituting the commercial mortgage backing the CRE Debt securities, or that regardless of the method of valuation, a court would not determine that the borrower was “insolvent” after giving effect to such incurrence. In addition, in the event of the insolvency of a borrower, payments made on such commercial mortgage loans could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year and one day) before insolvency.

Prepayment Risk. The Fund’s investments may be subject to prepayment. Prepayments on CRE Debt securities are affected by a number of factors. If prevailing rates for commercial real estate loans fall below the interest rates on the commercial real estate loans underlying the Fund’s CRE Debt securities, prepayments would generally be expected to increase. Conversely, if prevailing rates for commercial real estate loans rise above the interest rates on the commercial real estate loans underlying the Fund’s CRE Debt securities, prepayment rates would generally be expected to decrease. Faster than expected prepayments may adversely affect the Fund’s profitability, particularly if the Fund is forced to invest prepayments it receives in lower yielding securities. Prepayments on CRE Debt securities are also affected by the value of the related mortgaged property, the borrower’s equity in the mortgaged property, the financial circumstances of the borrower, fluctuations in the business operated by the borrower on the mortgaged property, competition, general economic conditions and other factors. However, there can be no assurance that the underlying loans will prepay at any particular rate.

Extension Risk. The Fund’s CRE Debt securities investments may be subject to extension, resulting in the term of the securities being longer than expected. Extensions are affected by a number of factors, including the general availability of financing in the market, the value of the related mortgaged property, the borrower’s equity in the mortgaged property, the financial circumstances of the borrower, fluctuations in the business operated by the borrower on the mortgaged property, competition, general economic conditions and other factors.
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Foreign Issuer Risks. U.S. dollar-denominated securities issued by foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. Issuers of CRE Debt backed by properties located in foreign countries may be subject to similar risks. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, and regulatory issues facing issuers in such foreign countries. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

Risks of Investing in Fixed Income Securities. The Fund invests a significant portion of its assets in fixed income securities. Fixed income securities are subject to credit risk and market risk, including interest rate risk. Credit risk is the risk of the issuer’s inability to meet its principal and interest payment obligations. Market risk is the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. There is no limitation on the maturities of fixed income securities in which the Fund invests. Securities having longer maturities generally involve greater risk of fluctuations in value resulting from changes in interest rates.

Interest Rate Risk. The prices of securities in general and fixed-income securities in particular tend to be sensitive to interest rate fluctuations. Unexpected fluctuations in interest rates can result in significant changes in the prices of fixed-income securities. In addition, interest rate increases generally will increase the interest carrying costs of borrowed securities and leveraged investments. To the extent that interest rate assumptions underlie the hedge ratios implemented in hedging a particular position, fluctuations in interest rates could invalidate those underlying assumptions and expose a Fund’s assets to losses. Interest rate sensitivity is generally more pronounced and less predictable in instruments with uncertain payment or prepayment schedules. Securities with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate instruments will not generally increase in value if interest rates decline. Changes in interest rates will also affect the amount of interest income the Fund earns on its floating rate investments.

Credit Risk. Debt portfolios are subject to credit risk. Credit risk refers to the likelihood that an issuer will default in the payment of principal and/or interest on an instrument. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, lack or inadequacy of collateral or credit enhancement for a debt instrument may affect its credit risk. Credit risk may change over the life of an instrument, and debt obligations which are rated by rating agencies are often reviewed and may be subject to downgrade.

Below Investment Grade (“Junk Bond”) Securities Risks. The Fund invests in fixed-income instruments which are or are deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody’s Investors Service, Inc. and Standard & Poor’s Corporation (commonly known as “junk bonds”) and accordingly involve great risk. Such securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk to adverse conditions. These securities offer higher returns than bonds with higher ratings as compensation for holding an obligation of an issuer perceived to be less creditworthy. The market prices of such securities are also subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and ask prices of such securities may be greater than those prevailing in other securities markets. Changes in economic conditions or developments regarding issuers of non-investment grade debt securities are more likely to cause price volatility and weaken the capacity of such issuers to make principal and interest payments than is the case for higher grade debt securities. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities.
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Management Risk. Management risk means that the Sub-Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals.

Non-Diversified Portfolio Risk. The Fund is non-diversified which means that its portfolio will be invested in a relatively small number of securities. As a result, the appreciation or depreciation of any one security held by the Fund will have a greater impact on the Fund’s net asset value than it would if the Fund invested in a larger number of securities.

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse occurrences affecting the Fund more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. The Fund’s investments may at times be concentrated in certain property or secured by properties concentrated in a limited number of geographic locations. To the extent that the Fund’s investment portfolio is concentrated in any one region or type of asset, downturns relating generally to such region or type of asset may result in defaults on a number of the Fund’s investments.

Privately-Issued Securities Risk. The Fund intends to invest in privately-issued securities, including those that may be resold only in accordance with Rule 144A or Regulation S under the 1933 Act (“Restricted Securities”). Restricted Securities are not publicly-traded and are subject to a variety of restrictions, which limit a purchaser’s ability to acquire or resell such securities. Accordingly, the liquidity of the market for specific Restricted Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund.

Risk of Investing in Bank Loans. The secondary market for loans is a private, unregulated inter-dealer or inter-bank resale market. Bank loans are usually rated below investment grade. The market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Purchases and sales of loans are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell loans and may negatively impact the transaction price. It may take longer than seven days for transactions in loans to settle. The Fund may hold cash, sell investments or temporarily borrow from banks or other lenders to meet short-term liquidity needs due to the extended loan settlement process, such as to satisfy periodic repurchase requests from Fund shareholders.

Investments in bank loans are typically in the form of an assignment or participation. Investors in a loan participation assume the credit risk associated with the borrower and may assume the credit risk associated with an interposed financial intermediary. Accordingly, if a lead lender becomes insolvent or a loan is foreclosed, the Fund could experience delays in receiving payments or suffer a loss. In an assignment, the Fund effectively becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. Accordingly, if the loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Due to their lower place in the borrower's capital structure and possible unsecured status, junior loans involve a higher degree of overall risk than senior loans of the same borrower. In addition, the floating rate feature of loans means that bank loans will not generally experience capital appreciation in a declining interest rate environment. Declines in interest rates may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields.

U.S. federal securities laws afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities. The typical practice of a lender in relying exclusively or primarily on reports from the borrower may involve the risk of fraud, misrepresentation, or market manipulation by the borrower. It is unclear whether U.S. federal securities law protections are available to an investment in a loan. In certain circumstances, loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a borrower, lenders may not have the protection of the anti-fraud provisions of the federal securities laws. However, contractual provisions in the loan documents may offer some protections, and lenders may also avail themselves of common-law fraud protections under applicable state law.
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Mezzanine Loan Risk. Mezzanine loans involve certain considerations and risks. For example, the terms of a mezzanine loan may restrict transfer of the interests securing such loan (including an involuntary transfer upon foreclosure) or may require the consent of the senior lender or other members or partners of or equity holders in the related real estate company, or may otherwise prohibit a change of control of the related real estate company. These and other limitations on realization on the collateral securing a mezzanine loan or the practical limitations on the availability and effectiveness of such a remedy may affect the likelihood of repayment in the event of a default.

Commercial Mortgage Backed Securities ("CMBS") Risk. CMBS may involve the risks of delinquent payments of interest and principal, early prepayments and potentially unrecoverable principal loss from the sale of foreclosed property. Subordinated classes of CMBS are generally entitled to receive repayment of principal only after all required principal payments have been made to more senior classes and also have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes.

Collateralized Loan Obligation (“CLO”) Risk. CLOs and other similarly structured securities are types of asset-backed securities. The cash flows from the CLO trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the loans in the trust and serves to protect the other, more senior tranches from default. Since it is partially protected from defaults, a senior tranche from a CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO securities as a class. The risks of an investment in a CLO depend largely on the collateral and the class of the CLO in which the Fund invests. Normally, CLOs and other similarly structured securities are privately offered and sold, and thus are not registered under the securities laws.

Illiquid Securities Risk. The Fund may invest in illiquid securities. Illiquid securities are securities that are not readily marketable, and include repurchase agreements maturing in more than seven days as well as securities that become illiquid through a change in market conditions. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Adviser or sub-adviser or at prices approximating the value at which the Fund is carrying the securities.

Risks of Using Leverage. Subject to certain limitations, the Fund may borrow money from a bank or enter into financing arrangements to provide supplemental liquidity where in the opinion of the Adviser or Sub-Adviser, the Fund needs or may in the future need additional liquidity, during times of general market turmoil or to meet periodic repurchase requests. The use of leverage involves special risks, and could reduce overall performance, lead to portfolio losses despite underlying asset performance and significantly increase losses during periods of market turmoil.

In addition, although the Fund will only enter into financing arrangements with large institutional lenders deemed by the Adviser and the Sub-Adviser to be creditworthy, the use of leverage may expose the Fund to counterparty risk.
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Periodic Repurchase Risk.  Quarterly repurchases by the Fund of its shares typically will be funded from available cash or sales of portfolio securities. Payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than the Adviser or Sub-Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The sale of portfolio securities to fund quarterly repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s net asset value.  Also, the Adviser or Sub-Adviser may take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on any such borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income.  Repurchase of shares will tend to reduce the amount of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets may increase the Fund’s expense ratio, to the extent that additional shares are not sold.

Non-Principal Risks

Portfolio Turnover Risk. The Fund may engage in short-term trading strategies and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, or Sub-Adviser, as the case may be, investment considerations warrant such action. These policies, together with the ability of the Fund to effect short sales of securities and to engage in transactions in options and futures, may have the effect of increasing the annual rate of portfolio turnover of the Fund. A high portfolio turnover rate will result in greater brokerage commissions and transaction costs. It may also result in greater realization of gains, which may include short-term gains taxable at ordinary income tax rates.

Risks Associated with Investments in Distressed Securities. The Fund may invest in securities that are experiencing significant financial or business difficulties, including bankruptcy or other reorganization and liquidation proceedings. Any one or all of the issuers of the securities in which the Fund may invest may be unsuccessful or not show any return for a considerable period of time. The level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties is unusually high. There is no assurance that the Sub-Adviser will correctly evaluate the value of the assets collateralizing the Fund’s loans or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than the Fund’s original investment. Under such circumstances, the returns generated from the Fund’s investments in distressed securities may not adequately compensate for the risks assumed. In addition, there is no minimum credit standard that is a prerequisite to the Fund’s investment in any instrument, and a significant portion of the obligations and preferred stock in which the Fund invests may be less than investment grade.

Securities Lending Risk. The Fund may make secured loans of its portfolio securities. Borrowers of the Fund’s securities may provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions. To the extent the Fund lends its securities, it may be subject to these risks.

Temporary or Defensive Position Risk. Under adverse market conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations. A larger percentage of such investments could moderate the Fund’s investment results. The Fund may not achieve its investment objective using this type of investing.
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Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the Fund’s SAI. Disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. The Annual and Semi-Annual Reports are available by calling the Fund, toll-free, at 888-564-4517, or by visiting the Fund’s website at www.riverparkfunds.com.

MANAGEMENT OF THE FUND

The management of the Fund is supervised by the Board of Trustees. The Trustees and officers of the Fund, together with their principal occupations and other affiliations during the past five years, are listed in the Statement of Additional Information.  Each of the Trustees also serves as a Trustee of RiverPark Funds Trust, a registered investment management company, for which the Adviser also serves as investment adviser.

Investment Adviser

The Adviser was formed in July 2009 and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser is a wholly-owned subsidiary of RP Holding Group LLC, a Delaware limited liability company (“RP Holding Group”), and is 84.3% owned by employees and is controlled by Morty Schaja. Mr. Schaja, CFA, is RiverPark’s Chief Executive Officer. Mr. Rubin, CFA, and David Berkowitz, are RiverPark’s Co-Chief Investment Officers. RiverPark Capital Management LLC, an affiliate of the Adviser, provides investment management services to separate accounts and partnerships. Together, the Adviser and RiverPark Capital Management LLC had approximately $3.7 billion in assets under management, as of December 31, 2015.

RiverPark provides investment advisory services to the Fund pursuant to an investment advisory agreement entered into with the Fund (the “Advisory Agreement”). The Adviser has discretion to purchase and sell securities in accordance with the Fund’s objectives, policies, and restrictions.

Under the general supervision of the Board of Trustees, the Adviser, either directly or by hiring a sub-adviser, carries out the investment and reinvestment of the assets of the Fund, furnishes continuously an investment program with respect to the Fund, determines which securities should be purchased, sold or exchanged, and implements such determinations. The Adviser furnishes to the Fund investment advice and office facilities, equipment and personnel for servicing the investments of the Fund. The Adviser compensates all Trustees and officers of the Fund who are members of the Adviser’s organization and who render investment services to the Fund, and also compensates all other Adviser personnel who provide research and investment services to the Fund. In return for these services, facilities and payments, the Fund has agreed to pay the Adviser as compensation under the Advisory Agreement a monthly fee computed at a fixed annual rate of 0.65% of the average daily net assets of the Fund.

The Adviser has agreed contractually to waive its fees and to absorb expenses of the Fund to the extent necessary to ensure that ordinary operating expenses (excluding interest, brokerage commissions, dividends on short sales and interest expense on securities sold short, acquired fund fees and expenses and extraordinary expenses) do not exceed certain percentages of the Fund’s average net assets. The Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses absorbed, subject to certain limitations that: (1) the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement; (2) the reimbursement may not be made if it would cause the annual expense limitation in effect at the time of the waiver to be exceeded; and (3) the Fund must be able to make repayments to the Adviser without exceeding its current net expense ratio. The expense limitation for the Fund, expressed as a percentage of the Fund's average net assets, is as follows:
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Fund	Expense Limitation
RiverPark Commercial Real Estate Fund	1.00%

This arrangement will remain in effect unless and until the Board of Trustees approves its modification or termination. The total estimated annual expenses of the Fund are set forth in the section titled, “Summary of Fund Expenses.”

Securities considered as investments for the Fund may also be appropriate for other investment accounts managed by the Adviser or its affiliates. If transactions on behalf of more than one fund during the same period increase the demand for securities purchased or the supply of securities sold, there may be an adverse effect on price or quantity. In addition, under its arrangements with unregistered funds that it manages, the Adviser receives a portion of the appreciation of such funds’ portfolios. This may create an incentive for the Adviser to allocate attractive investment opportunities to such funds. Whenever decisions are made to buy or sell securities by the Fund and one or more of such other accounts simultaneously, the Adviser will allocate the security transactions (including “hot” issues) in a manner which it believes to be fair and equitable under the circumstances. The SAI provides additional information regarding such allocation policies.

Investment Sub-Adviser

Talimco, located at 430 Park Avenue, 8th Floor, New York, NY 10022 is the sub-adviser to the Fund. Talimco is an independently-owned investment manager that specializes in commercial real estate credit and is registered as an investment adviser under the Advisers Act with approximately $1.0 billion of assets under management as of December 31, 2015. Talimco has been investing across the commercial real estate debt capital structure since 2008 and has made $2.5 billion of investments in more than 350 transactions. In addition, Talmage team members have participated in decisions to invest in over $10 billion of commercial real estate debt investments with underlying property values totaling approximately $250 billion. As a complement to its investment business, Talmage is a rated CMBS Special Servicer.

Talimco provides investment sub-advisory services to the Fund pursuant to an investment sub-advisory agreement (the “Sub-Advisory Agreement”) entered into with the Trust, on behalf of the Fund, and the Adviser.

The Adviser pays Talimco out of its advisory fees with respect to the Fund. The Adviser pays Talimco a monthly fee computed at a fixed annual rate of 0.325% of the average daily net assets of the Fund from the management fee paid to the Adviser pursuant to the Advisory Agreement, subject to adjustments in accordance with the expense limitation agreement as more fully described therein.  The Fund is not responsible for the payment of this sub-advisory fee.

Portfolio Manager

Edward L. Shugrue III has been the portfolio manager of the Fund since its inception as well as the portfolio manager of the predecessor fund since its inception. Mr. Shugrue is the Chief Executive Officer of Talmage, LLC, the successor to an investment management business he founded in 2003. He is a member of his firm's Investment Committee. He has over 25 years of commercial real estate investing, lending and restructuring experience as an owner, lender and advisor. From 1997 until 2003, Mr. Shugrue co-built one of the country's first commercial real estate mezzanine investment platforms in his capacity as the Chief Financial Officer of Sam Zell's Capital Trust, Inc. (NYSE: CT). From 1991 to 1996, Mr. Shugrue was one of four people responsible for turning around, taking public and selling River Bank America, a New York bank. From 1988 through 1990, Mr. Shugrue was employed in the real estate group of Bear Stearns & Co. Inc. where he worked on principal, agency and securitization assignments.
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Mr. Shugrue is a graduate of the University of Pennsylvania with a BA (honors) in political science and a degree from The Wharton School of Business. Mr. Shugrue is a former governor of the Commercial Mortgage Backed Securities Association (CMSA). Mr. Shugrue has published articles regarding real estate finance in CRE Finance World and PREA Quarterly. He has also been a guest lecturer at The Harvard Business School (where he co-authored a case study), The Wharton School of Business, the Columbia University Graduate School of Business and the Stanford University Graduate School of Business. He is a frequent contributor to The Wall Street Journal and to Bloomberg News. Mr. Shugrue is a board member of StreetSquash Harlem, a comprehensive youth enrichment program combining academics and athletics for public school students in Harlem, New York www.StreetSquash.org.

Approval of the Advisory Agreement and the Sub-Advisory Agreement

A discussion regarding the basis for the Board’s approval of the Advisory Agreement and the Sub-Advisory Agreement will be available in the Fund’s first report to shareholders.

PURCHASE OF SHARES

Shares of beneficial interest in the Fund are offered on a daily basis at their net asset value per share.  Shares of beneficial interest in the Fund are being offered during an initial one week offering period.  Shares will be offered at the offer price of $10 per share, the then current net asset value per share during the initial one week offering period, which is expected to terminate on or about September 30, 2016, or such earlier or later date as the Adviser may determine in its discretion.  Subsequent to the initial offering, shares are expected to be offered on a daily basis at their net asset value per share.  The minimum initial investment is $100,000. No sales charges are imposed when you purchase shares of the Fund. You may purchase shares of the Fund at net asset value or through your financial intermediary. Shares will be issued at the net asset value per share next computed after the receipt of your purchase request, together with payment in the amount of the purchase. Stock certificates will not be issued. Instead, your ownership of shares will be reflected in your account records with the Fund.

PERIODIC REPURCHASE OFFERS; REPURCHASES OF SHARES AND TRANSFERS

The Fund is a closed-end "interval" fund which, to provide some liquidity and the ability to receive NAV on a disposition of at least a portion of your shares, will make periodic offers to repurchase shares. Except as permitted by the Fund's interval structure, no shareholder will have the right to require the Fund to repurchase its shares.

The Fund has adopted, pursuant to Rule 23c-3(b) under the 1940 Act, a fundamental policy, which cannot be changed without shareholder approval, requiring the Fund to offer to repurchase at least 5% and up to 25% of its shares at NAV each quarter. The Adviser currently expects under normal market circumstances that the Fund will offer to repurchase 25% of its total outstanding shares each quarter, subject to approval of the Board. The schedule requires the Fund to make repurchase offers at least every quarter. For each repurchase offer, if you own Fund shares on the Fund's record date, you will be entitled to participate in the repurchase offer. The pricing date for the Fund's first repurchase offer is expected to be on or about December 1, 2016.  The Fund may file an exemptive application with the SEC seeking exemptive relief to permit the Fund to make repurchase offers on a monthly basis.  Certain of the terms described below will change subject to the Fund receiving exemptive relief from the SEC to make repurchase offers on a monthly basis. However, there is no assurance that the Fund will file an exemptive application or that the SEC would issue such exemptive relief.

When a repurchase offer commences, the Fund sends, at least 21 days and no more than 42 days before the repurchase request deadline, written notice to each shareholder setting forth, among other things:

•	A statement that the Fund is offering to repurchase its securities from shareholders at NAV.

•	Any fees applicable to the repurchase.
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•	The percentage of outstanding shares that the Fund is offering to repurchase (the "repurchase offer amount") and how the Fund will purchase shares on a pro rata basis if the offer is oversubscribed.

•	The date on which a shareholder's repurchase request is due (the "repurchase request deadline").

•	The date that will be used to determine the Fund's NAV applicable to the repurchase offer (the "repurchase pricing date").

•	The date by which the Fund will pay to shareholders the proceeds from their shares accepted for repurchase (the "repurchase payment deadline").

•	The risk of fluctuation in NAV between the repurchase request deadline and the repurchase pricing date.

•	The procedures by which shareholders may tender their shares and the right of shareholders to withdraw or modify their tenders before the repurchase request deadline.

•	The circumstances in which the Fund may suspend or postpone the repurchase offer.

•	The NAV of the shares as of a date no more than seven days before the date of the written notice and the means by which shareholders may ascertain the Fund's current NAV.

This notice may be included in a shareholder report or other Fund document and may be sent electronically to those shareholders who have consented to electronic delivery. If a shareholder fails to submit a repurchase request in proper form to the Fund or its agent (including a tender of stock in response to a repurchase offer) by the repurchase request deadline, the shareholder will be unable to liquidate shares until a subsequent repurchase offer, and will have to resubmit a request in the next repurchase offer. Shareholders may withdraw or change a repurchase request with a proper instruction submitted in proper form at any point before the repurchase request deadline.

Determination of Repurchase Price and Payment for Shares

The repurchase price payable in respect of a tendered share is equal to the share's NAV as determined on the repurchase pricing date, which will be no later than the 14th day (or the next business day if the 14th day is not a business day) following the repurchase request deadline. The repurchase payment deadline will be seven days after the repurchase pricing date. The Fund's NAV per share may change materially between the date a repurchase offer is mailed and the repurchase request deadline, and it may also change materially between the repurchase request deadline and repurchase pricing date. The method by which the Fund calculates NAV is discussed under “How the Fund Values Its Shares.” During the period an offer to repurchase is open, the Fund calculates its NAV daily on the five business days preceding a repurchase request deadline. Shareholders may obtain the current NAV by calling the Fund at 888-564-4517.

Suspension or Postponement of Repurchase Offers

The Fund may suspend or postpone a repurchase offer in limited circumstances set forth in Rule 23c-3 under the 1940 Act as described below, but only with the approval of a majority of the Trustees, including a majority of Trustees who are not "interested persons" of the Fund ("Independent Trustees").

The Fund may suspend or postpone a repurchase offer only: (1) if the repurchase would cause the Fund to lose its status as a registered investment company under the Code; (2) if making or effecting the repurchase offer would cause the shares that are subject to the offer that are quoted in an inter-dealer quotation system of a national securities association to not be quoted on any inter-dealer quotation system of a national securities association; (3) for any period during which the New York Stock Exchange ("NYSE") or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (4) for any period during which an emergency exists as a result of which disposal by the Fund of assets owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (5) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.
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Oversubscribed Repurchase Offers

There is no minimum number of shares that must be tendered before the Fund will honor repurchase requests. However, the Board sets for each repurchase offer a maximum percentage of shares that may be repurchased by the Fund. In the event a repurchase offer by the Fund is oversubscribed, the Fund may repurchase, but is not required to repurchase, additional shares up to a maximum amount of 2.00% of the outstanding shares of the Fund. If the Fund determines not to repurchase additional shares beyond the repurchase offer amount, or if shareholders tender an amount of shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the shares tendered on a pro rata basis.

If any shares that you wish to tender to the Fund are not repurchased because of proration, you will have to wait until the next repurchase offer and resubmit your repurchase request, and your repurchase request will not be given any priority over other shareholders' requests. Thus, there is a risk that the Fund may not purchase all of the shares you wish to have repurchased in a given repurchase offer or in any subsequent repurchase offer.

THERE IS NO ASSURANCE THAT YOU WILL BE ABLE TO TENDER YOUR SHARES WHEN OR IN THE AMOUNT THAT YOU DESIRE.

Consequences of Repurchase Offers

From the time the Fund distributes or publishes each repurchase offer notification until the repurchase pricing date for that offer, the Fund must maintain liquid assets at least equal to the percentage of its shares subject to the repurchase offer. For this purpose, "liquid assets" means assets that may be sold or otherwise disposed of in the ordinary course of business, at approximately the price at which the Fund values them, within the period between the repurchase request deadline and the repurchase payment date, or which mature by the repurchase payment date. The Fund may, for the purpose of paying for repurchased shares, be required to liquidate portfolio holdings earlier than the Adviser would otherwise have liquidated these holdings. Such liquidations may result in losses, and may increase the Fund's portfolio turnover. The Fund is also permitted to borrow to meet repurchase requests.

If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares by increasing the Fund's expenses and reducing any net investment income. There is no assurance that the Fund will be able to sell a significant amount of additional shares so as to mitigate these effects.

In addition, the repurchase of shares by the Fund will be a taxable event to shareholders, potentially even to those shareholders that do not participate in the repurchase. For a discussion of these tax consequences, see "Dividends, Distribution and Taxes" below and "Additional Tax Information" in the SAI.

HOW THE FUND VALUES ITS SHARES

The price of the Fund’s shares is based on the Fund’s net asset value. The net asset value of shares of the Fund is calculated by dividing the value of the Fund’s net assets by the number of the Fund’s outstanding shares. The net asset value takes into account the fees and expenses of the Fund, including management, administration and other fees, which are accrued daily.  In computing net asset value, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. If market quotations are not readily available, securities are valued at fair value as determined in good faith through the consideration of other factors in accordance with procedures established by, and under the general supervision of, the Board of Trustees. The Fund will use fair value pricing where: (i) a security is illiquid (restricted securities and repurchase agreements maturing in more than seven days); (ii) the market or exchange for a security is closed on an ordinary trading day and no other market prices are available; (iii) the security is so thinly traded that there have been no transactions in the security over an extended period; or (iv) the validity of a market or independent pricing agent’s quotation received is questionable. In addition, fair value pricing will be used if emergency or unusual situations have occurred, such as when trading of a security on an exchange is suspended; or when an event occurs after the close of the exchange on which the security is principally traded that is likely to have changed the value of the security before the net asset value is calculated (applicable to foreign securities). Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value per share.
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In computing the net asset value per share, the Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Some foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If these events materially affect the value of portfolio securities, these securities will be valued at their fair value as determined in good faith by the Board of Trustees.

HOW TO BUY SHARES

No sales charges are imposed when you purchase shares of the Fund. You may purchase shares of the Fund at net asset value (“NAV”) as described below or through your financial intermediary. Please keep in mind that your financial intermediary may charge additional fees for its services.  The minimum initial investment is $100,000. The Fund reserves the right to vary or waive the minimum in certain situations. There is no minimum investment requirement for subsequent investments if mailed by check. Subsequent purchases by telephone are subject to a minimum of $100.  Stock certificates will not be issued.  Instead, your ownership of shares will be reflected in your account records with the Fund.

The Fund has authorized one or more brokers to receive purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf.

All shares will be purchased at the NAV per share next determined after the Fund or, if applicable an authorized broker or broker designee, receive your account application or request in good order. All requests received in good order by the Fund, or if applicable, an authorized broker or broker designee, before 4:00 p.m. (Eastern Time) will be executed on that same day. Requests received after 4:00 p.m. will be processed on the next business day and will receive the next day’s NAV.

Good Order

When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

•	The name of the Fund;

•	The dollar amount of shares to be purchased;

•	A completed account application; and

•	Check payable to RiverPark Commercial Real Estate Fund.
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Purchases by Mail

To make an initial purchase by mail:

•	Complete the enclosed application.

•	Mail the application, together with a check made payable to the RiverPark Commercial Real Estate Fund to:

By Mail: RiverPark Commercial Real Estate Fund P.O. Box 219008 Kansas City, MO 64121-9008	By Overnight Delivery or Express Mail: RiverPark Commercial Real Estate Fund c/o DST Systems, Inc. 430 W. 7th Street Kansas City, MO 64105

•	All checks must be in U.S. dollars drawn on U.S. banks. The Fund does not accept payment in cash, cashier’s checks or money orders. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Fund is unable to accept post-dated checks, post-dated on-line bill pay checks, or any conditional order or payment.

•	Subsequent investments may be made in the same manner, but you need not include an application. When making a subsequent investment, use the return remittance portion of your statement, or indicate on the face of your check, the name of the Fund in which the investment is to be made, the exact title of the account, your address, and your Fund account number.

In compliance with the U.S.A. PATRIOT Act of 2001, please note that the Fund’s transfer agent (the “Transfer Agent”) will verify certain information on your application as part of the Fund’s Anti-Money Laundering Program. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Transfer Agent at 888-564-4517 if you need additional assistance when completing your application.

If the Transfer Agent does not have a reasonable belief of the identity of an investor, the account will be rejected or the investor will not be allowed to perform a transaction on the account until clarifying information/documentation is received. The Fund also reserves the right to close the account within five business days if clarifying information/documentation is not received.

Purchases by Wire

If you are making your first investment in the Fund, before you wire funds:

•	The Transfer Agent must have a completed application. You can mail or overnight deliver your application to the Transfer Agent at the address above.

•	Upon receipt of your completed application, in good order, the Transfer Agent will establish an account for you.
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•	The account number assigned will be required as part of the instruction that should be given to your bank to send the wire. Your bank must include the name of the Fund, your name and account number so that monies can be correctly applied. Your bank should transmit funds by wire to:

UMB Bank, N.A.
ABA No. 10100695
RiverPark Commercial Real Estate Fund
DDA Account No. 9872190750
Further Credit:
(shareholder registration)
 (shareholder account number)

Wired funds must be received prior to 4:00 p.m. Eastern Time to be eligible for same day pricing. The Fund is not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

For Subsequent Investments – By wire

Before sending your wire, please contact the Transfer Agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

Additional Information

If your purchase transaction is canceled due to nonpayment or because your purchase check does not clear, you will be responsible for any loss the Fund or the Adviser incur and you will be subject to a returned check fee of $25.  In addition, you may be prohibited or restricted from making further purchases of shares.

Telephone subscription trades must be received by or prior to market close, to receive the next calculated net asset value. Subscription trades received after the market close will be processed using the net asset value per share determined on the next business day. During periods of high market activity, shareholders may encounter higher than usual call waiting times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.

Shares may also be purchased through certain brokers or other financial intermediaries, which may impose transaction fees and other charges. These fees and charges are not imposed by the Fund.

Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

The Adviser may at its own expense make payments to some, but not all brokers, dealers or financial intermediaries, as an incentive to sell shares of the Fund and/or to promote retention of their customers’ assets in the Fund. These payments sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase the Fund’s shares or the amount the Fund receives as proceeds from such sales.  Revenue sharing payments also may be made to brokers, dealers and other financial intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list. You may wish to consider whether such arrangements exist when evaluating any recommendation to purchase shares of the Fund.

The Board of Trustees has adopted an administrative services plan according to which the Fund may pay administrative services fees at an annual rate of up to 0.15% of the average daily net assets of the Fund to various administrative servicing agents for providing administrative, recordkeeping and support servicing and other shareholder servicing to their clients who own shares of the Fund. Because these administrative servicing fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of an investment in such shares and may cost more than other types of sales charges.
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Under certain circumstances, if no activity occurs in an account within a time period specified by state law, a shareholder’s shares in the Fund may be transferred to that state.

Tools to Combat Frequent Transactions

The Fund is intended for long-term investors. The Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm Fund performance. While not specifically unlawful, the practice utilized by short-term traders to time their investments and repurchase requests of Fund shares with certain market-driven events can create substantial cash flows. These cash flows can be disruptive to the portfolio manager’s attempts to achieve the Fund’s objectives. Further, frequent short-term trading of Fund shares drives up the Fund’s transaction costs to the detriment of the remaining shareholders.

The Fund may invest in overseas securities, where market timers may seek to take advantage of time zone differences and may invest in investments that are not frequently traded, and consequently may be a target of market timers.

For these reasons, the Fund uses a variety of techniques to monitor for and detect abusive trading practices. The Fund does not accommodate “market timers” and discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm Fund performance. The Board of Trustees has developed and adopted a market timing policy which takes steps to reduce the frequency and effect of these activities in the Fund. These steps include monitoring trading activity and using fair value pricing, as approved by the Board of Trustees, when the Adviser determines current market prices are not readily available. These techniques may change from time to time as determined by the Fund in its sole discretion.

Fair Value Pricing

The trading hours for most foreign securities end prior to the close of the NYSE, the time the Fund’s net asset value is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund may value foreign securities at fair value, taking into account such events, when they calculate their net asset values. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees.

The Board of Trustees has also developed procedures which utilize fair value procedures when any assets for which reliable market quotations are not readily available or for which the Fund’s pricing service does not provide a valuation or provides a valuation that in the judgment of the Adviser or Sub-Adviser, as the case may be, does not represent fair value. The Fund may also fair value a security if the Fund or the Adviser or Sub-Adviser, as the case may be, believes that the market price is stale. Other types of securities that the Fund may hold for which fair value pricing might be required include illiquid securities including restricted securities and private placements for which there is no public market. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value per share.
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SHAREHOLDER SERVICES

The Fund offers the following shareholder services. For more information about these services or your account, contact your financial intermediary or call 888-564-4517. Some services are described in more detail in the application.

Automatic Investment Plan. You may make regular monthly investments automatically in amounts of not less than $50 through the Automatic Investment Plan. This plan provides a convenient method to have monies deducted from your bank account, for investment into the Fund. In order to participate in the plan, your financial institution must be a member of the ACH network. The Fund may modify or terminate this privilege at any time. If your bank rejects your payment, a $25 fee will be charged to your account. To begin participating in the plan, please complete the Automatic Investment Plan section on the application or call the Transfer Agent at 888-564-4517. Any request to change or terminate your Automatic Investment Plan should be submitted to the Transfer Agent five days prior to the effective date. Please allow up to thirty days to create the plan and 5 days to cancel or change it.

Telephone Investment Plan. You may make investments into an existing account, on demand, in amounts of not less than $100 or more than $10,000 per investment by calling 888-564-4517. If elected on your application, telephone orders will be accepted by electronic funds transfer from your bank account through the ACH network. You must have banking information established on your account prior to making a purchase. If your order is received by 4:00 p.m. (Eastern Time), shares will be purchased at the net asset value calculated on that day.

Investments through Employee Benefit and Savings Plans. Certain qualified and non-qualified employee benefit and savings plans may make shares of the Fund available to their participants. The Adviser, and not the Fund, may provide compensation to organizations providing administrative and recordkeeping services to those plans.

Automatic Reinvestment Plan. For your convenience, all dividends and distributions of the Fund are automatically reinvested in full and fractional shares of that Fund at the net asset value per share at the close of business on the ex-dividend date, unless you request otherwise in writing. A written request to change your dividend reinvestment election must be received at least five full business days before a given record date to be effective on that date.

Tax Sheltered Retirement Plans. Eligible investors may open a pension or profit sharing account in the Fund under the following prototype retirement plans: (i) Individual Retirement Accounts (“IRAs”) and Rollover IRAs; and (ii) Simplified Employee Pensions for sole proprietors, partnerships and corporations.

Householding. The Fund will automatically send updated prospectuses, Annual and Semi-Annual Reports to Fund shareholders. In order to reduce the volume of mail, when possible, only one copy of each document will be sent to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue “householding” for your accounts, please call toll-free at 888-564-4517 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of the Fund who acquires, holds and/or disposes of shares of the Fund, and reflects provisions of the Code, existing Treasury regulations, rulings published by the Internal Revenue Service (“IRS”), and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund and the discussion set forth herein does not constitute tax advice. For more detailed information regarding tax considerations, see the Fund’s SAI. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.
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Your distribution will be reinvested automatically in additional shares of the Fund in which you have invested, unless you have elected on your original application, or by written instructions filed with the Fund, to have them paid in cash. If you elect to receive dividends in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value. No interest will accrue on amounts represented by uncashed distribution checks.

Dividend Policy. It is the policy of the Fund to distribute to shareholders its investment company taxable income, if any, monthly. The Fund also intends to distribute its net capital gains, if any, in order to avoid taxation of the Fund itself on such gains. Dividends and distributions generally are taxable in the year paid, except any dividends paid in January that were declared in the previous calendar quarter, with a record date in such quarter, will be treated as paid in December of the previous year. You may elect to have dividends and/or capital gains paid in cash.

Taxation of the Fund. The Fund intends to qualify to be treated as a regulated investment company under the Code. While so qualified, the Fund will not be required to pay any federal income tax on that portion of its investment company taxable income and any net realized capital gains it distributes to shareholders. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting these distribution requirements.

Taxation of Shareholders. The following information is meant as a general summary for U.S. citizens and residents. Most shareholders normally will have to pay federal income tax and any state or local taxes on the dividends and distributions they receive from the Fund whether dividends and distributions are paid in cash or reinvested in additional shares.

Distributions.  The Fund’s net investment income and short-term capital gains are distributed as dividends and will be taxable as ordinary income or qualified dividend income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the Fund. Long-term capital gains also will be taxed at up to a maximum rate of 20% to individuals and other non-corporate taxpayers. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

Redemptions, Exchanges or Dispositions.  A redemption, exchange, or other disposition of your shares, may result in a capital gain or loss equal to the difference between your adjusted tax basis in the shares redeemed, exchanged or sold and the amount received.  If the shares are held as a capital asset, the gain or loss will be a capital gain or loss.  Under current law, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less or (ii) generally, 20% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain dividends).  Any loss on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to those shares.  The use of capital losses is subject to limitations.  For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which your risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales.  Any loss realized on a sale or exchange of shares will be disallowed to the extent those shares are replaced by other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the shares.  In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss.
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Medicare Tax of 3.8%.  For taxable years starting on or after January 1, 2013, the Health, Care and Education Reconciliation Act of 2010 imposes a new 3.8% “Medicare Tax” on “net investment income” for taxpayers earning over specified amounts.  The tax is generally levied on income from interest, dividends, royalties, rents, and capital gains, but there are some exclusions and taxpayers should consult their tax advisors about the more precise definition of “net investment income” as it pertains to their particular situations.

Year-End Reporting.  Following the end of each calendar year, every shareholder will be sent applicable tax information and information regarding the dividends paid and capital gain distributions made during the calendar year. The Fund may be subject to foreign withholding taxes, which would reduce its investment return. Tax treaties between certain countries and the U.S. may reduce or eliminate these taxes. The Fund’s transactions in options, futures and forward contracts are subject to special tax rules. These rules can affect the amount, timing and characteristics of distributions to shareholders.

Backup Withholding.  Shareholders who fail to furnish their taxpayer identification numbers to the Fund and to certify as to its correctness and certain other shareholders may be subject to a Federal income tax backup withholding requirement on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. The backup withholding rate is currently 28%. Legislation may be enacted which provides for a different rate. If the backup withholding provisions are applicable to you, any such dividends or capital gain distributions to you, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. You may wish to consult your own tax adviser about the applicability of the backup withholding provisions. The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates).

The foregoing briefly summarizes some of the important federal income tax consequences to shareholders of investing in the Fund’s shares, reflects the federal tax law as of the date of this prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate, tax-exempt and foreign investors. Investors should consult their tax advisers regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

The foregoing briefly summarizes some of the important federal income tax consequences to shareholders of investing in the Fund’s shares, reflects the federal tax law as of the date of this prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate, tax-exempt and foreign investors. Investors should consult their tax advisers regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

Cost Basis Reporting. Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on their shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate IRS regulations or consult your tax advisor with regard to your personal circumstances.
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For those securities defined as “covered” under current IRS cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered”. The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.
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STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

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NOTICE OF PRIVACY POLICY

FACTS	WHAT DOES RIVERPARK COMMERCIAL REAL ESTATE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number
• account balances
• account transactions
• transaction history
• wire transfer instructions
• checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the RiverPark Commercial Real Estate Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does RiverPark Commercial Real Estate Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 888-564-4517 or go to http://www.riverparkfunds.com.

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What we do
Who is providing this notice?	RiverPark Commercial Real Estate Fund
How does RiverPark Commercial Real Estate Fund protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does RiverPark Commercial Real Estate Fund collect my personal information?
We collect your personal information, for example, when you

•    open an account
•    provide account information
•    give us your contact information
•    make a wire transfer
•    tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only

•    sharing for affiliates’ everyday business purposes – information about your creditworthiness
•    affiliates from using your information to market to you
•    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Our affiliates include RiverPark Advisors, LLC. and the RiverPark Funds Trust
Nonaffiliates
Companies not related by common ownership or control. They can be financial and nonfinancial companies.

RiverPark Commercial Real Estate Fund doesn’t share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. RiverPark Commercial Real Estate Fund doesn’t jointly market.

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ADDITIONAL INFORMATION

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus or in approved sales literature in connection with the offer contained herein, and if given or made, such other information or representations must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer by the Fund to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer.

INVESTMENT ADVISER
RiverPark Advisors, LLC
156 West 56th Street, 17th Floor
 New York, New York 10019

CUSTODIAN
Brown Brothers Harriman & Co.
50 Post Office Square
 Boston, Massachusetts 02110

PRIME BROKERS
Goldman Sachs & Co.
200 West Street, 3rd Floor
 New York, NY 10282

TRANSFER AGENT
DST Systems, Inc.
333 West 11th Street, 5th Floor
 Kansas City, Missouri 64105

ADMINISTRATOR
SEI Investments Global Funds Services
One Freedom Valley Drive
 Oaks, Pennsylvania 19456

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

DISTRIBUTOR
SEI Investments Distribution Co.
One Freedom Valley Drive
 Oaks, Pennsylvania 19456

FUND COUNSEL
Blank Rome LLP
405 Lexington Avenue
 New York, New York 10174-0208
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To Obtain More Information about the Fund

For more information about the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports — Additional information is available in the Annual and Semi-Annual Reports to Fund shareholders. The Annual Report to Fund shareholders contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information — The SAI provides more details about the Fund and its policies. A current SAI is on file with the SEC and is incorporated by reference into (and is legally a part of) this Prospectus.

To obtain free copies of the Annual or Semi-Annual Reports to Fund shareholders or the SAI, or to discuss questions about the Fund:

By Telephone — 888-564-4517

By Mail — RiverPark Funds, P.O. Box 219008, Kansas City, MO 64121-9008 or by overnight courier to RiverPark Funds, c/o DST Systems, Inc., 430 W. 7th Street, Kansas City, MO 64105.

By Internet — http://www.riverparkfunds.com

From the SEC — Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room, 100 F Street, Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the IDEA database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

RiverPark Commercial Real Estate Fund
 Investment Company Act File Number 811-23168

 RPF-PS-007-0100

RPF-SX-006-0100
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The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

STATEMENT OF ADDITIONAL INFORMATION
September [●], 2016

RiverPark Commercial Real Estate Fund
 Institutional Class (Ticker Symbol: RCRIX)
Shares of Beneficial Interest

P.O. Box 219008
Kansas City, MO 64121-9008
 (888) 564-4517

This Statement of Additional Information (“SAI”), dated September [●], 2016, relates to the RiverPark Commercial Real Estate Fund (the “Fund”).

Shares of the Fund are offered through a prospectus dated September [●], 2016 (the “Prospectus”). A copy of the Prospectus may be obtained without charge by calling the number listed above. This SAI is not a prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus and is intended to provide you with information regarding the activities and operations of the Fund. This SAI should be read in conjunction with the Prospectus.

DESCRIPTION OF THE FUND AND ITS INVESTMENTS

The investment objective of the Fund and a description of its principal investment strategies are set forth under the “PROSPECTUS SUMMARY” and “INVESTMENT OBJECTIVE AND INVESTMENT STRATEGIES” in the Prospectus. The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees (the “Board” or “Trustees”) without shareholder approval by providing sixty days’ notice of the change.

RiverPark Advisors, LLC (“RiverPark” or the “Adviser”) serves as the investment adviser to the Fund. Talimco, LLC (the “Sub-Adviser” or “Talimco”), a registered investment adviser subsidiary of Talmage, LLC (“Talmage”) (together with Talimco sometimes referred to herein as “Talmage”)) serves as the investment sub-adviser to the Fund.

HISTORY OF THE FUND AND GENERAL INFORMATION

Capitalization and Organization

The Fund is a closed-end management investment company organized as a Delaware statutory trust on July 5, 2016. The Fund is “non-diversified”, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). During the initial one week offering period, the Fund's predecessor fund, GSREA CMBS Credit Opportunities, LLC, a Delaware limited liability company, will be reorganized into the Fund.

The Fund is governed by its Board of Trustees. The Fund may issue an unlimited number of shares of beneficial interest without par value and create additional series at the discretion of the Board of Trustees. All shares of the Fund have equal rights and privileges. Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote, to participate equally with other shares of the same class in dividends and distributions declared by the Fund and, upon liquidation, to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionally the same rights, including voting rights, as are provided for a full share.

Under the Fund’s Declaration of Trust, each Trustee will continue in office until he dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner than any of such events, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his successor. Shareholders can remove a Trustee only to the extent provided by the 1940 Act and the rules and regulations thereunder. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders. As a result, normally no annual or regular meetings of shareholders will be held, unless matters arise requiring a vote of shareholders under the Declaration of Trust or the 1940 Act.

Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and in such event the holders of the remaining shares so voting will not be able to elect any Trustees.

The Trustees are authorized to classify and reclassify any issued class of shares of a series into shares of one or more classes of the series and to reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, in the future, for reasons such as the desire to establish one or more additional portfolios of the Fund with different investment objectives, policies or restrictions, additional series or classes of shares may be created. Any issuance of shares of another series or class would be governed by the 1940 Act and the laws of the State of Delaware. If shares of another series of the Fund were issued in connection with the creation of additional investment portfolios, each share of the newly created portfolio would normally be entitled to one vote for all purposes. Generally, shares of all series, including the Fund, would vote as a single series on matters, such as the election of Trustees that affected all portfolios in substantially the same manner. As to matters affecting each series differently, such as approval of its investment advisory agreement and changes in investment policy, shares of each series would vote separately. In addition, the Trustees may, in the future, create additional classes of shares of the Fund. Except for the different distribution related and other specific costs borne by classes of shares of the Fund that may be created in the future, each such class will have the same voting and other rights described as the other class or classes of the Fund.

TYPES OF INVESTMENTS

The following supplements the information contained in the Prospectus concerning a description of securities and investment practices of the Fund. You should read it together with the Fund’s section in the Prospectus entitled “INVESTMENT OBJECTIVE AND INVESTMENT STRATEGIES.”

Fixed Income Securities

The Fund may invest in bonds and other types of debt obligations of U.S. and foreign issuers. These securities, whether of U.S. or foreign issuers, may pay fixed, variable or floating rates of interest, and may include zero coupon obligations, which do not pay interest until maturity. Fixed income securities may include:

•	bonds, notes and debentures issued by corporations;

•	debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“U.S. Government Securities”);

•	municipal securities;

•	mortgage-backed and asset-backed securities; or

•	debt securities issued or guaranteed by foreign corporations and foreign governments, their agencies, instrumentalities or political subdivisions, or by government owned, controlled or sponsored entities, including central banks.

The Fund may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities have received a rating from Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) in one of the four highest rating categories or, if not rated, have been determined by the Adviser or the Sub-Adviser to be of comparable quality to such rated securities. Non-investment grade debt securities (typically called “junk bonds”) have received a rating from S&P or Moody’s of below investment grade, or have been given no rating and are determined by the Adviser or the Sub-Adviser to be of a quality below investment grade. There are no limitations on the maturity of debt securities that may be purchased by the Fund. A description of bond ratings is attached to this SAI as Appendix A.

Illiquid Securities

The Board has adopted procedures to determine the liquidity of certain restricted securities, as permitted under an SEC Staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A (the “Rule”) is a non-exclusive, safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resale of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for sale under the Rule. The SEC Staff has left the question of determining the liquidity of restricted securities eligible for resale under the Rule for determination by the Trustees. The Trustees consider the following criteria in determining the liquidity of these restricted securities:

(i)	the frequency of trades and quotes for the security and the issuer;

(ii)	the number of dealers willing to purchase or sell the security and the number of other potential buyers;

(iii)	dealer undertakings to make a market in the security; and

(iv)	the nature of the security and the Adviser and/or the Sub-Adviser’s knowledge of underlying market demand for the security.

Foreign Securities

The Fund may purchase securities of non-U.S. issuers and securities of U.S. issuers that trade in foreign markets (“foreign securities”), although the Fund currently expects all such foreign securities to be denominated in U.S. dollars. To the extent that foreign securities purchased by the Fund are in the future denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect: the Fund’s net asset values per share; the value of any interest earned; gains and losses realized on the sale of securities; and net investment income and capital gains, if any, to be distributed to shareholders by the Fund. If the value of a foreign currency rises against the U.S. dollar, the value of the Fund’s assets denominated in that currency will increase. Correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of the Fund’s assets denominated in that currency will decrease. The performance of the Fund will be measured in U.S. dollars, the base currency for the Fund. When a Fund converts its holdings to another currency, it may incur conversion costs. Foreign exchange dealers realize a profit on the difference between the prices at which such dealers buy and sell currencies.

The Fund may engage in transactions in foreign securities, which are listed on foreign securities exchanges, traded in the over-the-counter market or issued in private placements. Transactions in listed securities may be effected in the over-the-counter markets if, in the opinion of the Adviser or the Sub-Adviser, this affords the Fund the ability to obtain best price and execution. Securities markets of foreign countries in which the Fund may invest are generally not subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid than the major U.S. markets. The differences between investing in foreign and U.S. companies include: (1) less publicly available information about foreign companies; (2) the lack of uniform financial accounting standards and practices among countries which could impair the validity of direct comparisons of valuations measures (such as price/earnings ratios) for securities in different countries; (3) less readily available market quotations for the securities of foreign issuers; (4) differences in government regulation and supervision of foreign stock exchanges, brokers, listed companies, and banks; (5) differences in legal systems which may affect the ability to enforce contractual obligations or obtain court judgments; (6) generally lower foreign stock market volume; (7) the likelihood that foreign securities may be less liquid or more volatile, which may affect the ability of the Fund to purchase or sell large blocks of securities and thus obtain the best price; (8) transactions costs, including brokerage charges and custodian charges associated with holding foreign securities, may be higher; (9) the settlement period for foreign securities, which are sometimes longer than those for securities of U.S. issuers, may affect portfolio liquidity; (10) foreign securities held by the Fund may be traded on days that the Fund does not value its portfolio securities, such as Saturdays and customary business holidays, and accordingly, net asset value per share may be significantly affected on days when shareholders do not have the ability to purchase or redeem shares of the Fund; and (11) political and social instability, expropriation, and political or financial changes which adversely affect investment in some countries. These various risks may be greater in emerging market countries.

American Depositary Receipts (“ADRs”) and European Depositary Receipts (“EDRs”) and other securities convertible into securities of foreign issuers may not necessarily be denominated in the same currency as the securities into which they may be converted, but rather in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe by banks or depositories that evidence a similar ownership arrangement. Generally ADRs, in registered form, are designed for use in United States securities markets and EDRs, in bearer form, are designed for use in European securities markets.

Sovereign Debt Obligations

The Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

When-Issued and Delayed and Early Delivery Securities

These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated on the Fund’s records at the trade date. These assets are marked to market and are maintained until the transaction has been settled.

Lending of Portfolio Securities

The collateral received when the Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

Temporary or Defensive Investments

During periods of adverse market or economic conditions, or when, in the opinion of the Adviser or the Sub-Adviser, certain abnormal or extraordinary circumstances exist, the Fund may, as a temporary or defensive measure, invest all or a substantial portion of its assets in high quality, fixed income securities, money market instruments, or in cash or cash equivalents, including investment grade short-term obligations.

Investment grade short-term obligations include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations rating that security.

Fixed income securities will be deemed to be of high quality if they are rated “A” or better by S&P or the corresponding rating by Moody’s or, if unrated, are determined to be of comparable quality by the Adviser or the Sub-Adviser.

Money market instruments are high quality, short-term fixed income obligations (which generally have remaining maturities of one year or less), and may include:

•	Government securities;

•	commercial paper;

•	certificates of deposit and bankers’ acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation;

•	short-term obligations of foreign issuers denominated in U.S. dollars and traded in the U.S.; and

•	Repurchase agreements.

Repurchase agreements are agreements under which the Fund purchases securities from a bank or a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent, the Fund’s right to dispose of the securities may be restricted, or the value of the securities may decline before the Fund is able to dispose of them. In the event of the bankruptcy or insolvency of the seller, the Fund may encounter delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. If the seller defaults, the value of the securities may decline before the Fund is able to dispose of them. If the Fund enters into a repurchase agreement that is subject to foreign law and the other party defaults, the Fund may not enjoy protections comparable to those provided to most repurchase agreements under U.S. bankruptcy law, and may suffer delays and losses in disposing of the collateral. The Fund has adopted procedures designed to minimize the risks of loss from repurchase agreements.

The Fund’s custodian or a sub-custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund’s portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker-dealers, which are deemed by the Adviser or the Sub-Adviser to be creditworthy pursuant to guidelines established by the Trustees.

Borrowing

The Fund may borrow money for investment purposes (which is a practice known as “leverage”), subject to restrictions. Leveraging creates an opportunity for increased investment returns, but at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of the Fund’s shares and in the yield on its portfolio. Although the principal amount of such borrowings will be fixed, the Fund’s net assets may change in value during the time the borrowing is outstanding. Since any decline in value of the Fund’s investments will be borne entirely by the Fund’s shareholders, the effect of leverage in a declining market would be a greater decrease in net asset value than if the Fund did not use leverage. Leveraging will create interest expenses for the Fund, which can exceed the investment return from the borrowed funds. To the extent the investment return derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund’s investment return will be greater than if leverage was not used. Conversely, if the investment return from the assets retained with borrowed funds is not sufficient to cover the cost of borrowings, the investment return of the Fund will be less than if leverage was not used.

INVESTMENT RESTRICTIONS

A fundamental policy with respect to the Fund cannot be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund. As used in this SAI and in the Prospectus, “a majority of the outstanding voting securities of the Fund” means the lesser of (1) the holders of more than 50% of the outstanding shares of beneficial interest of the Fund or (2) 67% of the shares of the Fund present if more than 50% of the shares are present at a meeting in person or by proxy.

Fundamental Policies of the Fund

As a fundamental policy, the Fund, under normal circumstances, will invest no less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in the commercial real estate industry, which will include CRE Debt securities and other securities that are secured by or otherwise have exposure to commercial real estate.

In addition to the 80% policy set forth above, the following fundamental policies may not be changed without approval by the vote of a majority of the Fund’s outstanding voting securities. As a matter of fundamental policy, the Fund may not:

(1)	With respect to 50% of its total assets, purchase a security, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if as a result of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of any one issuer, or that Fund would own more than 10% of the voting securities of any one issuer.

(2)	Issue senior securities other than to evidence indebtedness, borrowings or short sales as permitted under the 1940 Act.

(3)	Borrow money except that it may borrow:

(a)	for leveraging purposes,

(b)	from banks for temporary or emergency purposes, or

(c)	by entering into reverse repurchase agreements, if, immediately after any such borrowing, the value of the Fund’s assets, including all borrowings then outstanding less its liabilities, is equal to at least 300% of the aggregate amount of borrowings then outstanding (for the purpose of determining the 300% asset coverage, the Fund’s liabilities will not include amounts borrowed). Any such borrowings may be secured or unsecured. The Fund may issue securities (including senior securities) appropriate to evidence the indebtedness, including reverse repurchase agreements, which the Fund is permitted to incur.

(4)	Underwrite or participate in the marketing of securities issued by other persons except to the extent that the Fund may be deemed to be an underwriter under federal securities laws in connection with the disposition of portfolio securities.

(5)	Concentrate its investments in any industry, other than (i) the commercial real estate industry, which will include CRE Debt securities and other securities that are secured by or otherwise have exposure to commercial real estate or (ii) securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

(6)	Purchase or sell real estate as such, but this restriction shall not prevent the Fund from investing in (a) readily marketable interests in real estate investment trusts, (b) readily marketable securities of companies that invest in real estate, or (c) securities or obligations secured by real estate or interests therein and acquiring or selling the underlying real estate as a result of the exercise of rights and remedies of such security interests.

(7)	Lend any of its assets, except as permitted under the securities lending policy set forth below under the Fund’s non-fundamental policies.

(8)	Pledge, mortgage or hypothecate its assets, except to secure borrowings (as set forth above under Investment Restriction 3(a) above), or with respect to a securities lending program. Notwithstanding anything to the contrary herein, the Fund may pledge collateral in connection with investments in certain derivative transactions permitted in the Prospectus and Statement of Additional Information.

(9)	Purchase or sell commodities or commodity contracts.

Pursuant to Rule 23c-3 under the 1940 Act, the Fund has also adopted the following fundamental investment policies relating to periodic repurchase offers, which may not be changed without a vote of a majority of the outstanding voting securities.

(1)	The Fund will make repurchase offers at periodic intervals pursuant to Rule 23c-3 under the 1940 Act, as such rule may be amended or interpreted from time to time, and as it is interpreted by the Securities and Exchange Commission (“SEC”), SEC staff or other authority of competent jurisdiction, and in accordance with any exemptive or other relief or permission obtained from the SEC, SEC staff or other authority of competent jurisdiction. Currently, Rule 23c-3 requires repurchase offer amounts to be not less than 5% and not more than 25% of the common stock outstanding on the repurchase request deadline.

(2)	The periodic intervals between repurchase request deadlines will be no greater than three (3) months, and may, at the discretion of the Board and subject to the Fund receiving exemptive relief, be reduced to some such shorter period in accordance with such exemptive relief.

(3)	Each repurchase request deadline will be determined in accordance with Rule 23c-3. Currently, Rule 23c-3 requires the repurchase request deadline to be no less than 21 and no more than 42 days after the Fund sends a notification to shareholders of the repurchase offer. Subject to the Fund receiving exemptive relief, the repurchase request deadline may be altered without shareholder approval in accordance with such exemptive relief.

(4)	Each repurchase pricing date will be determined in accordance with Rule 23c-3. Currently, Rule 23c-3 requires the repurchase pricing date to be no later than the 14th day after a repurchase request deadline, or the next business day if the 14th day is not a business day.

Non-Fundamental Policies of the Fund

The following restrictions are imposed by the management of the Fund and may be changed by the Board without shareholder approval at any time. The Fund may not:

(1)	Invest in derivative securities, other than equity and index options.

(2)	Lend portfolio securities representing more than 25% of its net assets.

The SEC has taken the position that, for purposes of the restrictions applicable to a fund’s diversification, such as those set forth in this section above, investments in securities of other investment companies, including in exchange-traded funds, are considered investments in the portfolio securities of such investment companies.

If a percentage limitation set forth in an investment policy or restriction of the Fund is adhered to at the time of investment or at the time the Fund engages in a transaction, a subsequent increase or decrease in percentage resulting from a change in value of an investment or position, or a change in the net assets of the Fund, will not result in a violation of such restriction. However, if at any time borrowings exceed 33 1/3% of total assets, the Fund must reduce its borrowings within three business days thereafter.

For purposes of their policies and limitations, a Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be “cash items.”

Diversification

The Fund is currently classified as a non-diversified fund under the 1940 Act. A non-diversified fund can invest a greater portion of its assets in a single issuer or a limited number of issuers than may a diversified fund. As a consequence, a non-diversified fund is subject to greater risk than a diversified fund. A diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of the fund’s total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. Under the 1940 Act, the Fund may change its classification from non-diversified to diversified without shareholder approval.

CERTAIN RISK CONSIDERATIONS

There can be no assurance that the Fund will achieve its investment objective and an investment in the Fund involves certain risks which are described under the Fund’s “PROSPECTUS SUMMARY - PRINCIPAL RISKS” and “RISK FACTORS” in the Prospectus.

MANAGEMENT

The Board has the responsibility for the overall management of the Fund, including general supervision and review of the Fund’s investment activities and its conformity with Delaware law and the stated policies of the Fund. The Board of Trustees elects the officers of the Fund who are responsible for administering the Fund’s day-to-day operations.

Trustees and Officers

The Trustees, including the Trustees who are not interested persons of the Fund as that term is defined in the 1940 Act (“Independent Trustees”), and executive officers of the Fund, their ages and principal occupations during the past five years are set forth below.

Independent Trustees

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex**	Other Directorships Held by Trustee
Richard Browne 156 West 56th Street, 17th Floor New York, NY 10019 (56)	Trustee	Indefinite; since 2016	President, Rector Management Corp (real estate and construction company, since 1986); Partner, Sterling Project Development (real estate and construction); Owners Representative, Queens Ballpark Company, LLC (since 2005); Trustee of RiverPark Funds Trust (since 2010)	8	None
Michael Cohen 156 West 56th Street, 17th Floor New York, NY 10019 (57)	Trustee	Indefinite; since 2016	Managing Partner, Coda Capital Partners (since 1999); Trustee of RiverPark Funds Trust (since 2010)	8	None
Ira Balsam 156 West 56th Street, 17th Floor New York, NY 10019 (51)	Trustee	Indefinite; since 2016	Retired (since Jan. 2012); Chief Financial Officer, Avenue Capital Management II, L.P. (group of unregistered investment companies, 2002-2011); Trustee of RiverPark Funds Trust (since 2012)

Interested Trustees & Officers

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex	Other Directorships Held by Trustee
Morty Schaja* 156 West 56th Street, 17th Floor New York, NY 10019 (61)	Trustee, President and Chairman of the Board	Indefinite; since 2016	Chief Executive Officer and Managing Partner, RiverPark Advisors, LLC and RiverPark Capital Management LLC (since 2009); Chief Executive Officer and Managing Partner, RiverPark Capital LLC (since 2006); Trustee, President and Chairman of the Board of RiverPark Funds Trust (since 2010)	8	None
Mitch Rubin*, 156 West 56th Street, 17th Floor New York, NY 10019 (49)	Trustee	Indefinite; since 2016	Chief Investment Officer and Managing Partner, RiverPark Advisors, LLC and RiverPark Capital Management LLC (since 2009); Chief Investment Officer and Managing Partner, RiverPark Capital LLC (2006 to 2008 and since 2009); Trustee of RiverPark Funds Trust (since 2010).	8	None

Paul Genova, 156 West 56th Street, 17th Floor New York, NY 10019 (39)	Secretary	Since 2016
Chief Financial Officer, RiverPark Advisors, LLC and RiverPark Capital Management LLC (since 2009); Chief Financial Officer, RiverPark Capital LLC (since 2008); Controller, K Squared Capital Advisors, LP (2007 to 2008); Secretary of RiverPark Funds Trust (since 2010).
				N/A	N/A
Matt Kelly, 156 West 56th Street, 17th Floor New York, NY 10019 (47)	Vice President	Since 2016
Chief Marketing Officer and Partner, RiverPark Advisors, LLC and RiverPark Capital Management LLC (since 2010); Vice President, Baron Funds (1997 to 2010); Vice President of RiverPark Funds Trust (since 2010).
				N/A	N/A
Stephen Connors, One Freedom Valley Drive Oaks, PA 19456 (41)	Treasurer and Chief Financial Officer	Since 2016
Director, SEI Investments, Fund Accounting since June 2014; Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011; Treasurer and Chief Financial Officer of RiverPark Funds Trust (since 2016)
				N/A	N/A
Stacey Gillespie, 480 E. Swedesford Road, Suite 300 Wayne, PA 19087 (42)	Chief Compliance Officer	Since 2016	Managing Director, Cipperman Compliance Services; Chief Compliance Officer, Boenning & Scattergood, Inc (2007 to 2015); Chief Compliance Officer of RiverPark Funds Trust (since 2015).	N/A	N/A

*	Denotes Trustees who are “interested persons” of the Fund under the 1940 Act.

**	The Fund Complex includes the Fund and each series of the RiverPark Funds Trust

The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of the Board’s effectiveness. The Board determined that each of the Trustees is qualified to serve as a Trustee of the Fund based on a review of the experience, qualifications, attributes and skills of each Trustee. In reaching this determination, the Board has considered a variety of criteria, including, among other things: character and integrity; ability to review critically, evaluate, question and discuss information provided, to exercise effective business judgment in protecting shareholder interests and to interact effectively with the other Trustees, the Adviser, the Sub-Adviser, other service providers, counsel and the independent registered accounting firm; and willingness and ability to commit the time necessary to perform the duties of a Trustee. Each Trustee’s ability to perform his duties effectively is evidenced by his experience or achievements in the following areas: management or board experience in the investment management industry or companies in other fields, educational background and professional training; and experience as a Trustee of the Fund. Information indicating the specific experience, skills, attributes and qualifications of each Trustee, which led to the Board’s determination that the Trustee should serve in this capacity, is provided below.

Mr. Browne has significant professional experience with complex real estate and significant construction development transactions and management of major commercial buildings. He is an active manager of his personal investments and has extensive financial risk management skills and understanding of financial instruments, markets and strategies.

Mr. Cohen has over 20 years of experience with governance, risk assessment, investment and operational matters within the investment industry. His experience includes executive and leadership positions in the investment management industry, as well serving as a director on corporate boards. In addition, earlier in his career, Mr. Cohen practiced corporate law at a large law firm.

Mr. Balsam has significant professional experience with risk assessment, accounting and operational matters within the investment industry. His experience includes executive and officer positions with an investment industry accounting firm and a major hedge fund complex, where he also held a leadership position with the valuation committee.

Mr. Rubin has extensive experience in the financial industry, working on Wall Street for over 20 years. He has served as portfolio manager of mutual funds, investment partnerships and separate accounts for over 15 years. As Chief Investment Officer of the Adviser, he is a valuable resource to the Independent Trustees regarding the management of the Fund. In addition, earlier in his career, Mr. Rubin practiced corporate law at a large law firm. Mr. Rubin is a Chartered Financial Analyst.

Mr. Schaja has over 35 years of investment experience, including as an executive to various investment management companies since 1985. He has served as a director of various mutual funds for over 10 years. He has extensive experience in all aspects of the investment management industry, including research, portfolio management, distribution, risk management and compliance. Prior to working in the investment management industry, Mr. Schaja was an economic consultant to Fortune 1000 companies. Mr. Schaja is a Chartered Financial Analyst.

Specific details regarding each Trustee’s principal occupations during the past five years are included in the table above. The summaries set forth above as to the experience, qualifications, attributes and/or skills of the Trustees do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

Leadership Structure and Responsibilities of the Board of Trustees

The Board is responsible for overseeing the management of the Fund. The Board also elects the Fund’s officers who conduct the daily business of the Fund. The Board meets at least four times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements.

The Trustees interact directly with the Chairman of the Board, each other as Trustees and committee members, the Fund’s officers, and senior management of the Adviser and other service providers of the Fund at scheduled meetings and between meetings, as appropriate. Each Trustee was appointed to serve on the Board because of his experience, qualifications, attributes and/or skills as set forth in the subsection “Trustees and Officers,” above.

Currently the Board is comprised of five individuals, two of whom are considered “Interested” Trustees as defined by the 1940 Act. The remaining Trustees are referred to as “Disinterested” or “Independent” Trustees.

The Board believes that its structure facilitates the orderly and efficient flow of information to the Trustees from the Adviser and other service providers with respect to services provided to the Fund, and minimizes any potential conflicts of interest that could arise from these relationships and other risks that the Fund may face. The Board further believes that its structure allows all of the Trustees to participate in the full range of the Board’s oversight responsibilities. The Board believes that the orderly and efficient flow of information and the ability to bring each Trustee’s talents to bear in overseeing the Fund’s operations is important, in light of the size and complexity of the Fund and the risks that the Fund faces. The Board and its committees review their structure regularly, to help ensure that it remains appropriate as the business and operations of the Fund, and the environment in which the Fund operates, change.

Committees

Currently the Board has an Audit Committee, a Valuation Committee and a Nominating and Corporate Governance Committee (the “Nominating Committee”). The responsibilities of each committee and its members are described below.

The Audit Committee is comprised of each of the Independent Trustees (i.e., Messrs. Browne, Cohen and Balsam). The Audit Committee makes recommendations to the Board with respect to the engagement of independent auditors, approves all auditing and other services provided to the Fund and reviews with the independent auditors the plan and results of the audit engagement and matters having a material effect on the Fund’s financial operations. The Audit Committee meets at least two times per year.

The Valuation Committee consists of each of the Independent Trustees (i.e., Messrs. Browne, Cohen and Balsam). The Valuation Committee has responsibility for, among other things, monitoring the valuation of Fund securities and other investments and, as required, when the Board of Trustees is not in session, reviewing and approving the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the Board. The Valuation Committee meets as necessary.

The Nominating Committee consists of each of the Independent Trustees (i.e., Messrs. Browne, Cohen and Balsam). The Nominating Committee evaluates the size and composition of the Board, identifies and screens independent Trustee candidates for appointment to the Board and submits final recommendations to the full Board for approval, reviews independent Trustee compensation and expense reimbursement policies, and reviews memoranda prepared by independent legal counsel relating to positions, transactions and relationships that could reasonably bear on the independence of Trustees. The Nominating Committee meets as necessary.

While the Nominating Committee will consider candidates timely recommended by shareholders to serve as a Trustee, the Nominating Committee may only act upon such recommendations if there is a vacancy on the Board or the Nominating Committee determines that the selection of a new or additional Independent Trustee is in the best interests of the Fund. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Nominating Committee will, in addition to any timely submitted shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Nominating Committee or other Independent Trustees. For shareholder recommendations to be considered, a shareholder must provide contact information for the candidate, including all the information about a candidate that would be required to be included in a proxy statement seeking approval of that candidate, and a notarized letter executed by that candidate which states his or her willingness to serve on the Board if elected.

Risk Oversight

The Board oversees risk management for the Fund directly and, as to certain matters, through its committees. The Board exercises its oversight in this regard primarily through requesting and receiving reports from and otherwise working with the Fund’s senior officers, the Adviser, the Fund’s independent auditors, legal counsel and personnel from the Fund’s other service providers. The Board has adopted, on behalf of the Fund, and periodically reviews with the assistance of the Fund’s Chief Compliance Officer, policies and procedures designed to address certain risks associated with the Fund’s activities. In addition, the Adviser and the Fund’s other service providers also have adopted policies, processes and procedures designed to identify, assess and manage certain risks associated with the Fund’s activities, and the Board receives reports from service providers with respect to the operation of these policies, processes and procedures as required and/or as the Board deems appropriate. The Board does not believe that a separate Risk Oversight Committee is necessary for effective risk oversight at this time, but intends to continuously evaluate how it assesses risk and will consider again in the future whether any changes to their current structure are prudent.

Compensation

The Fund pays an annual fee to each Trustee who is not an officer or employee of the Adviser, the Sub-Adviser or the distributor (or any affiliated company of the Adviser or distributor) in the amount of $5,000, plus $1,000 per additional meeting to the extent the Board meets more frequently than quarterly. Travel expenses of Trustees who are not affiliated persons of the Adviser, the Sub-Adviser or distributor (or any affiliated company of the Adviser, Sub-Adviser or distributor) that are incurred in connection with attending meetings of the Board are also reimbursed. For the fiscal year ending September 30, 2017, it is estimated that the Trustees will receive the following compensation from the Fund and Fund Complex.

Name of Person, Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from the Fund and Fund Complex Paid to Trustees**
Morty Schaja*	$0	N/A	N/A	$0
Mitchell Rubin*	$0	N/A	N/A	$0
Richard Browne	$5,000	N/A	N/A	$35,000
Michael Cohen	$5,000	N/A	N/A	$35,000
Ira Balsam	$5,000	N/A	N/A	$35,000
			TOTAL	$35,000

*	Denotes Trustees who are “interested persons” of the Fund under the 1940 Act.

**	Includes compensation received from the RiverPark Funds Trust

Trustee and Officer Ownership of Fund Shares

Set forth below is the dollar range of equity securities of the Fund beneficially owned by each Trustee as of December 31, 2015:

A. None B. $1-$10,000 C. $10,001-$50,000 D. $50,001-$100,000 E. Over $100,000

Name	RiverPark Commercial Real Estate Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Morty Schaja	A	E
Richard Browne	A	E
Michael Cohen	A	A
Ira Balsam	A	E
Mitch Rubin	A	E

*	Includes holdings of the Fund and each series of the RiverPark Funds Trust.

During the calendar year ended December 31, 2015, no Trustee who is not an interested person of the Fund or immediate family member of such Trustee had:

(i)	any direct or indirect interest in the Adviser, Sub-Adviser or the Distributor of the Fund or their affiliates; or

(ii)	any material interest, direct or indirect in any transaction or series of similar transactions in which the amount involved exceeds $120,000; or

(iii)	any direct or indirect relationship, in which the amount involved exceeds $120,000 including payments for property or services to or from, provision of legal services to, provision of investment banking services to (other than as a participating underwriting in a syndicate); or

(iv)	any consulting or other relationship that is substantially similar in nature and scope to the foregoing relationships, with:

(A) the Fund; (B) an officer of the Fund; (C) an investment company, or person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and 3(c)(7) (15 U.S.C. 80a-3(c)(1) and (c)(7)), having the same investment adviser or principal underwriter as the Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Adviser, the Sub-Adviser or the Distributor; (D) an officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) (15 U.S.C. 80a-3(c)(1) and (c)(7)), having the same investment adviser or principal underwriter as the Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Adviser, the Sub-Adviser or the Distributor; (E) the Adviser, the Sub-Adviser or the Distributor; (F) an officer of the Adviser, the Sub-Adviser or the Distributor; (G) a person directly or indirectly controlling, controlled by, or under common control with the Adviser, the Sub-Adviser or the Distributor; or (H) an officer of a person directly or indirectly controlling, controlled by, or under common control with the Adviser, the Sub-Adviser or the Distributor (excluding routine, retail relationships, including credit cards, bank or brokerage accounts, residential mortgages, insurance policies, etc.).

No officer of the Adviser, the Sub-Adviser or the Distributor, or officers of persons directly or indirectly controlling, controlled by, or under common control with the Adviser, the Sub-Adviser or the Distributor has served during the two most recently completed calendar years, on the board of directors of a company where an Independent Trustee or immediate family member of such Trustee, was, during the two most recently completed calendar years, an officer.

Control Persons and Principal Holders of Securities

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. As of the date of this SAI, the Fund could be deemed to be under the control of its seed investor, who has voting authority with respect to 100% of the value of the outstanding shares of the Fund on such date. The seed investor is an affiliate of the Adviser and a trustee and officer of the Fund.

CODE OF ETHICS

The Adviser, the Sub-Adviser and the Fund have each adopted a Code of Ethics pursuant to Section 204A and Rule 204A-1 under the Investment Advisers Act of 1940 and Rule 17j-1 under the 1940 Act, respectively. SEI Investments Distribution Co. (the “Distributor”) has also adopted a Code of Ethics. Each Code of Ethics applies to the personal investing activities of the trustees, directors, officers and certain employees of the Fund, the Adviser, the Sub-Adviser or the Distributor (“Access Persons”), as applicable. Rule 17j-1 and each Code of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Each Code of Ethics permits Access Persons to trade securities for their own accounts and generally requires them to report their personal securities transactions. The Code of Ethics of each of the Adviser and the Fund is included as an exhibit to the Fund’s registration statement, which is on file with, and available from, the SEC.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees of the Fund has approved the delegation of the authority to vote proxies relating to the securities held in the Fund to the Adviser. With respect to the Fund, the Adviser has delegated the authority to vote proxies to the Sub-Adviser.

The Adviser and the Sub-Adviser has each adopted proxy voting policies and procedures which the Board has reviewed and considered, including that the Adviser and the Sub-Adviser may engage a third party proxy voting firm. The goal in performing this service is to make proxy voting decisions to vote or not to vote proxies in a manner that serves the best interests of the Fund. To implement this goal, the Adviser and the Sub-Adviser have each adopted proxy voting guidelines (the “Proxy Voting Guidelines”) to assist it in making proxy voting decisions and in developing procedures for effecting those decisions. The Proxy Voting Guidelines are designed to ensure that where the Adviser or the Sub-Adviser, as the case may be, has the authority to vote proxies, all legal, fiduciary, and contractual obligations will be met and are attached to this SAI as Appendix B.

The Proxy Voting Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.

The Adviser and the Sub-Adviser will each vote proxies in strict accordance with the Proxy Voting Policy and Procedures. The Adviser shall report to the Board on the implementation and administration of the policies and procedures, including proxy votes involving a conflict of interest for the Adviser or the Sub-Adviser and deviations from the stated voting guidelines.

More Information

The actual voting records relating to the Fund’s portfolio securities will be available without charge, upon request by calling toll-free 888-564-4517 or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the Fund’s proxy voting policies and procedures are also available by calling the Fund, toll free, at 888-564-4517, and will be sent within three business days of receipt of a request.

INVESTMENT ADVISORY ARRANGEMENTS

Adviser

The management of the Fund is supervised by the Board of Trustees of the Fund. The Adviser provides investment advisory services to the Fund pursuant to an investment advisory agreement entered into with the Fund (the “Advisory Agreement”).

The Adviser, located at 156 West 56th Street, 17th Floor, New York, NY 10019, is a Delaware limited liability company organized on April 16, 2009. It was formed for the purpose of providing investment advisory and management services to regulated investment companies (including the Fund). The Adviser is a wholly-owned subsidiary of RP Holding Group LLC, a Delaware limited liability company, and is 85% owned by employees and controlled by Morty Schaja. Mr. Schaja, CFA, is RiverPark’s Chief Executive Officer, and Mr. Mitch Rubin, CFA, and Mr. David Berkowitz are RiverPark’s Co-Chief Investment Officers. RiverPark Capital Management LLC, an affiliate of the Adviser, provides investment management services to separate accounts and partnerships. Together, the Adviser and RiverPark Capital Management LLC have approximately $3.7 billion in assets under management as of December 31, 2015.

The Sub-Adviser provides investment sub-advisory services to the Fund pursuant to an investment sub-advisory agreement (the “Sub-Advisory Agreement”) entered into with the Fund, and the Adviser.

Under the Advisory Agreement and the Sub-Advisory Agreement, the Adviser and the Sub-Adviser have agreed to furnish reports, statistical and research services and recommendations with respect to the Fund’s portfolio of investments. In addition, the Adviser provides office facilities to the Fund and performs a variety of administrative services. The Fund bears all of its other expenses and liabilities, including expenses incurred in connection with maintaining its registration under the 1933 Act, and the 1940 Act, printing prospectuses (for existing shareholders) as they are updated, state qualifications, mailings, brokerage, custodian and stock transfer charges, printing, legal and auditing expenses, expenses of shareholders’ meetings and reports to shareholders. The Adviser pays the costs of printing and distributing prospectuses used for prospective shareholders.

The Advisory Agreement and the Sub-Advisory Agreement are each terminable, without the payment of any penalty, on sixty days’ written notice, by a vote of the holders of a majority of the Fund’s outstanding shares, by a vote of a majority of the Trustees or by the Adviser or Sub-Adviser. The Advisory Agreement and the Sub-Advisory Agreement each provide that it will automatically terminate in the event of its assignment. Each agreement provides in substance that the Adviser or Sub-Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or Sub-Adviser or of reckless disregard of its obligations thereunder.

The approval of the Advisory Agreement between the Adviser and the Fund was approved by the Trustees, including a majority of the Independent Trustees, on August 11, 2016. The approval of the Sub-Advisory Agreement between the Sub-Adviser and the Fund was approved by the Trustees, including a majority of the Independent Trustees, on August 11, 2016. The Advisory Agreement and the Sub-Advisory Agreement each has an initial term of two years. The Advisory Agreement and the Sub-Advisory Agreement may each be continued in effect from year to year after its initial term, provided that its continuance is approved annually by the Trustees or by a majority of the outstanding voting shares of the Fund, and in each case is also approved by a majority of the Independent Trustees by vote cast in person at a meeting duly called for the purpose of voting on such approval.

The Adviser has agreed contractually to waive its fees and to absorb expenses of the Fund to the extent necessary to assure that ordinary operating expenses of the Fund (excluding interest, brokerage commissions, dividends on short sales and interest expense on securities sold short, and extraordinary expenses) do not exceed annually 1.00% of the Fund’s average daily net assets.

The Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses absorbed, subject to the limitations that: (1) the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement; (2) the reimbursement may not be made if it would cause the annual expense limitation to be exceeded; and (3) the Fund must be able to make repayments to the Adviser without exceeding its current net expense ratio. Subject to annual approval by the Board of Trustees, this arrangement will remain in effect unless and until the Board of Trustees approves its modification or termination.

In addition, the Sub-Adviser will waive its fees by an amount sufficient to cover up to 50% of the fee waivers so long as operating expenses exceed the expense limitation. Any recovery of fees waived and expenses reimbursed permitted under the Expense Limitation Agreement will be shared in proportion to the Adviser’s and Sub-Adviser’s share of expenses reimbursed or fees waived.

Securities considered as investments for the Fund may also be appropriate for other investment accounts managed by the Adviser, the Sub-Adviser or their affiliates. If transactions on behalf of more than one fund during the same period increase the demand for securities purchased or the supply of securities sold, there may be an adverse effect on price or quantity. Whenever decisions are made to buy or sell securities by the Fund and one or more of such other accounts simultaneously, the Adviser or the Sub-Adviser, as the case may be, will allocate the security transactions in a manner which it believes to be fair and equitable under the circumstances. As a result of such allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the Adviser or the Sub-Adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregations and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Trustees that the benefits from the Adviser’s and Sub-Adviser’s organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. When two or more funds purchase or sell the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

The Fund has adopted procedures under Rule 17a-7 of the 1940 Act to permit purchase and sales transactions to be effected between the Fund, series of the RiverPark Funds Trust and certain other accounts that are managed by the Adviser or the Sub-Adviser. The Fund may from time to time engage in such transactions in accordance with these procedures.

Material Conflict of Interest. Where conflicts of interest arise between the Fund and other accounts managed by the Adviser or the Sub-Adviser, including unregistered funds, exchange-traded funds or separate accounts, the Adviser or Sub-Adviser, as the case may be, will proceed in a manner that ensures that the Fund will not be treated materially less favorably. There may be instances where similar portfolio transactions may be executed for the same security for more than one account managed by the portfolio manager. In such instances, securities will be allocated in accordance with the Adviser’s trade allocation policy.

Compensation.

RiverPark seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary and are eligible for a cash incentive bonus, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the performance of the portfolio manager’s accounts, including the Fund and contribution to the overall growth and profitability of the firm. Portfolio managers are provided no financial incentive to favor one fund or account over another.

Sub-Adviser

The Sub-Adviser, located at 430 Park Avenue, 8th Floor, New York, NY 10022, is a Delaware limited liability company organized on December 9, 2005 by Edward L. Shugrue III to succeed an investment management business he founded in 2003. Upon the transfer of his ownership interest, it became a wholly-owned subsidiary of Talmage, LLC, a Delaware limited liability company, on September 1, 2011. The Sub-Adviser was formed for the purpose of providing investment advisory and management services to investment companies and separate accounts. The Sub-Adviser remains a wholly owned subsidiary of Talmage, LLC, which is indirectly owned and controlled by Mr. Shugrue and a trust for the benefit of his family. Mr. Shugrue serves as the Sub-Adviser’s Chief Executive Officer, and Mr. Grant G. Rogers serves as the Sub-Adviser’s Chief Operating Officer. The Sub-Adviser has approximately $1.0 billion in assets under management as of December 31, 2015.

The Sub-Adviser has provided the following information regarding other accounts managed by Edward L. Shugrue III, the Fund’s portfolio manager as of December 31, 2015:

	Total Accounts		Accounts With Performance-Based Fees
Portfolio Manager	Number	Assets (in Millions)	Number	Assets (in Millions)
Edward L. Shugrue III
Registered Investment Companies	—	—	—	—
Other Pooled Investment Vehicles	1	$183	1	$183
Other Accounts	3	$734	—	—

Mr. Shugrue does not draw a salary or bonus from the Sub-Adviser, but rather as the principal indirect owner of its parent, Talmage LLC, his compensation takes the form of distributions made to its members which are in part based on the overall profitability of the Sub-Adviser as generated from base and performance fees earned from assets under management. Mr. Shugrue is provided no financial incentive to favor one fund or account over another.

DISTRIBUTOR

The Fund has entered into a distribution agreement with SEI Investments Distribution Co. (the “Distributor”), One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Fund has authorized the Distributor to use appropriate efforts to solicit orders for the sale of shares of the Fund, including such advertising and promotion as it believes reasonable in connection with such solicitation. The Distributor finances such promotional activities at its own expense.

ALLOCATION OF BROKERAGE

Decisions regarding the placement of orders to purchase and sell investments for the Fund are made by the Adviser or the Sub-Adviser, as the case may be.

It is anticipated that most purchase and sale transactions involving fixed income securities will be with the issuer or an underwriter or with major dealers in such securities acting as principals. Such transactions are normally effected on a net basis and generally do not involve payment of brokerage commissions. However, the cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter. Purchases or sales from dealers will normally reflect the spread between the bid and ask price.

The policy of the Fund regarding transactions for purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, the Fund’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Board believes that a requirement always to seek the lowest commission cost could impede effective management and preclude the Fund, the Adviser or the Sub-Adviser from obtaining high quality brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser or the Sub-Adviser may rely on its experience and knowledge regarding commissions generally charged by various brokers and on their judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

In seeking to implement the Fund’s policies, the Adviser or the Sub-Adviser, as the case may be, places transactions with those brokers and dealers who it believes provide the most favorable prices and which are capable of providing efficient executions. If the Adviser or the Sub-Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing transactions with those brokers and dealers who also furnish research or research related services to the Fund, the Adviser or the Sub-Adviser. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of securities. The information and services received by the Adviser or the Sub-Adviser from brokers and dealers may be of benefit in the management of accounts of other clients and may not in all cases benefit the Fund directly. While such services are useful and important in supplementing its own research and facilities, the Adviser and the Sub-Adviser each believes the value of such services is not determinable and does not significantly reduce its expenses.

Certain broker-dealers, which provide quality execution services, also furnish research services to the Adviser or the Sub-Adviser. The Adviser and the Sub-Adviser have each adopted brokerage allocation policies embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause its clients to pay a broker that furnishes brokerage or research services (known as “soft-dollar” benefits) a higher commission than that which might be charged by another broker which does not furnish brokerage or research services, or which furnishes brokerage or research services deemed to be of lesser value, if such commission is deemed reasonable in relation to the brokerage and research services provided by the broker, viewed in terms of either that particular transaction or the overall responsibilities of the adviser with respect to the accounts as to which it exercises investment discretion. Accordingly, the Adviser and the Sub-Adviser may assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker. In general, the Sub-Adviser does not consider soft dollar benefits when selecting a broker–dealer on behalf of its clients.

PORTFOLIO HOLDINGS INFORMATION

Policy

The Adviser, the Sub-Adviser and the Fund maintain portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund. These portfolio holdings disclosure policies have been approved by the Board. It is the policy of the Fund to protect the confidentiality of material, non-public information about the Fund's portfolio holdings and prevent the selective disclosure of non-public information about such holdings. Non-public information about a Fund's portfolio holdings will not be distributed unless there is a legitimate business purpose for doing so and disclosure is made in accordance with the Fund’s policy as more fully described below. Neither the Fund nor any affiliated person (as defined in the 1940 Act) of the Fund may receive compensation or consideration of any type in connection with the disclosure of information about the Fund's portfolio holdings.

Disclosure of Portfolio Holdings. The Fund will publicly disclose the Fund's portfolio holdings in accordance with applicable regulatory requirements, such as the periodic portfolio holdings disclosure in Form N-CSR, Form N-SAR and Form N-Q filings, with the SEC. These reports are available, free of charge, on the IDEA database at www.sec.gov. In addition, the Fund will disclose complete portfolio holdings monthly on www.riverparkfunds.com approximately 10 days after the end of each month. The Fund's portfolio holdings will remain on the website until updated for the next applicable period.

Disclosure of Portfolio Characteristics. From time to time the Fund may make available certain portfolio characteristics (aggregated, statistical-type information that does not identify, directly or indirectly, specific portfolio holdings or subsets of holdings and therefore are not considered "portfolio holdings" as described in this section), such as allocations, performance and risk-related statistics, portfolio level statistics and non-security specific attribution analyses, on request, provided that the distribution of such information is otherwise in accordance with the general principles of the Fund’s disclosure policy. Such information, if provided, will be made available to any person upon request. Other information with respect to the Fund may be deemed not to be portfolio holdings information, and may be disclosed without restriction, if, in the reasonable belief of the Adviser’s Chief Compliance Officer, the release of such information would not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading with respect to the Fund.

Distribution of Portfolio Holdings. Non-public information about the Fund's portfolio holdings may be disclosed on a regular basis to the Board, outside legal counsel and service providers who generally need access to such information in the performance of their contractual duties and responsibilities to the Fund where each such person is subject to duties of confidentiality, including a duty not to share such information with an unauthorized person or trade on such information.

The Fund or its service providers may also distribute portfolio holdings along with related performance attribution statistics to rating and ranking organizations, mutual fund evaluation services and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on certain attributes, provided that: (a) the recipient does not distribute some or all of the portfolio holdings to persons who are likely to use the information for purposes of purchasing or selling Fund shares or Fund portfolio holdings before the portfolio holdings become public information; and (b) the recipient signs a written confidentiality agreement or is otherwise contractually bound by a duty of confidentiality.

The Fund may also distribute to counterparties and others involved in trade transactions (i.e., brokers and custodians) lists of applicable investments held by the Fund for the purpose of facilitating efficient trading of such investments and receipt of relevant research. In addition, the Adviser or the Sub-Adviser, as the case may be, may distribute to third parties a list of the issuers and securities that are covered by its research department as of a particular date, which may include securities that are held by the Fund as of that date and/or securities that the Fund may purchase or sell in the future; however, in no case will the list specifically identify that a particular issuer or security is currently held by the Fund or that the Fund may purchase or sell an issuer or security in the future.

Service providers and other parties to whom portfolio holdings are provided currently include the Adviser, Administrator, Custodian, Transfer Agent, auditors, legal counsel, pricing vendors, proxy voting services, financial printers, database services and each of their respective affiliates and advisors. Such parties receive holdings information at a frequency appropriate to their services, which may be as frequently as daily.

Chief Compliance Officer Approvals; Board Reporting

The Fund’s Chief Compliance Officer may approve other instances where portfolio holdings can be provided to a third party where there is a legitimate business purpose. At least annually, the Fund's Chief Compliance Officer will provide a list of the persons who receive nonpublic portfolio holdings information and the purpose for which it is furnished, excluding service providers, which includes, but is not limited to, the Adviser, the Custodian and the Transfer Agent, as well as administrators, auditors, proxy voting service providers, rating and ranking organizations, financial printers, pricing service vendors, database services, and third parties that provide analytical, statistical, or consulting services. Each violation of the Fund's disclosure policy must be reported to the Fund's Chief Compliance Officer and the Board of Trustees.

ADDITIONAL TAX INFORMATION

(See also “DIVIDENDS, DISTRIBUTIONS AND TAXES” in the Prospectus)

The following is a summary discussion of the material U.S. federal income tax consequences that may be relevant to a shareholder acquiring, holding and disposing of shares of the Fund. This discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. This discussion addresses only U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. In addition, the discussion does not address any state, local or foreign tax consequences, and it does not address any U.S. federal tax consequences other than U.S. federal income tax consequences. The discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations (possibly with retroactive effect). No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisors to determine the specific tax consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

The Fund intends to qualify for and elect the tax treatment applicable to regulated investment companies (“RIC”) under Subchapter M of the Code. (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a RIC, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of stock, securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies and net income from interests in “qualified publicly traded partnerships” (as defined in the Code); and (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities and securities of other regulated investment companies) of (A) any one issuer; (B) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (C) any one or more “qualified publicly traded partnerships” (as defined in the Code); and (c) distribute at least 90% of its investment company taxable income and 90% of its net tax-exempt interest income (as defined in the Code, but without regard to the deduction for dividends paid) for such taxable year in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any U.S. federal income tax. By so qualifying, the Fund is not subject to Federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting such distribution requirements.

Dividends paid by the Fund from investment company taxable income generally will be taxed to the shareholders as ordinary income or, as discussed below, qualified dividend income, as applicable. Investment company taxable income includes net investment income and net realized short-term gains (if any). A portion of these distributions may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals and other non-corporate taxpayers of 20%) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations. Distributions from net capital gain (if any) that are designated as capital gains dividends are taxable as long-term capital gains without regard to length of time the shareholder held shares of the Fund. Long-term capital gains also will be taxed at up to a maximum rate of 20% to individuals and other non-corporate taxpayers. Any dividends received by the Fund from domestic corporations will constitute a portion of the Fund’s gross investment income. This portion of the dividends paid by the Fund may qualify for the dividends-received deduction for shareholders that are U.S. corporations. Shareholders will be informed of the amounts of dividends which so qualify.

Distributions will be taxable as described above to shareholders (who are not exempt from tax), whether made in shares or in cash. Shareholders that receive distributions in the form of additional shares will generally be treated as having received a taxable distribution and will have a cost basis for Federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

The Fund will inform shareholders of the amount of their ordinary income dividends and capital gain distributions, if any, at the time they are paid and will advise you of their tax status for federal income tax purposes, including what portion of the distributions will be qualified dividend income, shortly after the close of each calendar year.

Distributions by the Fund result in a reduction in the net asset value of the Fund’s shares. Should a distribution reduce the net asset value below a shareholder’s cost basis, such distribution, if made from the Fund’s earnings and profits, nevertheless would be taxable as ordinary income or capital gain as described above to shareholders (who are not exempt from tax), even though, from an investment standpoint, it may constitute a return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive, what is in effect, a return of capital upon the distribution which will nevertheless be taxable to shareholders who are subject to such taxes.

Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its tax basis in the shares. Such gain or loss will be treated as a capital gain or loss if the shares are capital assets in the investor’s hands and will be a long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. Generally, any loss realized on a sale or exchange will be disallowed to the extent shares disposed of are replaced within a period of sixty-one days beginning thirty days before and ending thirty days after the shares are disposed of. Any loss realized by a shareholder on the sale of shares of the Fund held by the shareholder for six months or less will be disallowed to the extent of any exempt interest dividends received by the shareholder with respect to such shares, and will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

All dividends, whether received in shares or cash, must be reported by each shareholder on their Federal income tax return. Each shareholder should consult their own tax adviser to determine the state and local tax implications of the Fund’s distributions.

Shareholders who fail to furnish their taxpayer identification numbers to the Fund and to certify as to its correctness and certain other shareholders may be subject to a Federal income tax backup withholding requirement on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. The backup withholding rate is currently 28%. Legislation may be enacted which provides for a different rate. If the backup withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisers about the applicability of the backup withholding provisions. The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisers regarding specific questions relating to Federal, state and local tax consequences of investing in shares of a Fund. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.

Medicare Contribution Tax on Unearned Income

A shareholder that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, will be subject to a 3.8% tax on the lesser of (1) the shareholder’s "net investment income" for the relevant taxable year and (2) the excess of the shareholder's modified gross income for the taxable year over a certain threshold. A shareholder's "net investment income" may generally include, among other items, certain interest, dividends, gain, and other types of income from investments, minus the allowable deductions that are properly allocable to that gross income or net gain. A shareholder's "net investment income" may generally include, among other items, certain interest, dividends, gain, and other types of income from investments, minus the allowable deductions that are properly allocable to that gross income or net gain. A shareholder that is an individual, estate or trust should consult its tax advisor regarding the applicability of the Medicare tax to certain payments relating to the Fund.

Payments to Foreign Financial Institutions

The Hiring Incentives to Restore Employment Act of March 2010 (the “HIRE Act”), including the Foreign Account Tax Compliance Act (“FATCA”) provisions promulgated thereunder, generally provides that a 30% withholding tax may be imposed on payments (a) of U.S. source income (including, without limitation, U.S. source dividends and interest) beginning July 1, 2014, and (b) on proceeds from the sale of property that could give rise to certain types of U.S. source payments (including, without limitation U.S. source interest and dividends) beginning January 1, 2019, to certain non-U.S. entities unless (i) such entities enter into an agreement with the IRS to disclose the name, address and taxpayer identification number of certain U.S. persons that own, directly or indirectly, interests in such entities, as well as certain other information relating to such interests or (ii) such payment obligations were outstanding as of July 1, 2014 and thus qualify as “grandfathered” obligations exempt from such withholding requirements pursuant to FATCA. Non-U.S. shareholders are encouraged to consult with their own tax advisors regarding the possible implications and obligations of FATCA and the HIRE Act.

Cost Basis Reporting

Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the fund’s shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances.

For those securities defined as “covered” under current IRS cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered”. The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

Special Tax Considerations

The Fund maintains accounts and calculates income in U.S. dollars. In general, the Fund’s transactions in foreign currency denominated debt obligations and certain foreign currency options, futures contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in value of a foreign currency.

The Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) are subject to special provisions of the Code that, among other things, may affect the character of gains and losses of the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. Federal income and excise taxes. The Fund will monitor its transactions, make appropriate tax elections and make appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules. The Fund anticipates that its hedging activities, if any, will not adversely affect its regulated investment company status.

Income received by the Fund from sources within various foreign countries may be subject to foreign income tax and withholding. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to “pass through” to its shareholders the amount of foreign income taxes paid by the Fund. Pursuant to such election, shareholders would be required: (i) to treat a proportionate share of dividends paid by the Fund which represent foreign source income received by the Fund plus the foreign taxes paid by the Fund as foreign source income; and (ii) either to deduct their pro-rata share of foreign taxes in computing their taxable income, or to use it as a foreign tax credit against Federal income taxes (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions.

The Fund may invest in equity interests of certain entities that may qualify as “passive foreign investment companies.” Generally, the income of such companies may become taxable to the Fund prior to the receipt of distributions, or, alternatively, income taxes and interest charges may be imposed on the Fund on “excess distributions” received by a Fund or on gain from the disposition of such investments by the Fund. The Code generally allows the Fund to elect to mark to market and recognize gains on such investments at its taxable year-end. Application of these rules may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. Federal income and excise taxes. The Fund will monitor its investments in equity interests in “passive foreign investment companies,” if any, to ensure its ability to comply with these distribution requirements.

The foregoing is only a general discussion of some of the special tax considerations that may apply to the Fund. Shareholders in the Fund are advised to consult with their own tax advisers with respect to the tax considerations, including federal, state and local and foreign tax considerations.

NET ASSET VALUE

The following information supplements that set forth in the Fund’s Prospectus in the Section titled “HOW THE FUND VALUES ITS SHARES.”

The net asset value of the Fund’s shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (normally, 4:00 p.m., Eastern time) each business day.

The net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in that Fund outstanding at such time, as shown below:

Net Assets	=	Net Asset Value per share
Shares Outstanding

Equity securities listed on a national securities exchange or traded on the NASDAQ system are valued on their last sale price. Portfolio securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price on each business day. If there is no such reported sale on an exchange or NASDAQ, the portfolio security will be valued at the mean between the most recent quoted bid and asked price. Price information on listed securities is taken from the exchange where the security is primarily traded. Other equity securities and debt securities for which market quotations are readily available are valued at the mean between their bid and asked price, except that debt securities maturing within 60 days are valued on an amortized cost basis. Debt securities are valued according to the broadest and most representative market, which will ordinarily be over-the-counter. Debt securities may be valued based on prices provided by a pricing service which such prices are believed to reflect the fair market value of such securities. Securities for which market or independent pricing agent quotations are not readily available are valued at fair value as determined pursuant to procedures adopted by the Board.

To the extent that the Fund invests in non-U.S. dollar denominated securities, the value of all assets and liabilities not denominated in United States dollars will be translated into United States dollars at the rates of the currency in which such a security is denominated against United States dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Fund. Trading in securities on European and Far Eastern securities exchanges and “over-the-counter” markets is normally completed well before the close of business on each business day in New York. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which net asset value is not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in a Fund’s calculation of net asset value unless the Trustees deem that the particular event would materially affect net asset value, in which case an adjustment will be made. Securities transactions are accounted for on the trade date, the date the order to buy or sell is executed. Dividend income and other distributions are recorded on the ex-dividend date, except certain dividends and distributions from foreign securities which are recorded as soon as a Fund is informed after the ex-dividend date.

PURCHASE OF SHARES

No sales charges are imposed when you purchase shares of the Fund. You may purchase shares of the Fund at net asset value as described in the Prospectus or through your financial intermediary. Shares will be issued at the net asset value per share next computed after the receipt of your purchase request, together with payment in the amount of the purchase. Stock certificates will not be issued. Instead, your ownership of shares will be reflected in your account records with the Fund.

Tools to Combat Frequent Transactions

The Fund is intended for long-term investors. The Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm fund performance. While not specifically unlawful, the practice utilized by short-term traders to time their investments and repurchase requests of Fund shares with certain market-driven events can create substantial cash flows. These cash flows can be disruptive to the portfolio manager’s attempts to achieve the Fund’s objectives. Further, frequent short-term trading of Fund shares drives up the Fund’s transaction costs to the detriment of the remaining shareholders.

The Fund invests in overseas securities, where market timers may seek to take advantage of time zone differences, and funds that invest in investments that are not frequently traded may be targets of market timers.

For these reasons, the Fund uses a variety of techniques to monitor for and detect abusive trading practices. The Fund does not accommodate “market timers” and discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm fund performance. The Board of Trustees has developed and adopted a market timing policy which takes steps to reduce the frequency and effect of these activities in the Fund. These steps include, monitoring trading activity and using fair value pricing, as determined by the Board of Trustees, when the Adviser determines current market prices are not readily available. These techniques may change from time to time as determined by the Fund in its sole discretion.

PERIODIC REPURCHASE OFFERS; REPURCHASES OF SHARES AND TRANSFERS

The Fund is a closed-end "interval" fund which, to provide some liquidity and the ability to receive NAV on a disposition of at least a portion of your shares, makes periodic offers to repurchase shares. Except as permitted by the Fund's interval structure, no shareholder will have the right to require the Fund to repurchase its shares. You should read the full discussion of the Fund’s periodic repurchase offers under the Fund’s “PERIODIC REPURCHASE OFFERS; REPURCHASE OF SHARES AND TRANSFERS” in the Prospectus.

ANTI-MONEY LAUNDERING PROGRAM

The Fund has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Fund’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function by Fund personnel or an outside third party to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a governmental agency.

SERVICE PROVIDERS

Distributor

The Distributor, SEI Investments Distribution Co. (“SIDCO” or “Distributor”), serves as the Fund’s principal underwriter. The Distributor is not obligated to sell any specific amount of shares and will purchase shares for resale only against orders for shares. Under the agreement between the Fund and the Distributor, the Fund has agreed to indemnify the Distributor for certain losses and liabilities, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities arising under the 1933 Act.

Transfer Agent

DST Systems, Inc., 333 West 11th Street, 5th Floor, Kansas City, Missouri 64105, provides transfer agency and dividend disbursement services to the Fund.

Administrator

SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456, provides fund administration services to the Fund. These services include: assisting in the supervision of all aspects of the operations of the Fund (except those performed by the Adviser or the custodian); preparing certain period reports; assisting in the preparation of tax returns; and preparing materials for use in connection with meetings of Trustees and shareholders.

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd., is the independent registered public accounting firm to the Fund.

Fund Counsel

Blank Rome LLP, The Chrysler Building, 405 Lexington Avenue, New York, New York 10174, serves as counsel to the Fund.

Custodian

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts, 02109, acts as the Fund’s custodian. The custodian has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. Under a custody agreement with the Fund, the custodian holds the Fund’s securities and keeps all necessary accounts and records.

Prime Brokers

Goldman Sachs & Co., 200 West Street, 3rd Floor, New York, NY 10282

PERFORMANCE INFORMATION

Total Return

Average annual total return quotations used in the Fund’s Prospectus are calculated according to the following formula:

P(1 + T)n = ERV

Where:
“P” = represents a hypothetical initial investment of $1,000;
“T” = represents average annual total return;
“n” = represents the number of years; and
 “ERV” = represents the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period.

Average annual total return, or “T” in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

Average Annual Total Return (after Taxes on Distributions) ‑ The Fund’s quotations of average annual total return (after taxes on distributions) reflects the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the value of the investment after taxes on distributions according to the following formula:

P(1 + T)n = ATV(D)

Where:
“P” = represents a hypothetical initial investment of $1,000;
“T” = represents average annual total return;
 “n” = represents the number of years; and
“ATV(D)” = represents the ending value of the hypothetical initial investment after taxes on distributions, not after taxes on repurchase. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATV(D) will be adjusted to reflect the effect of any absorption of Fund expenses by the Adviser.

Average Annual Total Return (after Taxes on Distributions and Redemption) ‑ The Fund’s quotations of average annual total return (after taxes on distributions and redemption) reflects the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the ending redeemable value after taxes on distributions and redemption according to the following formula:

P (1+ T)n = ATV(DR)

Where:
“P” = represents a hypothetical initial investment of $1,000;
“T” = represents average annual total return;
 “n” = represents the number of years; and
“ATV(DR)” = represents the ending redeemable value of the hypothetical initial investment after taxes on distributions and repurchase. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATV(DR) will be adjusted to reflect the effect of any absorption of Fund expenses by the Adviser.

The Fund’s total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in its portfolio and its expenses. Total return information is useful in reviewing the Fund’s performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor’s principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

Non-Standardized Performance

In addition to the performance information described above, the Fund may provide total return information for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under “Total Return” above except that no annualization is made. Total returns for periods less than one year are cumulative and returns for periods one year and greater are annualized.

GENERAL

At least on a quarterly basis, the Fund may quote its performance in advertising and other types of literature as compared to the performance of the Standard & Poor’s 500 Total Return Index, the Dow Jones Industrial Average, Russell 2000 Index, Russell 1000 Growth Index or any other commonly quoted index of common stock prices, which are unmanaged indices of selected common stock prices. The Fund’s performance may also be compared to those of other mutual funds or Fund composites having similar objectives. This comparative performance would be expressed as a ranking prepared by Morningstar or similar independent services monitoring mutual fund performance. The Fund’s performance will be calculated by assuming, to the extent applicable, reinvestment of all capital gains distributions and income dividends paid. Any such comparisons may be useful to investors who wish to compare the Fund’s past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results.

FINANCIAL STATEMENTS

The Fund's audited financial statements and notes thereto with respect to the seed capital invested in the Fund and the report of Cohen Fund Audit Services, Ltd., the Fund's independent registered public accounting firm, on such financial statements are included below. The Fund’s audited financial statements and notes thereto for the year ending September 30, 2017, and the report of Cohen Fund Audit Services, Ltd., the Fund’s independent registered public accounting firm, on such financial statements, will be included in the Fund’s Annual Report to Shareholders for the fiscal year ending September 30, 2017 (the “Annual Report”). Investors may obtain a copy of the Annual Report (audited) and Semi-Annual Report (unaudited) by writing to the Fund or by calling the Fund, toll free, at 888-564-4517.

Financial Statements

RiverPark Commercial Real Estate Fund

August 26, 2016

With Report of Independent Registered Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholder and Board of Trustees of
RiverPark Commercial Real Estate Fund

We have audited the accompanying statement of assets and liabilities of RiverPark Commercial Real Estate Fund (the “Fund”) as of August 26, 2016, and the related statement of operations for the one day then ended. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of cash as of August 26,2016, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above presents fairly, in all material respects, the financial position of RiverPark Commercial Real Estate Fund as of August 26, 2016, and the results of its operations for the one day then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD
Cleveland, Ohio
August 30, 2016

RiverPark Commercial Real Estate Fund

Statement of Assets and Liabilities

August 26, 2016

Assets
Cash	$100,000
Receivable from Adviser for reimbursement of organizational costs (Notes 2, 3)	15,000
Deferred Offering Costs (Note 2)	135,000
Total Assets	$250,000

Liabilities
Accrued Organizational Costs (Note 2)	$15,000
Accrued Offering Costs (Note 2)	135,000
Total Liabilities	$150,000

Net Assets	$100,000

Net Assets are comprised of:
Paid in Capital	$100,000
Net Assets	$100,000

Net Assets
Institutional Class Shares	$100,000

Shares Outstanding (No Par Value, Unlimited Shares Authorized)
Institutional Class Shares	10,000

Net Asset Value, Redemption Price, and Offering Price per Share
Institutional Class Shares	$10.00

The accompanying notes are an integral part of these financial statements.

RiverPark Commercial Real Estate Fund

Statement of Operations

For the One Day Ended August 26, 2016

Expenses
Organizational Costs	$15,000
Total Expenses	15,000
Less: Reimbursement from Adviser	(15,000)
Net Expenses	-

Net Investment Income and Increase/(Decrease) from Operations	$-

The accompanying notes are an integral part of these financial statements.

RiverPark Commercial Real Estate Fund

Notes to Financial Statements

August 26, 2016

1.	Organization

RiverPark Commercial Real Estate Fund (the “Fund”), was formed on July 5, 2016 as a non-diversified, closed-end registered management investment company that operates as an “interval fund”. The investment objective of the Fund is to generate current income and capital appreciation consistent with the preservation of capital. The Fund is registered to offer shares of beneficial interest (“Shares”).

RiverPark Advisors, LLC (“RiverPark”) serves as the Fund’s investment adviser (the “Adviser”). The Fund has had no operations to date other than matters relating to its organization and registration as a closed-end registered management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). To date, the only capital contribution to the Fund resulted in the issuance of 10,000 Shares at an aggregate purchase price of $100,000 on August 24, 2016. An affiliate of the Adviser owns 100% of the outstanding Shares of the Fund.

2.	Summary of Significant Accounting Policies

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 applicable to investment companies.

Use of Estimates and Indemnifications

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in these financial statements. Actual results could differ from those estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements cannot be known; however, the Fund expects any risk of loss to be remote.

Valuation of Investments

Equity securities listed on a national securities exchange or traded on the NASDAQ system are valued on their last sale price. Portfolio securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price on each business day. If there is no such reported sale on an exchange or NASDAQ, the portfolio security will be valued at the mean between the most recent quoted bid and asked price. Price information on listed securities is taken from the exchange where the security is primarily traded. Other equity securities and debt securities for which market quotations are readily available are valued at the mean between their bid and asked price, except that debt securities maturing within 60 days are valued on an amortized cost basis. Debt securities are valued according to the broadest and most representative market, which will ordinarily be over-the-counter. Debt securities may be valued based on prices

RiverPark Commercial Real Estate Fund

Notes to Financial Statements (continued)

August 26, 2016

2.	Summary of Significant Accounting Policies (continued)

provided by a pricing service which such prices are believed to reflect the fair value of such securities. Securities for which market quotations are not readily available are valued at fair value as determined pursuant to procedures adopted by the Board of Trustees.

To the extent that the Fund invests in non-U.S. dollar denominated securities, the value of all assets and liabilities not denominated in United States dollars will be translated into United States dollars on valuation date. Trading in securities on European and Far Eastern securities exchanges and over-thecounter markets is normally completed well before the close of business on each business day in New York. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which net asset value is not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the times their prices are determined and the close of the NYSE will not be reflected in the Fund’s calculation of net asset value unless the Trustees deem that the particular event would materially affect net asset value, in which case an adjustment will be made.

As of August 26, 2016, the Fund does not hold any investments.

Investment Transactions

Security transactions are accounted for on the trade date, the date the order to buy or sell is executed. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold. Discounts or premiums are accreted or amortized to interest income using the effective interest method. Interest income is recognized on the accrual basis from settlement date. Dividend income and expenses and other distributions are recorded on the ex-dividend date, except certain dividends and distributions from foreign securities which are recorded as soon as a Fund is informed after the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region. There were no investment transactions for the one day period ended August 26, 2016.

Organization and Offering Costs

Costs consisting of, but not limited to, incorporation fees and initial seed capital related expenses of the Fund are organizational in nature and are expensed as incurred. Costs consisting of, among other things, the preparation and filing of the initial registration statement and the registration of the Fund, are offering in nature which will be borne by the Fund and amortized over the first 12 months of operations using the straight line method. These expenses were advanced by the Adviser and, and the Adviser has agreed to waive these expenses, subject to potential recovery under the Expense Limitation Agreement (see Note 3).

RiverPark Commercial Real Estate Fund

Notes to Financial Statements (continued)

August 26, 2016

2.	Summary of Significant Accounting Policies (continued)

Income Taxes

The Fund intends to qualify as a “regulated investment company” under Sub-chapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and net capital gains to its shareholders.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year.

3.	Agreements

Investment Advisory Agreement

For the services it provides to the Fund, the Adviser receives a fee, which is calculated daily and paid monthly, at the annual rate of 0.65% based on average daily net assets of the Fund.

The Adviser has agreed contractually to waive its fees and to reimburse expenses of the Fund, including expenses associated with the Fund’s administrative services plan, to the extent necessary to ensure that ordinary operating expenses (including all organizational and offering expenses, but excluding interest, brokerage commissions, dividends on short sales and interest expense on securities sold short, acquired fund fees and expenses and extraordinary expenses) do not exceed, on an annual basis, 1.00% of the Fund’s average net assets until at least one year from the from the effective date of the registration statement.  The Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses absorbed, subject to certain limitations that: (1) the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement; (2) the reimbursement may not be made if it would cause the annual expense limitation in effect at the time of the waiver to be exceeded; and (3) the Fund must be able to make repayments to the Adviser without exceeding its current net expense ratio. This arrangement will remain in effect unless and until the Board of Trustees approves its modification or termination.

RiverPark oversees the day-to-day portfolio management services provided by Talimco, LLC (“Talimco”), as sub-adviser to the Fund. Pursuant to the Sub-Advisory Agreement dated, August 12, 2016, the Adviser has delegated to Talimco the investment discretion to purchase and sell securities in accordance with the Fund’s objectives, policies, and restrictions. The Adviser will pay Talimco, on a monthly basis, a sub-advisory fee based upon the net assets in the Fund from the management fee paid to the Adviser pursuant to the Investment Advisory and Sub-Advisory Agreements. The Fund is not responsible for the payment of the sub-advisory fees.

RiverPark Commercial Real Estate Fund

Notes to Financial Statements (continued)

August 26, 2016

3.	Agreements (continued)

Administrator, Custodian and Transfer Agent

SEI Investments Global Fund Services (the “Administrator”) serves as the Fund’s Administrator pursuant to an administration agreement under which the Administrator provides administrative and accounting services.

Brown Brothers Harriman (the “Custodian”) serves as the Fund’s Custodian pursuant to a Custody Agreement.

DST Systems, Inc. (the Transfer Agent”) serves as the Fund’s Transfer Agent pursuant to a Transfer Agency Agreement.

Distribution Agreement

SEI Investments Distribution Co., a wholly-owned subsidiary of SEI Investments and an affiliate of the Administrator (the “Distributor”) serves as the Fund’s distributor pursuant to a distribution agreement.

The Fund has adopted an administrative services plan under which the Fund may pay a non-distribution related administrative services fee at an annual rate of up to 0.15% of the average daily net assets of the Fund to financial institutions, retirement plans, broker-dealers, depository institutions, institutional shareholders of record, registered investment advisers and other financial intermediaries and various brokerage firms or other industry recognized service providers of fund supermarkets or similar programs who provide administrative, recordkeeping and support servicing to their customers.

Other

Certain officers and an interested trustee of the Fund are also officers of the Adviser and the Administrator. Such officers/trustee are paid no fees by the Fund for serving as officers/trustee of the Fund.

The services provided by the Chief Compliance Officer (“CCO”) are paid for by the Fund as incurred. The services include regulatory oversight of the Fund’s Adviser, sub-adviser and service providers as required by SEC regulations.

Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control under section 2(a)(9) of the 1940 Act. As of August 26, 2016, Mordecai A. Schaja owned 100% of the Shares of the Fund.

RiverPark Commercial Real Estate Fund

Notes to Financial Statements (continued)

August 26, 2016

4.	Share Capital

Shares are being offered during an initial one week offering period that is expected to terminate on or about September 30, 2016 or such earlier or later date as the Adviser may determine in its discretion.  During the initial one week offering period, Shares will be offered at the offering price, which is $10.00 per share.  Subsequent to the initial offering, Shares are expected to be offered on a continuous basis thereafter at their NAV per share.

During the initial one week offering period, the Fund's predecessor private fund, GSREA CMBS Credit Opportunities, LLC, will be reorganized into the Fund.

For each investor, the Fund requires a minimum initial investment of $100,000. The Fund reserves the right to vary or waive the minimum in certain situations. In addition, Shares are subject to transfer restrictions, including a requirement that Shares may be transferred only to persons who meet the Fund’s eligibility requirements set forth in the prospectus.  Shareholders will not have the right to redeem their Shares. However, as described below, in order to provide some liquidity to shareholders, the Fund will conduct periodic repurchase offers for a portion of its outstanding Shares.

As an interval fund, the Fund will make periodic offers to repurchase a portion of its outstanding Shares at NAV per share. The Fund has adopted a fundamental policy, which cannot be changed without shareholder approval, to make repurchase offers once every three months.

For each repurchase offer, the Fund will offer to repurchase at least 5% of its total outstanding Shares, unless the Fund’s Board has approved a higher amount (but not more than 25% of total outstanding Shares) for a particular repurchase offer. There is no guarantee that the Fund will offer to repurchase more than 5% of its total outstanding Shares in any repurchase offer, and there is no guarantee that shareholders will be able to sell Shares in an amount or at the time that they desire.

The predecessor private fund’s unaudited financial statements and notes thereto for the period ended June 30, 2016, are included below.

GSREA CMBS Credit Opportunities, LLC
(a Delaware Limited Liability Company)
Financial Statements (Unaudited)
For the Period Ended June 30th, 2016

430 Park Avenue, 8th Floor • New York, New York 10022 • 212-209-1388

GSREA CMBS CREDIT OPPORTUNITIES, LLC
(a Delaware Limited Liability Company)

STATEMENT OF ASSETS, LIABILITIES AND MEMBERS' EQUITY (UNAUDITED)
June 30, 2016

ASSETS:

Investments at Fair Value (Cost Basis $64,000,578)	$62,053,401
Interest Receivable	106,615

TOTAL ASSETS	$62,160,016

LIABILITIES AND MEMBERS' EQUITY:

LIABILITIES:

Accrued Expenses	$47,319
Payable to Affiliate	111,004

Total Liabilities	158,323

COMMITMENTS AND CONTINGENCIES

MEMBERS' EQUITY:

Total Members' Equity	62,001,693

TOTAL LIABILITIES AND MEMBERS' EQUITY	$62,160,016

The accompanying notes are an integral part of these financial statements.

GSREA CMBS CREDIT OPPORTUNITIES, LLC
(a Delaware Limited Liability Company)

STATEMENT OF OPERATIONS (UNAUDITED)
For the Period Ended June 30, 2016

REVENUES:

Investment Income	$1,568,298

TOTAL INVESTMENT INCOME	1,568,298

EXPENSES:

Accounting, Legal and Other Expenses	80,880

TOTAL EXPENSES	80,880

Net Investment Income before Management Fees	1,487,418

Management Fees	327,413

Net Investment Income	1,160,005

Net Realized and Change in Unrealized Loss on Investments:
Net Realized Loss on Investments	(37,695)
Net Change in Unrealized Loss on Investments	(1,360,874)

Total Net Realized Loss and Change in Unrealized Loss on Investments	(1,398,569)

NET DECREASE IN MEMBERS' EQUITY RESULTING FROM OPERATIONS	$(238,564)

The accompanying notes are an integral part of these financial statements.

GSREA CMBS CREDIT OPPORTUNITIES, LLC
(a Delaware Limited Liability Company)

SCHEDULE OF INVESTMENTS AT FAIR VALUE (UNAUDITED)
June 30, 2016

Investment	Rate	Initial Purchase Dates	Expected Maturity Date	Principal Value 6/30/2016	Cost Basis 6/30/2016	Cumulative Unrealized Gain / (Loss) 6/30/2016	Fair Value 6/30/2016	Percent of Members' Equity 6/30/2016
Short-Term Money Market Funds
Blackrock Liquidity Funds FedFund Institutional (a)	0.16%	N/A	N/A	$13,618,111	$13,618,111	N/A	$13,618,111	21.79%
Bank Debt Term Loans (b)
Intrawest Bank Loan	5.00%	12/18/13	12/9/20	2,257,995	2,243,497	$11,675	2,255,173	3.61%
Starwood Property Trust Term Loan	3.50%	4/30/13	4/17/20	2,902,500	2,896,225	(22,750)	2,873,475	4.60%
CMBS Investments (b) (c)							-
TLMGE 2006-4, Class F	1.50%	5/30/13	10/25/16	898,580	868,811	27,522	896,334	1.43%
GKKRE 2005-1, Class B	1.09%	3/27, 4/29 & 6/18/13	10/25/16	254,678	254,002	(394)	253,608	0.41%
GKKRE 2005-1, Class D	1.44%	6/19/15	1/25/17	4,253,916	4,165,012	(268,426)	3,896,587	6.24%
WWCAP 2005-1, Class A1	0.97%	7/2 & 9/20/13, 10/8/15	10/25/16	1,095,691	1,176,494	(105,785)	1,070,710	1.71%
COMM 2014, Classes CR (d)	0.09%	8/15/14	5/10/24	453,900	453,901	(33,842)	420,060	0.67%
COMM 2014, Class FL5-HFL2	4.59%	12/4/14	7/15/19	4,000,000	3,930,303	(74,517)	3,855,786	6.17%
CSMC 2015-DEAL, Classes E	4.44%	5/27/15	4/15/21	2,500,000	2,500,000	(165,576)	2,334,424	3.74%
CSMC 2015-DEAL, Class F	5.19%	5/27/15	4/15/21	3,500,000	3,500,000	(187,898)	3,312,102	5.30%
CSMC 2014-TIKI, Class E	3.59%	4/7/15	9/15/21	3,000,000	3,019,818	(193,944)	2,825,874	4.52%
EQTY 2014-INMZ, Class M	5.20%	6/18/14	5/9/19	3,704,512	3,704,512	(296,360)	3,408,152	5.45%
EQTY 2014-INNS, Class E	3.89%	2/3/15	5/09/19	1,000,000	988,813	(31,380)	957,433	1.53%
HILT 2014-ORL, Class F	4.19%	7/29/14	7/15/21	2,500,000	2,500,000	(344,204)	2,155,796	3.45%
CFCRE 2015-RUM, Class D	4.24%	7/28/15	7/15/20	4,904,000	4,904,000	(119,323)	4,784,677	7.66%
GSCCRE 2015-HULA, Class F	5.69%	10/21/15	8/15/20	2,500,000	2,500,000	(86,079)	2,413,921	3.86%
JPMCC 2014-PHH, Class E	3.74%	2/5/15	8/15/19	4,734,000	4,750,866	(94,716)	4,656,150	7.45%
JPMCC 2015-CSMO, Class D	3.74%	3/30/15	1/15/20	3,000,000	3,000,000	(24,467)	2,975,533	4.76%
AOTA 2015-1211, Class E	4.28%	8/27/15	8/10/25	3,385,396	3,026,213	63,282	3,089,495	4.94%

Totals				$64,463,279	$64,000,578	$(1,947,182)	$62,053,401	99.30%

Notes:
(a)	Money market fund with a variable rate. The rate listed is as of June 30, 2016.
(b)	All investments are 144a securities. There are no restrictions on the re-sale of these investments.
(c)	All CMBS investments are variable rate securities, other than AOTA 2015-1211, Class E, which is a fixed rate investment
(d)	Interest only security. The notional principal value at June 30, 2016 was $108,610,000.

The accompanying notes are an integral part of these financial statements.

GSREA CMBS CREDIT OPPORTUNITIES, LLC
(a Delaware Limited Liability Company)

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
June 30, 2016

Note 1  -  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

GSREA CMBS Credit Opportunities, LLC (the “Company”), a Delaware limited liability company, was formed on April 20, 2010 (“Date of Inception”) and commenced investment activity on May 3, 2010. CMBS Credit Opportunities Manager, LLC, a Delaware Limited Liability Company is the manager and a non-economic member of the Company (the “Manager”) and a related party (see Note 2). The Company’s purpose is to invest primarily in Commercial Mortgage Backed Securities (“CMBS”) in the United States (each, an “Investment”), some of which may have been formed, offered, and initiated by Talmage, LLC, a related party. Under the terms of the Amended and Restated Limited Liability Company Operating Agreement dated September 17, 2010 (the “Operating Agreement”), the Company shall continue in perpetuity, unless earlier dissolved.

Pursuant to their respective subscription agreements, the members’ total capital commitments are $48,468,770 all of which has been contributed as of June 30, 2016. Year to date, no subscriptions were made and withdrawals in the amount of $500,000 were made. Capital withdrawals are recorded on their effective date.

Members may subscribe for Class A or Class B interests. Class A and Class B interests differ primarily in relation to the calculation of management fees and the member lock-up period. Management fees are calculated based on 1.0% of the capital accounts of all Class A members (except one Class A member which is based on 1.25%) and 1.50% of the capital accounts of Class B members. Class A members may not withdraw all or any part of their contributions for a twenty-four month period, provided that Class A members may withdraw all or any part of their contributions during that period, subject to a five percent early withdrawal fee on such amount. Class B members may not withdraw all or any part of their contributions for a twelve month period, provided that Class B members may withdraw all or any part of their contributions during that period, subject to a two and one-half percent early withdrawal fee on such amount. As of June 30th, 2016 only Class A interests were outstanding.

The members’ percentage interests in the Company are based on each member’s capital accounts as of the applicable date of determination, expressed as a percentage of all members’ capital accounts.

The Company’s profits and losses are allocated to the members in proportion to their percentage interests.

GSREA CMBS CREDIT OPPORTUNITIES, LLC
(a Delaware Limited Liability Company)

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
June 30, 2016

Note 1  -  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Basis of Presentation

The accompanying financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States (“GAAP”).

The Company is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, as amended by the FASB issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Accordingly, actual results could differ from those estimates.

Fair Value Measurement

The Company’s Investments consist of CMBS and term loans, all United States investments. Investments bear interest at a credit spread over a variable rate, which is generally the London Interbank Offered Rate (“LIBOR”) or, alternatively, a fixed-rate of interest. The fair value of the Company’s Investments is estimated based on the price that would be received to sell an asset in an orderly transaction between marketplace participants at the measurement date. The Company’s Investments were valued by the Manager at estimated fair value, which, when available and deemed appropriate, considers quotations provided by published sources (pricing services) and/or consideration of one or more quotations from other market participants (broker quotations). Investments without a public market are valued based on assumptions made and valuation techniques used by the Company.

Amounts ultimately realized by the Company may differ from the fair values presented, and the differences could be material to these financial statements.

GSREA CMBS CREDIT OPPORTUNITIES, LLC
(a Delaware Limited Liability Company)

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
June 30, 2016

Note 1  -  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Revenue Recognition

Investment income is recognized as revenue using the effective interest method, which includes the amortization of discount or premium arising at the time of purchase and the stated or coupon interest payments as components of interest income. Actual principal repayment experience is reviewed monthly and effective yields are recalculated when material differences arise between repayments originally anticipated and amounts actually received plus anticipated future repayments. The time to maturity is driven by the expected cash flows at the time of purchase. If there is an uncertainty concerning the estimated cash flows for a security, amortization of the discount will not be recorded. These securities are periodically evaluated and when the uncertainty concerning the estimated cash flows no longer exists, amortization of the discount or premium is recorded. Gains and losses on prepayments of investments are recognized as an adjustment to investment income. Interest income from investment discount accretion was $272,574 for the period ended June 30th, 2016, which is included in investment income in the statement of operations. The Company uses the specific identification method when determining the cost of securities sold. Gains and losses on matured or sold investments are recognized by deducting the proceeds received against the basis of the investment, which are recorded on the trade date.

For investments sold or repaid in full, any previously unrealized appreciation (depreciation) is reversed. Unrealized appreciation and depreciation on investments is recognized by adjusting the basis of the investment to fair value.

Income Taxes

The Company is not subject to federal, state, and local income taxes. Members are individually liable for their respective share of the Company’s taxable income. Accordingly, the Company makes no provision for income taxes in its financial statements. The Company’s tax returns are subject to examination by federal, state and local taxing authorities. Because many types of transactions are susceptible to varying interpretation under federal, state and local income tax laws and regulations, the amounts reported in the accompanying financial statements may be subject to change at a later date upon final determination by the respective taxing authorities.

GSREA CMBS CREDIT OPPORTUNITIES, LLC
(a Delaware Limited Liability Company)

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
June 30, 2016

Note 1  -  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Income Taxes (continued)

Uncertain tax positions are assessed by the Manager to determine whether a tax position of the Company is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that was greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority.

Concentrations of Market, Interest Rate and Credit Risk

The Company’s Investments consist of CMBS and term loans. These investments are accompanied by a degree of market, credit and interest rate risk. Market risk is the potential loss the Company may incur as a result of changes in the fair value of its Investments. The Company may also be subject to risk associated with concentrations of Investments in geographic regions. Interest rate risk includes the risk associated with changes in the prevailing interest rates. In the normal course of its activities, the Company may employ derivative financial instruments. These derivatives would predominantly be used to manage the risk associated with the Company’s portfolio of Investments. Credit risk includes the possibility that a loss may occur from the failure of counterparties or issuers to make payments according to the terms of a contract. The Company’s exposure to credit risk at any point in time is generally limited to amounts recorded as assets on the statement of assets, liabilities and members’ equity.

Stripped Securities

From time to time the Company may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are financial instruments structured to separate principal and interest cash flows so that one class receives only principal payments from the underlying mortgage assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped mortgage-backed security. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Company may fail to fully recover its initial investment in an IO security.

The market value of these securities can be extremely volatile in response to changes in interest rates. In addition, these securities present additional credit risk such that the Company may not receive all or part of its principal or interest payments because the borrower or issuer has defaulted on its obligation.

GSREA CMBS CREDIT OPPORTUNITIES, LLC
(a Delaware Limited Liability Company)

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
June 30, 2016

Note 2  -  RELATED PARTY TRANSACTIONS

Management fees are payable quarterly in advance and expensed in the period to which they relate. The Management fee was paid in arrears during 2016. Management fees amounted to $327,413 for the period ended June 30th, 2016. To date, all Management fees have been paid.

A performance allocation (10% with respect to Class A members, 12.5% in the case of one certain Class A member, and 15% with respect to Class B members) (the “Allocation”) may be earned by the Manager at the conclusion of each fiscal year based upon the change in value of members’ capital account net of any contributions or distributions. The Allocation is subject to certain claw back provisions whereby losses offset prior gains for purposes of calculation. There is no Allocation from the Members to the Manager for the period ended June 30th, 2016.

ES Capital Management, LLC, a Member of the Company, is related to the Manager, and is not charged a performance allocation.

Note 3  -  NET REALIZED LOSS ON INVESTMENTS

Net realized loss on sales of investments for the period ended June 30th, 2016 consisted of the following:

Asset	Realization Date	Cost Basis	Realized Gain / (Loss)
COMM 2014-KYO F 06/15/2019	3/18/2016	$3,012,209	$(79,709)
Intrawest Term Loan	4/15/2016	1,425,637	(8,291)
GKKRE 2005-1A B 7/25/2016*	10/9/2015	2,551,128	50,305
		$6,9888,974	$(37,695)

*	Maturity date change occurred on 2/1/16 causing a change in realized gain/(loss) of 50,306 for a prior period sale.

GSREA CMBS CREDIT OPPORTUNITIES, LLC
(a Delaware Limited Liability Company)

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
June 30, 2016

Note 4  -  FAIR VALUE MEASUREMENTS

The Company’s measurement of fair value focuses on an instrument’s exit price rather than on its entry price and uses a framework for measuring fair value which emphasizes that fair value is a market-based measurement, not an entity-specific measurement. The Company may use valuation techniques consistent with the market, income, and cost approach to measure fair value.

The Company utilizes the fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels:

Level 1 - Quoted prices in active markets for identical securities

Level 2 - Prices determined using other significant observable inputs. Observable inputs that other market participants would use in pricing a security, including quoted prices for similar securities.

Level 3 - Prices determined using significant unobservable inputs. Unobservable inputs reflect the Company's own assumptions about the factors market participants would use in pricing an Investment, and would be based on the best information available in the circumstances.

Note 4  -  FAIR VALUE MEASUREMENTS (continued)

Money market funds are valued at the net asset value of such companies for purchases and/or redemption orders placed that day. Debt securities are valued according to the broadest and most representative market, which will ordinarily be over-the-counter. Debt securities are valued based on prices provided by a pricing service when such prices are believed to reflect the fair value of such securities. A summary of the inputs used to determine the fair value of the Company’s Investments, as of June 30th, 2016 is as follows:

	Fair Value Measurements at the Reporting Date Using:
Description*	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Money Market Funds	$13,618,111	$13,618,111	$-	$-
CMBS	43,306,640	-	43,306,640	-
Term Loans	5,128,650	-	5,128,650	-
	$62,053,401	$13,618,111	$48,435,290	$-

The predecessor private fund’s audited financial statements and notes thereto for the year ended December 31, 2015, and the unqualified report of Cohen Fund Audit Services, Ltd., the predecessor private fund’s independent registered public accounting firm for the year ended December 31, 2015, on such financial statements are included below.

GSREA CMBS Credit Opportunities, LLC
 (a Delaware Limited Liability Company)

Financial Statements

For the Year Ended December 31, 2015

(With Independent Auditors’ Report Thereon)

430 Park Avenue, 8th Floor • New York, New York 10022 • 212-209-1388

GSREA CMBS CREDIT OPPORTUNITIES, LLC
 (a Delaware Limited Liability Company)

Table of Contents

For the Year Ended December 31, 2015

To the Members
 GSREA CMBS Credit Opportunities, LLC

Independent Auditors’ Report

We have audited the accompanying financial statements of GSREA CMBS Credit Opportunities, LLC (the “Company”), which comprise the statement of assets, liabilities and members’ equity, including the schedule of investments at fair value, as of December 31, 2015, and the related statements of operations, changes in members’ equity, and cash flows for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of the accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of GSREA CMBS Credit Opportunities, LLC as of December 31, 2015, and the results of its operations, changes in members’ equity, and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

/s/Cohen Fund Audit Services, Ltd.
Cleveland, Ohio
 March 2, 2016

COHEN FUND AUDIT SERVICES, LTD. | CLEVELAND | MILWAUKEE | NEW YORK | 216.649.1700
Registered with the Public Company Accounting Oversight Board.

GSREA CMBS CREDIT OPPORTUNITIES, LLC
 (a Delaware Limited Liability Company)

STATEMENT OF ASSETS, LIABILITIES AND MEMBERS' EQUITY
 December 31, 2015

ASSETS:

Investments at Fair Value (Cost $63,255,139)	$62,668,836
Interest Receivable	115,088

TOTAL ASSETS	$62,783,924

LIABILITIES AND MEMBERS' EQUITY:

LIABILITIES:

Accrued Expenses	$119,684
Payable to Affiliate	173,983

Total Liabilities	293,667

MEMBERS' EQUITY:

Total Members' Equity	62,490,257

TOTAL LIABILITIES AND MEMBERS' EQUITY	$62,783,924

The accompanying notes are an integral part of these financial statements.

GSREA CMBS CREDIT OPPORTUNITIES, LLC
 (a Delaware Limited Liability Company)

STATEMENT OF OPERATIONS
 For the Year Ended December 31, 2015

REVENUES:

Investment Income	$3,308,336

TOTAL INVESTMENT INCOME	3,308,336

EXPENSES:

Accounting, Legal and Other Expenses	209,506

TOTAL EXPENSES	209,506

Net Investment Income before Management Fees	3,098,830

Management Fees	689,842

Net Investment Income	2,408,988

Net Realized and Change in Unrealized Loss on Investments:
Net Realized Loss on Investments	(25,812)
Net Change in Unrealized Loss on Investments	(622,421)

Total Net Realized Loss and Change in Unrealized Loss on Investments	(648,233)

NET INCREASE IN MEMBERS' EQUITY RESULTING FROM OPERATIONS	$1,760,755

The accompanying notes are an integral part of these financial statements.

GSREA CMBS CREDIT OPPORTUNITIES, LLC
 (a Delaware Limited Liability Company)

STATEMENT OF CHANGES IN MEMBERS' EQUITY
 For the Year Ended December 31, 2015

	Members' Equity January 1, 2015	Capital Contributions	Net Increase in Members' Equity Resulting from Operations	Performance Allocation	Withdrawals	Members' Equity December 31, 2015
Class A Members	$49,636,565	$14,000,005	$1,718,160	$(160,019)	$(4,000,000)	$61,194,711

Manager	1,092,932	-	42,595	160,019	-	1,295,546

Total	$50,729,497	$14,000,005	$1,760,755	$-	$(4,000,000)	$62,490,257

The accompanying notes are an integral part of these financial statements.

GSREA CMBS CREDIT OPPORTUNITES, LLC
 (a Delaware Limited Liability Company)

STATEMENT OF CASH FLOWS
 For the Year Ended December 31, 2015

Cash Flows Used in Operating Activities:
Net Increase in Members' Equity Resulting from Operations	$1,760,755
Adjustments to Reconcile Net Increase in Members' Equity Resulting from Operations to Cash Used in Operating Activities:
Net Realized Loss on Investments	25,812
Net Change in Unrealized Loss on Investments	622,421
Interest Income - Investment Discount Accretion	(548,935)
Purchases of Investments	(39,978,284)
Proceeds from Disposal of Investments	6,866,250
Sales of Short-Term Investments, net	5,447,469
Return of Principal from Investments	15,861,295
Changes in Other Assets and Liabilities:
Increase in Interest Receivable	(70,137)
Decrease in Other Assets	11,492
Decrease in Accrued Expenses	(34,089)
Increase in Payable to Affiliate	35,946

Net Cash Used in Operating Activities	(10,000,005)

Cash Flows Provided by Financing Activities:
Member Contributions	14,000,005
Member Withdrawals	(4,000,000)

Net Cash Provided by Financing Activities	10,000,005

Net Increase (Decrease) in Cash	0

Cash, Beginning of Year (1)	0

Cash, End of Year	$0

(1)
Cash equivalent balances representing short-term money market investments were included as cash and cash equivalents in the December 31, 2014 financial statements. These amounts were reclassified to conform to current year presentation of money market investments within investments at fair value.

The accompanying notes are an integral part of these financial statements.

GSREA CMBS CREDIT OPPORTUNITIES, LLC
 (a Delaware Limited Liability Company)

SCHEDULE OF INVESTMENTS AT FAIR VALUE
 December 31, 2015

Investment	Rate	Initial Purchase Dates	Expected Maturity Date	Principal Value 12/31/2015	Cost Basis 12/31/2015	Cumulative Unrealized Gain / (Loss) 12/31/2015	Fair Value 12/31/2015	Percent of Members' Equity 12/31/2015
Short-Term Money Market Funds
Blackrock Liquidity Funds FedFund Institutional (a)	0.16%	N/A	N/A	$825,060	$825,060	N/A	$825,060	1.32%
Bank Debt Term Loans (b)
Intrawest Bank Loan	4.75%	12/18/13	12/9/20	3,920,000	3,892,030	$(1,430)	3,890,600	6.23%
ESH Hospitality Term Loan	5.00%	7/7/14	6/24/19	1,954,467	1,947,622	16,618	1,964,240	3.14%
Starwood Property Trust Term Loan	3.50%	4/30/13	4/17/20	2,917,500	2,911,192	(52,041)	2,859,151	4.58%
CMBS Investments (b) (c)
TLMGE 2006-4, Class F	1.47%	5/30/13	10/25/16	2,642,536	2,504,487	19,135	2,523,622	4.04%
GKKRE 2005-1, Class B	0.77%	3/27, 4/29 & 6/18/13	7/25/16	1,222,008	1,194,920	20,978	1,215,898	1.95%
GKKRE 2005-1, Class D	1.12%	6/19/15	1/25/17	4,253,916	4,082,649	(169,046)	3,913,603	6.26%
WWCAP 2005-1, Class A1	0.70%	7/2 & 9/20/13, 10/8/15	5/25/16	2,036,360	1,972,197	17,326	1,989,523	3.18%
MARRE 2006-1, Class A1	0.75%	9/9/13	5/25/16	184,662	183,324	(508)	182,816	0.29%
COMM 2014, Classes CR (d)	0.09%	8/15/14	5/10/24	453,900	453,900	(18,363)	435,537	0.70%
COMM 2014, Classes KYO, F	3.80%	2/6/15	6/15/19	3,000,000	3,009,878	(41,172)	2,968,706	4.75%
COMM 2014, Classes KYO, G	4.10%	7/2/14	6/15/19	2,000,000	2,000,000	(19,377)	1,980,623	3.17%
COMM 2014, Class FL5-HFL2	4.48%	12/4/14	7/15/19	4,000,000	3,895,699	(44,621)	3,851,078	6.16%
CSMC 2015-DEAL, Classes E	4.33%	5/27/15	4/15/21	2,500,000	2,500,000	(61,885)	2,438,115	3.90%
CSMC 2015-DEAL, Class F	5.08%	5/27/15	4/15/21	3,500,000	3,500,000	(41,016)	3,458,984	5.54%
CSMC 2014-TIKI, Class E	3.48%	4/7/15	9/15/21	3,000,000	3,019,266	(60,291)	2,958,975	4.74%
EQTY 2014-INMZ, Class M	5.03%	6/18/14	5/9/19	3,704,512	3,704,512	-	3,704,512	5.93%
EQTY 2014-INNS, Class E	3.73%	2/3/15	5/09/19	1,000,000	994,099	(3,397)	990,702	1.59%
HILT 2014-ORL, Class F	4.08%	7/29/14	7/15/21	2,500,000	2,500,000	(100,036)	2,399,964	3.84%
CFCRE 2015-RUM, Class D	4.13%	7/28/15	7/15/20	4,904,000	4,904,000	(17,711)	4,886,289	7.82%
GSCCRE 2015-HULA, Class F	5.58%	10/21/15	8/15/20	2,500,000	2,500,000	(311)	2,499,689	4.00%
JPMCC 2014-PHH, Class E	3.63%	2/5/15	8/15/19	4,734,000	4,750,730	4,895	4,755,625	7.61%
JPMCC 2015-CSMO, Class D	3.63%	3/30/15	1/15/20	3,000,000	3,000,000	(21,408)	2,978,592	4.77%
AOTA 2015-1211, Class E	4.28%	8/27/15	8/10/25	3,385,396	3,009,574	(12,642)	2,996,932	4.80%
Totals				$64,138,317	$63,255,139	$(586,303)	$62,668,836	100.31%

Notes:

(a)	Money market fund with a variable rate. The rate listed is as of December 31, 2015.

(b)	All investments are 144a securities. There are no restrictions on the re-sale of these investments.

(c)	All CMBS investments are variable rate securities, other than AOTA 2015-1211, Class E, which is a fixed rate investment

(d)	Interest only security. The notional principal value at December 31, 2015 was $108,610,000.

The accompanying notes are an integral part of these financial statements.

GSREA CMBS CREDIT OPPORTUNITIES, LLC
 (a Delaware Limited Liability Company)

NOTES TO FINANCIAL STATEMENTS
 December 31, 2015

Note 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

GSREA CMBS Credit Opportunities, LLC (the “Company”), a Delaware limited liability company, was formed on April 20, 2010 (“Date of Inception”) and commenced investment activity on May 3, 2010. CMBS Credit Opportunities Manager, LLC, a Delaware Limited Liability Company is the manager and a non-economic member of the Company (the “Manager”) and a related party (see Note 2). The Company’s purpose is to invest primarily in Commercial Mortgage Backed Securities (“CMBS”) in the United States (each, an “Investment”), some of which may have been formed, offered, and initiated by Talmage, LLC, a related party. Under the terms of the Amended and Restated Limited Liability Company Operating Agreement dated September 17, 2010 (the “Operating Agreement”), the Company shall continue in perpetuity, unless earlier dissolved.

Pursuant to their respective subscription agreements, the members’ total capital commitments are $48,968,770 all of which has been contributed as of December 31, 2015. During 2015, subscriptions in amount of $12,000,000 and $1,000,005 were received from two new investors, an addition capital contribution in amount of $1,000,000 was received from an existing investor, and a withdrawal in amount of $4,000,000 was made. Capital withdrawals are recorded on their effective date.

Members may subscribe for Class A or Class B interests. Class A and Class B interests differ primarily in relation to the calculation of management fees and the member lock-up period. Management fees are calculated based on 1.0% of the capital accounts of all Class A members (except one Class A member which is based on 1.25%) and 1.50% of the capital accounts of Class B members. Class A members may not withdraw all or any part of their contributions for a twenty-four month period, provided that Class A members may withdraw all or any part of their contributions during that period, subject to a five percent early withdrawal fee on such amount. Class B members may not withdraw all or any part of their contributions for a twelve month period, provided that Class B members may withdraw all or any part of their contributions during that period, subject to a two and one-half percent early withdrawal fee on such amount. As of December 31, 2015 only Class A interests were outstanding.

The members’ percentage interests in the Company are based on each member’s capital accounts as of the applicable date of determination, expressed as a percentage of all members’ capital accounts.

The Company’s profits and losses are allocated to the members in proportion to their percentage interests.

GSREA CMBS CREDIT OPPORTUNITIES, LLC
 (a Delaware Limited Liability Company)

NOTES TO FINANCIAL STATEMENTS
 December 31, 2015

Note 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Basis of Presentation

The accompanying financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States (“GAAP”).

The Company is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, as amended by the FASB issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Accordingly, actual results could differ from those estimates.

Fair Value Measurement

The Company’s Investments consist of CMBS and term loans, all United States investments. Investments bear interest at a credit spread over a variable rate, which is generally the London Interbank Offered Rate (“LIBOR”) or, alternatively, a fixed-rate of interest. The fair value of the Company’s Investments is estimated based on the price that would be received to sell an asset in an orderly transaction between marketplace participants at the measurement date. The Company’s Investments were valued by the Manager at estimated fair value, which, when available and deemed appropriate, considers quotations provided by published sources (pricing services) and/or consideration of one or more quotations from other market participants (broker quotations). Investments without a public market are valued based on assumptions made and valuation techniques used by the Company.

GSREA CMBS CREDIT OPPORTUNITIES, LLC
 (a Delaware Limited Liability Company)
NOTES TO FINANCIAL STATEMENTS
 December 31, 2015

Note 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Fair Value Measurement (continued)

Amounts ultimately realized by the Company may differ from the fair values presented, and the differences could be material to these financial statements.

Revenue Recognition

Investment income is recognized as revenue using the effective interest method, which includes the amortization of discount or premium arising at the time of purchase and the stated or coupon interest payments as components of interest income. Actual principal repayment experience is reviewed monthly and effective yields are recalculated when material differences arise between repayments originally anticipated and amounts actually received plus anticipated future repayments. The time to maturity is driven by the expected cash flows at the time of purchase. If there is an uncertainty concerning the estimated cash flows for a security, amortization of the discount will not be recorded. These securities are periodically evaluated and when the uncertainty concerning the estimated cash flows no longer exists, amortization of the discount or premium is recorded. Gains and losses on prepayments of investments are recognized as an adjustment to investment income. Interest income from investment discount accretion was $548,935 for the year ended December 31, 2015, which is included in investment income in the statement of operations. The Company uses the specific identification method when determining the cost of securities sold. Gains and losses on matured or sold investments are recognized by deducting the proceeds received against the basis of the investment, which are recorded on the trade date.

For investments sold or repaid in full, any previously unrealized appreciation (depreciation) is reversed. Unrealized appreciation and depreciation on investments is recognized by adjusting the basis of the investment to fair value.

Income Taxes

The Company is not subject to federal, state, and local income taxes. Members are individually liable for their respective share of the Company’s taxable income. Accordingly, the Company makes no provision for income taxes in its financial statements. The Company’s tax returns are subject to examination by federal, state and local taxing authorities. Because many types of transactions are susceptible to varying interpretation under federal, state and local income tax laws and regulations, the amounts reported in the accompanying financial statements may be subject to change at a later date upon final determination by the respective taxing authorities.

GSREA CMBS CREDIT OPPORTUNITIES, LLC
 (a Delaware Limited Liability Company)

NOTES TO FINANCIAL STATEMENTS
 December 31, 2015

Note 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Income Taxes (continued)

Uncertain tax positions are assessed by the Manager to determine whether a tax position of the Company is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that was greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority.

Concentrations of Market, Interest Rate and Credit Risk

The Company’s Investments consist of CMBS and term loans. These investments are accompanied by a degree of market, credit and interest rate risk. Market risk is the potential loss the Company may incur as a result of changes in the fair value of its Investments. The Company may also be subject to risk associated with concentrations of Investments in geographic regions. Interest rate risk includes the risk associated with changes in the prevailing interest rates. In the normal course of its activities, the Company may employ derivative financial instruments. These derivatives would predominantly be used to manage the risk associated with the Company’s portfolio of Investments. Credit risk includes the possibility that a loss may occur from the failure of counterparties or issuers to make payments according to the terms of a contract. The Company’s exposure to credit risk at any point in time is generally limited to amounts recorded as assets on the statement of assets, liabilities and members’ equity.

Stripped Securities

From time to time the Company may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are financial instruments structured to separate principal and interest cash flows so that one class receives only principal payments from the underlying mortgage assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped mortgage-backed security. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Company may fail to fully recover its initial investment in an IO security.

The market value of these securities can be extremely volatile in response to changes in interest rates. In addition, these securities present additional credit risk such that the Company may not receive all or part of its principal or interest payments because the borrower or issuer has defaulted on its obligation.

GSREA CMBS CREDIT OPPORTUNITIES, LLC
 (a Delaware Limited Liability Company)

NOTES TO FINANCIAL STATEMENTS
 December 31, 2015

Note 2 - RELATED PARTY TRANSACTIONS

Management fees are payable quarterly in advance and expensed in the period to which they relate. The Management fee was paid in arrears during 2015. Management fees amounted to $689,842 for the year ended December 31, 2015, of which $173,983 is accrued and included in payable to affiliate at December 31, 2015.

A performance allocation (10% with respect to Class A members, 12.5% in the case of one certain Class A member, and 15% with respect to Class B members) (the “Allocation”) may be earned by the Manager at the conclusion of each fiscal year based upon the change in value of members’ capital account net of any contributions or distributions. The Allocation is subject to certain claw back provisions whereby losses offset prior gains for purposes of calculation. The Allocation from the Members to the Manager for the year ended December 31, 2015 was $160,019. The Allocation from the Members to the Manager from inception through December 31, 2015, was $1,135,505, none of which has been withdrawn.

ES Capital Management, LLC, a Member of the Company, is related to the Manager, and is not charged a performance allocation.

A partner of an accounting firm serves as a vice president of the Company to facilitate various administrative matters. Total fees charged by the accounting firm to the Company amounted to $32,922 for the year ended December 31, 2015.

Note 3 - NET REALIZED LOSS ON INVESTMENTS

Net realized loss on Investments for the year ended December 31, 2015 consisted of the following:

Asset	Realization Date	Cost Basis	Realized Gain / (Loss)
CSMC 2014-TIKI, Class E	8/20/2015	$2,002,524	$(12,524)
GKKRE 2005-1, Class B	10/9/2015	2,889,538	4,212
JPMCC 2015-CSMO, Class D	12/9/2015	2,000,000	(17,500)
		$6,892,062	$(25,812)

GSREA CMBS CREDIT OPPORTUNITIES, LLC
 (a Delaware Limited Liability Company)

NOTES TO FINANCIAL STATEMENTS
 December 31, 2015

Note 4 - FAIR VALUE MEASUREMENTS

The Company’s measurement of fair value focuses on an instrument’s exit price rather than on its entry price and uses a framework for measuring fair value which emphasizes that fair value is a market-based measurement, not an entity-specific measurement. The Company may use valuation techniques consistent with the market, income, and cost approach to measure fair value.

The Company utilizes the fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels:

Level 1 - Quoted prices in active markets for identical securities

Level 2 - Prices determined using other significant observable inputs. Observable inputs that other market participants would use in pricing a security, including quoted prices for similar securities.

Level 3 - Prices determined using significant unobservable inputs. Unobservable inputs reflect the Company's own assumptions about the factors market participants would use in pricing an Investment, and would be based on the best information available in the circumstances.

GSREA CMBS CREDIT OPPORTUNITIES, LLC
 (a Delaware Limited Liability Company)

NOTES TO FINANCIAL STATEMENTS
 December 31, 2015

Note 4 - FAIR VALUE MEASUREMENTS (continued)

Money market funds are valued at the net asset value of such companies for purchases and/or redemption orders placed that day. Debt securities are valued according to the broadest and most representative market, which will ordinarily be over-the-counter. Debt securities are valued based on prices provided by a pricing service when such prices are believed to reflect the fair value of such securities. A summary of the inputs used to determine the fair value of the Company’s Investments, as of December 31, 2015, is as follows:

		Fair Value Measurements at the Reporting Date Using:
Description*	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Money Market Funds	$825,060	$825,060	$-	$-
CMBS	53,129,787	-	53,129,787	-
Term Loans	8,713,989	-	8,713,989	-
	$62,668,836	$825,060	$61,843,776	$-

*	For additional detail, refer to the Schedule of Investments.

During the year ended December 31, 2015, all of the Company’s CMBS and Term Loans were transferred from level 3 to level 2 of the fair value hierarchy. Transfers are recognized by the Company at the beginning of the reporting period, and includes $44,692,333 that transferred from level 3 to level 2 on the fair value hierarchy. The Company has transfers of investments from level 3 to level 2 as prices were available from a pricing service using observable inputs as of December 31, 2015. As of December 31, 2015, there were no investments comprising level 3 of the fair value hierarchy.

GSREA CMBS CREDIT OPPORTUNITIES, LLC
 (a Delaware Limited Liability Company)

NOTES TO FINANCIAL STATEMENTS
 December 31, 2015

Note 5 - FINANCIAL HIGHLIGHTS (FOR MEMBERS)

2015
Supplemental Data:
Net Assets - End of Period	$62,490,257

Portfolio Turnover	41.43%

Total Returns:
Before Management Fees and Incentive Allocation	3.90%
Management Fees	(1.13%)

Incentive Allocation	(0.26%)

After Management Fees and Incentive Allocation	2.51%

Ratios to Average Net Assets:
Expenses (including management fees and excluding incentive allocation)	1.44%
Incentive Allocations	0.26%
Expenses (including management fee and incentive allocation)	1.70%
Net Investment Income	3.80%
Increase in Members’ Equity Resulting from Operations	2.77%

Total returns and ratios to average net assets are calculated for Members, other than the Manager, as a whole, and such computation for an individual member may vary from these ratios and returns based on differences in management fees and incentive allocations. The Net Investment Income ratio and Increase in Members’ Equity Resulting from Operations do not reflect the effect of Incentive allocation.

GSREA CMBS CREDIT OPPORTUNITIES, LLC
 (a Delaware Limited Liability Company)

NOTES TO FINANCIAL STATEMENTS
 December 31, 2015

Note 6 - SUBSEQUENT EVENTS

The Company has entered into an agreement with RiverPark Funds to convert from a private fund to an open-ended and publicly traded mutual fund pursing substantially the same investment strategy with the same management team. The Company believes that such a conversion will increase its liquidity, reduce fees and provide it with greater scale, all of which are expected to benefit investors. Any such conversion is subject to approval by the Company’s investors and by governmental agencies. Despite its efforts to effect such a conversion by June 30, 2016, there can be no assurance that such a conversion will be effective by that time, or at all.

The Company has evaluated subsequent events through March 2, 2016, the date at which its financial statements were available to be issued.

The predecessor private fund’s audited financial statements and notes thereto for the year ended December 31, 2014, and the unqualified report of PricewaterhouseCoopers, LLP, the predecessor private fund’s independent registered public accounting firm for the year ended December 31, 2014, on such financial statements are included below. The predecessor private fund’s audited financial statements for the year ended December 31, 2014 were prepared in accordance with U.S. Generally Accepted Accounting Principles but are not compliant with Regulation S-X (17 CRF Part 210).

GSREA CMBS Credit Opportunities, LLC
 (A Delaware Limited Liability Company)

Financial Statements

For the Year Ended December 31, 2014
 (With Independent Auditors’ Report Thereon)

430 Park Avenue, 8th Floor • New York, New York 10022 • 212-209-1388

GSREA CMBS CREDIT OPPORTUNITIES, LLC
 (A Delaware Limited Liability Company)

Table of Contents

For the Year Ended December 31, 2014

Page
INDEPENDENT AUDITOR’S REPORT	68
FINANCIAL STATEMENTS
Statement of Assets, Liabilities and Members’ Equity	69
Statement of Operations	70
Statement of Changes in Members’ Equity	71
Statement of Cash Flows	72
Schedule of Investments at Fair Value	73
NOTES TO FINANCIAL STATEMENTS	74 - 83

Independent Auditor’s Report

To the Managing Member of GSREA CMBS Credit Opportunities, LLC

We have audited the accompanying financial statements of GSREA CMBS Credit Opportunities, LLC (the “Fund”), which comprise the statement of assets, liabilities and members’ equity, including the schedule of investments, as of December 31, 2014 and the related statements of operations, of changes in members’ equity and of cash flows for the year then ended.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Fund’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of GSREA CMBS Credit Opportunities, LLC at December 31, 2014, and the results of its operations, changes in its members’ equity and its cash flows for the year then ended, in accordance with accounting principles generally accepted in the United States of America.

/s/PricewaterhouseCoopers LLP

New York, New York
 March 27, 2015

GSREA CMBS CREDIT OPPORTUNITIES, LLC
 (a Delaware Limited Liability Company)

STATEMENT OF ASSETS, LIABILITIES AND MEMBERS' EQUITY
 December 31, 2014

ASSETS:

Investments at Fair Value (Cost Basis $44,656,215)	$44,692,333
Cash and Cash Equivalents	6,272,531
Interest Receivable	44,951
Other Assets	11,492

TOTAL ASSETS	$51,021,307

LIABILITIES AND MEMBERS' EQUITY:

LIABILITIES:

Accrued Expenses	$153,773
Payable to Affiliate	138,037

Total Liabilities	291,810

COMMITMENTS AND CONTINGENCIES

MEMBERS EQUITY:

Total Members' Equity	50,729,497

TOTAL LIABILITIES AND MEMBERS' EQUITY	$51,021,307

The accompanying notes are an integral part of these financial statements.

GSREA CMBS CREDIT OPPORTUNITIES, LLC
 (a Delaware Limited Liability Company)

STATEMENT OF OPERATIONS
 For the Year Ended December 31, 2014

REVENUES:

Investment Income	$4,950,274

TOTAL INVESTMENT INCOME	4,950,274

EXPENSES:

Accounting, Legal and Other Expenses	259,086

TOTAL EXPENSES	259,086

Net Investment Income before Management Fees	4,691,188

Management Fees	546,026

Net Investment Income	4,145,162

Net Realized and Unrealized Loss on Investments:
Net Realized Loss on Investments	(15,396)
Net Unrealized Loss on Investments	(2,078,501)

Total Net Realized Loss and Change in Unrealized Gain on Investments	(2,093,897)

NET INCREASE IN MEMBERS' EQUITY RESULTING FROM OPERATIONS	$2,051,265

The accompanying notes are an integral part of these financial statements.

GSREA CMBS CREDIT OPPORTUNITIES, LLC
 (a Delaware Limited Liability Company)

STATEMENT OF CHANGES IN MEMBERS' EQUITY
 For the Year Ended December 31, 2014

	Members' Equity December 31, 2013	Net Increase in Members' Equity Resulting from Operations	Performance Allocation	Members' Equity December 31, 2014
Class A Members	$47,815,690	$2,005,031	$(184,156)	$49,636,565

Manager	862,542	46,234	184,156	1,092,932

Total	$48,678,232	$2,051,265	$-	$50,729,497

The accompanying notes are an integral part of these financial statements.

GSREA CMBS CREDIT OPPORTUNITES, LLC
 (a Delaware Limited Liability Company)

STATEMENT OF CASH FLOWS
 For the Year Ended December 31, 2014

Cash Flows from Operating Activities:
Net Increase in Members' Equity Resulting from Operations	$2,051,265
Adjustments to Reconcile Net Increase in Members' Equity Resulting from Operations to Cash Provided by Operating Activities:
Realized Loss on Investments, net	15,396
Change in Unrealized Loss on Investments, net	2,078,501
Interest Income - Investment Discount Accretion	(2,874,859)
Purchase of Investments	(27,498,616)
Proceeds from Disposal of Investments	7,902,387
Return of Principal from Investments	19,569,261
Changes in Assets and Liabilities:
Decrease in Interest Receivable	16,087
Decrease in Other Assets	18,340
Increase in Accrued Expenses	51,536
Increase in Payable to Affiliate	6,042
Decrease in Member Withdrawals Payable	(98,866)

Net Cash Provided by Operating Activities	1,236,474

Net Increase in Cash and Cash Equivalents	1,236,474

Cash and Cash Equivalents, Beginning of Year	5,036,057

Cash and Cash Equivalents, End of Year	$6,272,531

The accompanying notes are an integral part of these financial statements.

GSREA CMBS CREDIT OPPORTUNITIES, LLC
 (a Delaware Limited Liability Company)

SCHEDULE OF INVESTMENTS AT FAIR VALUE
 December 31, 2014

Investment (a)	Initial Purchase Dates	Expected Maturity Date	Cost Basis 12/31/2014	Cumulative Unrealized Gain / (Loss) 12/31/2014	Fair Value 12/31/2014	Percent of Members' Equity 12/31/2014
MWEST 2007-1, Class A2	6/1/11, 2/23 & 3/23/12	4/25/15	$1,625,719	$88,378	$1,714,097	3.38%
TLMGE 2006-4, Class F	5/30/13	10/25/16	2,144,335	122,169	2,266,504	4.47%
BSCMS 2007-BBA8, Classes H & J	3/27/12	3/1/15	1,068,223	29,111	1,097,334	2.16%
LMRET 2006-1, Class B	3/5/13	8/25/15	231,447	585	232,032	0.46%
NMCRE 2007-2, Class A1	10/31/12, 6/14 & 9/16/13, 1/14/14	2/25/15	1,977,624	17,472	1,995,096	3.93%
GKKRE 2005-1, Class B	2/20, 3/27, 4/29 & 6/18/13	1/25/16	4,605,886	(199,666)	4,406,220	8.69%
GKKRE 2006-1, Class A2	2/20/13	10/25/15	1,712,219	46,313	1,758,532	3.47%
Starwood Property Trust Term Loan	4/30/13	4/17/20	2,941,128	(59,947)	2,881,181	5.68%
WWCAP 2005-1, Class A1	7/2 & 9/20/13	5/25/15	1,751,143	8,572	1,759,715	3.47%
MARRE 2006-1, Class A1	9/9/13	5/25/15	445,273	(2,426)	442,847	0.87%
Intrawest Bank Loan	12/18/13	12/9/20	3,926,071	33,929	3,960,000	7.81%
ESH Hospitality Term Loan	6/6/14	6/24/19	1,990,982	4,018	1,995,000	3.93%
COMM 2014, Classes CR	8/15/14	5/10/24	453,900	20,074	473,974	0.93%
COMM 2014, Classes KYO, FL	6/20 & 11/19/14	6/15/19	5,869,068	(629)	5,868,439	11.57%
CSMC 2007-TF2A, Classes C & D	3/20 & 4/15/14	4/15/15	6,158,798	(34,215)	6,124,583	12.07%
EQTY 2014-INMZ, Class M	6/6/14	5/9/19	4,000,000	7,500	4,007,500	7.90%
HILT 2014-ORL, Class F	7/14/14	8/15/21	2,500,000	(8,860)	2,491,140	4.91%
WBCMT 2007-WHL8 LXR1	9/19/14	5/15/15	1,254,399	(36,260)	1,218,139	2.40%
Totals			$44,656,215	$36,118	$44,692,333	88.10%

Notes:

(a)	All investments are U.S. investments. All investments are CMBS, except Starwood Property Trust Term Loan, Intrawest Bank Loan and ESH Hospitality Term Loan, which are term loans.

The accompanying notes are an integral part of these financial statements.

GSREA CMBS CREDIT OPPORTUNITIES, LLC
 (a Delaware Limited Liability Company)

NOTES TO FINANCIAL STATEMENTS
 December 31, 2014

Note 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

GSREA CMBS Credit Opportunities, LLC (the “Company”), a Delaware limited liability company, was formed on April 20, 2010 (“Date of Inception”) and commenced investment activity on May 3, 2010. CMBS Credit Opportunities Manager, LLC, a Delaware Limited Liability Company is the manager and a non-economic member of the Company (the “Manager”) and a related party (see Note 2). The Company’s purpose is to invest primarily in Commercial Mortgage Backed Securities (“CMBS”) in the United States (each, an “Investment”), some of which may have been formed, offered, and initiated by a related party. Under the terms of the Amended and Restated Limited Liability Company Operating Agreement dated September 17, 2010 (the “Operating Agreement”), the Company shall continue in perpetuity, unless earlier dissolved.

Pursuant to their respective subscription agreements, the members’ total capital commitments are $38,968,765 all of which has been contributed as of December 31, 2014. During 2014, there were no capital contributions or withdrawals made.

Members may subscribe for Class A or Class B interests. Class A and Class B interests differ primarily in relation to the calculation of management fees and the member lock-up period. Management fees are calculated based on 1.0% of the capital accounts of all Class A members (except one Class A member which is based on 1.25%) and 1.50% of the capital accounts of Class B members. Class A members may not withdraw all or any part of their contributions for a twenty-four month period, provided that Class A members may withdraw all or any part of their contributions during that period, subject to a five percent early withdrawal fee on such amount. Class B members may not withdraw all or any part of their contributions for a twelve month period, provided that Class B members may withdraw all or any part of their contributions during that period, subject to a two and one-half percent early withdrawal fee on such amount. There were no Class A or Class B interests subscribed for or withdrawn at December 31, 2014.

The members’ percentage interests in the Company are based on each member’s capital accounts as of the applicable date of determination, expressed as a percentage of all members’ capital accounts.

The Company’s profits and losses are allocated to the members in proportion to their percentage interests.

GSREA CMBS CREDIT OPPORTUNITIES, LLC
 (a Delaware Limited Liability Company)

NOTES TO FINANCIAL STATEMENTS
 December 31, 2014

Note 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Basis of Presentation

The accompanying financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States (“GAAP”).

The Company is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946, as amended by the FASB issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Accordingly, actual results could differ from those estimates.

Cash and Cash Equivalents

Cash equivalents include short-term, highly liquid investments with a maturity date at time of purchase of three months or less. The Company maintains cash and cash equivalent balances which, at times during the period, exceeded the $250,000 amount insured by the Federal Deposit Insurance Corporation. The Manager manages the risk of loss by banking with major institutions.

Fair Value Measurement

The Company’s Investments consist of CMBS and term loans, all United States investments. Investments bear interest at a credit spread over a variable rate, which is generally the London Interbank Offered Rate (“LIBOR”) or, alternatively, a fixed-rate of interest. The Company uses the specific identification method when determining the cost of securities sold. The fair value of the Company’s Investments is estimated based on the price that would be received to sell an asset in an orderly transaction between marketplace participants at the measurement date. The Company’s Investments were valued by the Manager at estimated fair value, which, when available and deemed appropriate, considers quotations provided by published sources (pricing services) and/or consideration of one or more quotations from other market participants (broker quotations). Investments without a public market are valued based on assumptions made and valuation techniques used by the Company.

GSREA CMBS CREDIT OPPORTUNITIES, LLC
 (a Delaware Limited Liability Company)

NOTES TO FINANCIAL STATEMENTS
 December 31, 2014

Note 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Fair Value Measurement (continued)

Amounts ultimately realized by the Company may differ from the fair values presented, and the differences could be material to these financial statements.

Revenue Recognition

Investment income is recognized as revenue using the effective interest method, which includes the amortization of discount or premium arising at the time of purchase and the stated or coupon interest payments as components of interest income. Actual principal repayment experience is reviewed monthly and effective yields are recalculated when material differences arise between repayments originally anticipated and amounts actually received plus anticipated future repayments. The time to maturity is driven by the expected cash flows at the time of purchase. There is one security for which the amortization of the discount was not recorded based upon uncertainty concerning the estimated cash flows. These securities are periodically evaluated and when the uncertainty concerning the estimated cash flows no longer exists, amortization of the discount or premium is recorded. Gains and losses on prepayments of investments are recognized as an adjustment to investment income. Interest income from investment discount accretion was $2,874,859 for the year ended December 31, 2014, which is included in investment income in the statement of operations. Gains and losses on matured or sold investments are recognized by deducting the proceeds received against the basis of the investment.

For investments sold or repaid in full, any previously unrealized appreciation (depreciation) is reversed. Unrealized appreciation and depreciation on investments is recognized by adjusting the basis of the investment to fair value.

Income Taxes

The Company is not subject to federal, state, and local income taxes. Members are individually liable for their respective share of the Company’s taxable income. Accordingly, the Company makes no provision for income taxes in its financial statements. The Company’s tax returns are subject to examination by federal, state and local taxing authorities. Because many types of transactions are susceptible to varying interpretation under federal, state and local income tax laws and regulations, the amounts reported in the accompanying financial statements may be subject to change at a later date upon final determination by the respective taxing authorities.

GSREA CMBS CREDIT OPPORTUNITIES, LLC
 (a Delaware Limited Liability Company)

NOTES TO FINANCIAL STATEMENTS
 December 31, 2014

Note 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Income Taxes (continued)

Uncertain tax positions are assessed by the Manager to determine whether a tax position of the Company is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that was greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. The Company has assessed the tax positions of the federal and state tax returns for all open years from 2010 through December 31, 2014 and has concluded that it has no material uncertain tax liabilities to be recognized. As of December 31, 2014, the Company’s tax returns for the years ended December 31, 2010 and forward remain subject to examination by the major jurisdictions under the statute of limitations.

Recently Adopted and Recently Issued Accounting Pronouncements

In June 2013, the FASB issued Accounting Standards Update (ASU) No. 2013-08, Amendments to the Scope, Measurement, and Disclosure Requirements for Investment Companies. The amendments change the assessment of whether an entity is an investment company, require an investment company to measure non-controlling ownership interests in other investment companies at fair value, and require additional disclosures. In 2014, the Company adopted the new accounting standards update which did not have a material impact on the Company’s financial statements.

In May 2014, the FASB issued Accounting Standards Update (ASU) No. 2014-09, Revenue from Contracts with Customers (Topic 606). The guidance in this update supersedes the revenue recognition requirements in Topic 605, Revenue Recognition, most industry-specific guidance throughout the Industry Topics of the Codification, and some cost guidance included in subtopic 605-35, Revenue Recognition - Construction-Type and Production-Type Contracts. The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The guidance provides five steps for an entity to achieve that core principle and provides disclosure requirements for revenue recognition. The guidance also specifies the accounting for some costs to obtain or fulfil a contract with a customer. The guidance is effective for reporting periods beginning after December 15, 2017 for non-public entities. Adoption is not expected to have a material impact on the Company’s financial statements.

GSREA CMBS CREDIT OPPORTUNITIES, LLC
 (a Delaware Limited Liability Company)

NOTES TO FINANCIAL STATEMENTS
 December 31, 2014

Note 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Recently Adopted and Recently Issued Accounting Pronouncements (continued)

In August 2014, the FASB issued Accounting Standards Update (ASU) No. 2014-15, Presentation of Financial Statements – Going Concern (Subtopic 205-40). The amendments in this update require management to assess an entity’s ability to continue as a going concern by incorporating and expanding upon certain principles that are currently in U.S. auditing standards. The amendments provide a definition of the term ‘substantial doubt’ and include principles for considering the mitigating effect of management’s plans. The amendments also require an evaluation every reporting period, including interim periods for a period of one year after the date that the financial statements are issued (or available to be issued), and certain disclosures when substantial doubt is alleviated or not alleviated. The amendments in this update are effective for reporting periods ending after December 15, 2016. Adoption is not expected to have a material impact on the Company’s financial statements.

Concentrations of Market, Interest Rate and Credit Risk

The Company’s Investments consist of CMBS and term loans. These investments are accompanied by a degree of market, credit and interest rate risk. Market risk is the potential loss the Company may incur as a result of changes in the fair value of its Investments. The Company may also be subject to risk associated with concentrations of Investments in geographic regions. Interest rate risk includes the risk associated with changes in the prevailing interest rates. In the normal course of its activities, the Company may employ derivative financial instruments. These derivatives would predominantly be used to manage the risk associated with the Company’s portfolio of Investments. Credit risk includes the possibility that a loss may occur from the failure of counterparties or issuers to make payments according to the terms of a contract. The Company’s exposure to credit risk at any point in time is generally limited to amounts recorded as assets on the statement of assets, liabilities and members’ equity.

Stripped Securities

Stripped mortgage-backed securities are financial instruments structured to separate principal and interest cash flows so that one class receives only principal payments from the underlying mortgage assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped mortgage-backed security. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recover its initial investment in an IO security.

GSREA CMBS CREDIT OPPORTUNITIES, LLC
 (a Delaware Limited Liability Company)

NOTES TO FINANCIAL STATEMENTS
 December 31, 2014

Note 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Stripped Securities (continued)

The market value of these securities can be extremely volatile in response to changes in interest rates. In addition, these securities present additional credit risk such that the Fund may not receive all or part of its principal or interest payments because the borrower or issuer has defaulted on its obligation. The Fund invested $461,210 in interest only securities.

Note 2 - RELATED PARTY TRANSACTIONS

Management fees are payable quarterly in advance and expensed in the period to which they relate. The Management fee was paid in arrears during 2014. Management fees amounted to $546,026 for the year ended December 31, 2014, of which $138,037 is accrued and included in payable to affiliate at December 31, 2014.

A performance allocation (10% with respect to Class A members, 12.5% in the case of one certain Class A member, and 15% with respect to Class B members) (the “Allocation”) may be earned by the Manager at the conclusion of each fiscal year based upon the change in value of members’ capital account net of any contributions or distributions. The Allocation is subject to certain claw back provisions whereby losses offset prior gains for purposes of calculation. The Allocation from the Members to the Manager for the year ended December 31, 2014 was $184,156. The Allocation from the Members to the Manager from inception through December 31, 2014 was $975,486, none of which has been paid.

ES Capital Management, LLC, a Member of the Company, is related to the Manager, and is not charged a performance allocation.

A partner of an accounting firm serves as a vice president of the Company to facilitate various administrative matters. Total fees charged by the accounting firm to the Company amounted to $42,754 for the year ended December 31, 2014.

GSREA CMBS CREDIT OPPORTUNITIES, LLC
 (a Delaware Limited Liability Company)

NOTES TO FINANCIAL STATEMENTS
 December 31, 2014

Note 3 - NET REALIZED LOSS ON INVESTMENTS

Net realized loss on Investments for the year ended December 31, 2014 consisted of the following:

Asset	Realization Date	Cost Basis	Realized Gain / (Loss)
WBCMT 2007-WHL8 LXR1	3/14/2014	$3,397,235	$77,716
Toys R Us Property Term Loan	4/7/2014	2,471,124	(53,688)
UBSBB 2013-C6 A4	5/28/2014	2,049,424	(39,424)
		$7,917,783	$(15,396)

Note 4 - FAIR VALUE MEASUREMENTS

The Company’s measurement of fair value focuses on an instrument’s exit price rather than on its entry price and uses a framework for measuring fair value which emphasizes that fair value is a market-based measurement, not an entity-specific measurement. The Company may use valuation techniques consistent with the market, income, and cost approach to measure fair value.

The Company utilizes the fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels:

Level 1 - Quoted prices in active markets for identical securities

Level 2 - Prices determined using other significant observable inputs. Observable inputs that other market participants would use in pricing a security, including quoted prices for similar securities.

Level 3 - Prices determined using significant unobservable inputs. Unobservable inputs reflect the Company's own assumptions about the factors market participants would use in pricing an Investment, and would be based on the best information available in the circumstances.

GSREA CMBS CREDIT OPPORTUNITIES, LLC
 (a Delaware Limited Liability Company)

NOTES TO FINANCIAL STATEMENTS
 December 31, 2014

Note 4 - FAIR VALUE MEASUREMENTS (continued)

A summary of the inputs used to determine the fair value of the Company’s Investments, as of December 31, 2014, is as follows:

		Fair Value Measurements at the Reporting Date Using:
Description	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
CMBS	$35,856,152	$-	$-	$35,856,152
Term Loans	8,836,181	-	-	8,836,181
	$44,692,333	$-	$-	$44,692,333

The table below includes a roll-forward of the investments in the statement of assets, liabilities and members’ equity (including the change in fair value) classified by the Company within Level 3 of the fair value hierarchy.

Beginning Balance of Investments at Fair Value at December 31, 2013	$43,884,403
Change in Appreciation / (Depreciation) of Investments:
Realized Appreciation / (Depreciation)	(15,396)
Unrealized Appreciation / (Depreciation)	(2,078,501)
Net Change in Appreciation / (Depreciation) of Investments	(2,093,897)
Purchases and Other Adjustments to Cost	30,373,475
Repayment of Principal from and Disposition of Investments	(27,471,648)
Ending Balance of Investments at Fair Value at December 31, 2014	$44,692,333

Unrealized Appreciation / (Depreciation) for the year ended December 31, 2014 Attributable to Investments held as of December 31, 2014	$(185,383)

For investments within Level 3 of the fair value hierarchy at December 31, 2014, the methods described previously may produce a fair value measurement that may not be indicative of ultimate realizable value. Furthermore, while the Manager believes its valuation methods are appropriate and consistent with those used by other market participants, the use of different methodologies or assumptions to determine the fair value of certain financial instruments could result in a different estimate of fair value at the reporting date.

GSREA CMBS CREDIT OPPORTUNITIES, LLC
 (a Delaware Limited Liability Company)

NOTES TO FINANCIAL STATEMENTS
 December 31, 2014

Note 4 - FAIR VALUE MEASUREMENTS (continued)

Those estimated values may differ significantly from the values that would have been used had a readily available market for such investments existed, or had such investments been liquidated, and these differences could be material to the financial statements. Although the estimated fair values represent subjective estimates, the Manager believes the estimated fair values are reasonable approximations of market prices and the aggregate estimated value of the Company’s Investments is fairly presented as of December 31, 2014.

The Company’s CMBS investments had a fair value of $35,856,152 at December 31, 2014 and the level 3 valuation technique used for the determination of their fair value was valuations obtained from pricing services. The Company’s loan investments had a fair value of $8,836,181 at December 31, 2014 and the level 3 valuation technique used for the determination of their fair value was quotations obtained from market makers.

Note 5 - FINANCIAL HIGHLIGHTS (FOR MEMBERS)

2014
Supplemental Data:
Net Assets - End of Period	$50,729,497

Total Returns:
Before Management Fees and Incentive Allocation[1]	5.34%
Management Fees[1]	(1.14%)
Incentive Allocation[1]	(0.39%)
After Management Fees and Incentive Allocation[1]	3.81%

Ratios to Average Net Assets:
Expenses (including management fees and excluding incentive allocation)[1]	1.64%
Net Investment Income [1]	8.31%
Increase in Members’ Equity Resulting from Operations [1]	4.10%

(1)	Total returns and ratios to average net assets are calculated for Members, other than the Manager, as a whole, and such computation for an individual member may vary from these ratios and returns.

GSREA CMBS CREDIT OPPORTUNITIES, LLC
 (a Delaware Limited Liability Company)

NOTES TO FINANCIAL STATEMENTS
 December 31, 2014

Note 6 - SUBSEQUENT EVENTS

The Company has evaluated subsequent events through March 27, 2015, the date at which its financial statements were available to be issued. Other than as described below, the Company did not have any subsequent events requiring disclosure in the financial statements.

On January 8, 2015, a subscription in amount of $12,000,000 was received from a new investor. On January 29, 2015, the Company purchased an investment in EQTY 2014-INNS, Class E with face amount of $1,000,000 for $994,488. On February 2, 2015 and February 3, 2015, the Company purchased investments in JPMCC 2014-PHH, Class, E and COMM 2014-KYO, Class F with face amounts of $4,734,000 and $3,000,000 for $4,758,367 and $3,017,230, respectively. On January 26, 2015 and February 24, 2015, proceeds of $248,507 and $2,020,349 were received from the full repayment of the LMRET 2006-1A, Class B and NMCRE 2007-2A, Class A1 investments, respectively, which resulted in realized gains of approximately $16,000 and $29,000, respectively. On March 17, 2015, proceeds of $6,235,000 were received in full repayment of the CSMC 2007-TF2, Class C and D investment which resulted in a realized gain of approximately $21,772.

ADDITIONAL INFORMATION

All shareholder inquiries may be directed to the shareholder’s broker, or may be directed to the Fund at the address or telephone number shown on the front cover of this SAI. This SAI does not contain all of the information set forth in the Registration Statement filed by the Fund with the SEC under the 1933 Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

APPENDIX A

DESCRIPTION OF BOND RATINGS

SHORT-TERM RATINGS

Standard & Poor’s Issue Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Standard & Poor’s Issue Credit Ratings Definitions

A-1
 A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2
 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3
 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
 A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1
 A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2
 A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3
 A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C
 A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
 A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

SPUR (Standard & Poor's Underlying Rating)
This is a rating of a stand-alone capacity of an issue to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. Standard & Poor's maintains surveillance of an issue with a published SPUR.

Dual Ratings
Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

The ratings and other credit related opinions of Standard & Poor's and its affiliates are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions. Standard & Poor's assumes no obligation to update any information following publication. Users of ratings and credit related opinions should not rely on them in making any investment decision. Standard &Poor's opinions and analyses do not address the suitability of any security. Standard & Poor's Financial Services LLC does not act as a fiduciary or an investment advisor. While Standard & Poor's has obtained information from sources it believes to be reliable, Standard & Poor's does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and credit related opinions may be changed, suspended, or withdrawn at any time.

Active Qualifiers (Currently applied and/or outstanding)

i
 This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The 'i' subscript indicates that the rating addresses the interest portion of the obligation only. The 'i' subscript will always be used in conjunction with the 'p' subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

L
 Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.

P
 This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' subscript indicates that the rating addresses the principal portion of the obligation only. The 'p' subscript will always be used in conjunction with the 'i' subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

pi
 Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and therefore may be based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

pr
 The letters 'pr' indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary
 Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor's of appropriate documentation. Changes in the information provided to Standard & Poor's could result in the assignment of a different rating. In addition, Standard & Poor's reserves the right not to issue a final rating.

•	Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies. The final rating may differ from the preliminary rating.

t
 This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited
 Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor's and not at the request of the issuer or its agents.

Inactive Qualifiers (No longer applied or outstanding)

*
 This symbol indicated continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c
 This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable. Discontinued use in January 2001.

q
 A 'q' subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r
 The 'r' modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an 'r' modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued the use of the 'r' modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s Credit Rating Definitions

Purpose
 The system of rating securities was originated by John Moody in 1909. The purpose of Moody's ratings is to provide investors with a simple system of gradation by which relative creditworthiness of securities may be noted.

Rating Symbols
Gradations of creditworthiness are indicated by rating symbols, with each symbol representing a group in which the credit characteristics are broadly the same. There are nine symbols as shown below, from that used to designate least credit risk to that denoting greatest credit risk:

Aaa Aa A Baa Ba B Caa Ca C
Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.

Absence of a Rating
Where no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the creditworthiness of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application was not received or accepted.

2. The issue or issuer belongs to a group of securities or entities that are not rated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Changes in Rating
The credit quality of most issuers and their obligations is not fixed and steady over a period of time, but tends to undergo change. For this reason changes in ratings occur so as to reflect variations in the intrinsic relative position of issuers and their obligations.

A change in rating may thus occur at any time in the case of an individual issue. Such rating change should serve notice that Moody's observes some alteration in creditworthiness, or that the previous rating did not fully reflect the quality of the bond as now seen. While because of their very nature, changes are to be expected more frequently among bonds of lower ratings than among bonds of higher ratings. Nevertheless, the user of bond ratings should keep close and constant check on all ratings — both high and low — to be able to note promptly any signs of change in status that may occur.

Limitations to Uses of Ratings*

Obligations carrying the same rating are not claimed to be of absolutely equal credit quality. In a broad sense, they are alike in position, but since there are a limited number of rating classes used in grading thousands of bonds, the symbols cannot reflect the same shadings of risk which actually exist.

As ratings are designed exclusively for the purpose of grading obligations according to their credit quality, they should not be used alone as a basis for investment operations. For example, they have no value in forecasting the direction of future trends of market price. Market price movements in bonds are influenced not only by the credit quality of individual issues but also by changes in money rates and general economic trends, as well as by the length of maturity, etc. During its life even the highest rated bond may have wide price movements, while its high rating status remains unchanged.

The matter of market price has no bearing whatsoever on the determination of ratings, which are not to be construed as recommendations with respect to "attractiveness". The attractiveness of a given bond may depend on its yield, its maturity date or other factors for which the investor may search, as well as on its credit quality, the only characteristic to which the rating refers.

Since ratings involve judgments about the future, on the one hand, and since they are used by investors as a means of protection, on the other, the effort is made when assigning ratings to look at "worst" possibilities in the "visible" future, rather than solely at the past record and the status of the present. Therefore, investors using the rating should not expect to find in them a reflection of statistical factors alone, since they are an appraisal of long-term risks, including the recognition of many non-statistical factors.

Though ratings may be used by the banking authorities to classify bonds in their bank examination procedure, Moody's ratings are not made with these bank regulations in mind. Moody's Investors Service's own judgment as to the desirability or non-desirability of a bond for bank investment purposes is not indicated by Moody's ratings.

Moody's ratings represent the opinion of Moody's Investors Service as to the relative creditworthiness of securities. As such, they should be used in conjunction with the descriptions and statistics appearing in Moody's publications. Reference should be made to these statements for information regarding the issuer. Moody's ratings are not commercial credit ratings. In no case is default or receivership to be imputed unless expressly stated.

* As set forth more fully on the copyright, credit ratings are, and must be construed solely as, statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities. Each rating or other opinion must be weighed solely as one factor in any investment decision made by or on behalf of any user of the information, and each such user must accordingly make its own study and evaluation of each security and of each issuer and guarantor of, and each provider of credit support for, each security that it may consider purchasing, selling or holding.

Short-Term Ratings

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1
 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2
 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3
 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP
 Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Fitch’s National Credit Ratings

For those countries in which foreign and local currency sovereign ratings are below 'AAA', and where there is demand for such ratings, Fitch Ratings will provide National Ratings. It is important to note that each National Rating scale is unique and is defined to serve the needs of the local market in question.

The National Rating scale provides a relative measure of creditworthiness for rated entities only within the country concerned. Under this rating scale, a 'AAA' Long-Term National Rating will be assigned to the lowest relative risk within that country, which, in most but not all cases, will be the sovereign state.

The National Rating scale merely ranks the degree of perceived risk relative to the lowest default risk in that same country. Like local currency ratings, National Ratings exclude the effects of sovereign and transfer risk and exclude the possibility that investors may be unable to repatriate any due interest and principal repayments. It is not related to the rating scale of any other national market. Comparisons between different national scales or between an individual national scale and the international rating scale are therefore inappropriate and potentially misleading. Consequently they are identified by the addition of a special identifier for the country concerned, such as 'AAA(arg)' for National Ratings in Argentina.

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, the agency's National Short-Term Rating definitions for 'F1+(xxx)', 'F1(xxx)', 'F2(xxx)' and 'F3(xxx)' may be substituted by the regulatory scales, e.g. 'A1+', 'A1', 'A2' and 'A3'. The below definitions thus serve as a template, but users should consult the individual scales for each country listed on the agency's web-site to determine if any additional or alternative category definitions apply.

National Short-Term Credit Ratings

F1(xxx)
 Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under the agency's National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country. Where the liquidity profile is particularly strong, a "+" is added to the assigned rating.

F2(xxx)
 Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx)
 Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B(xxx)
 Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C(xxx)
 Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D(xxx)
 Indicates actual or imminent payment default.

Notes to Long-Term and Short-Term National Ratings:

The ISO country code suffix is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

"+" or "-" may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the 'AAA(xxx)' Long-Term National Rating category, to categories below 'CCC(xxx)', or to Short-Term National Ratings other than 'F1(xxx)'.

LONG-TERM RATINGS

Standard & Poor’s Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor's analysis of the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA
 An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
 An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
 An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
 An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
 An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
 An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
 An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
 An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C
 A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D
 An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-)
The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR
 This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Moody’s Long-Term Debt Ratings

Long-Term Obligation Ratings

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody's Long-Term Rating Definitions:

Aaa
 Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa
 Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
 Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa
 Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba
 Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B
 Obligations rated B are considered speculative and are subject to high credit risk.

Caa
 Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca
 Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C
 Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch’s National Long-Term Credit Ratings

AAA(xxx)
 'AAA' National Ratings denote the highest rating assigned by the agency in its National Rating scale for that country. This rating is assigned to issuers or obligations with the lowest expectation of default risk relative to all other issuers or obligations in the same country.

AA(xxx)
 'AA' National Ratings denote expectations of very low default risk relative to other issuers or obligations in the same country. The default risk inherent differs only slightly from that of the country's highest rated issuers or obligations.

A(xxx)
 'A' National Ratings denote expectations of low default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment to a greater degree than is the case for financial commitments denoted by a higher rated category.

BBB(xxx)
 'BBB' National Ratings denote a moderate default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment than is the case for financial commitments denoted by a higher rated category.

BB(xxx)
 'BB' National Ratings denote an elevated default risk relative to other issuers or obligations in the same country. Within the context of the country, payment is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B(xxx)
 'B' National Ratings denote a significantly elevated default risk relative to other issuers or obligations in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries.

CCC(xxx)
 'CCC' National Ratings denote that default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC(xxx)
 'CC' National Ratings denote that default of some kind appears probable.

C(xxx)
 'C' National Ratings denote that default is imminent.

D(xxx)
 'D' National Ratings denote an issuer or instrument that is currently in default.

Notes to Long-Term and Short-Term National Ratings:

The ISO country code suffix is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

"+" or "-" may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the 'AAA(xxx)' Long-Term National Rating category, to categories below 'CCC(xxx)', or to Short-Term National Ratings other than 'F1(xxx)'.

MUNICIPAL NOTE RATINGS

Standard & Poor’s Municipal Short-Term Note Ratings Definitions

A Standard & Poor's U.S. municipal note rating reflects Standard & Poor's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor's analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1
 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2
 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3
 Speculative capacity to pay principal and interest.

See active and inactive qualifiers following Standard & Poors Short-Term Issue Credit Ratings beginning on page A-3.

Moody’s US Municipal Short-Term Debt And Demand Obligation Ratings

Short-Term Debt Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2
This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3
This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG
 This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1
This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2
This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3
This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG
This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

APPENDIX B

PROXY VOTING POLICY AND PROCEDURES

Portfolio management activities are performed by the Adviser and Sub-Advisers. As such all proxy voting responsibilities are performed by the Adviser and Sub-Advisers.

Each Adviser/Sub-Adviser shall vote the proxies appurtenant to all shares of corporate stock owned by each Fund for which it serves as adviser/sub-adviser

Each Adviser/Sub-Adviser shall vote said proxies strictly in accordance with the proxy voting policies submitted by that firm to and approved by the Fund’s Board of Trustees

In the event that a Sub-Adviser does not or cannot vote the proxies appurtenant to shares of stock of a companies or companies held by a Fund managed by that sub-adviser, the sub-adviser shall notify RiverPark Advisors, LLC (“RiverPark”) of that fact and RiverPark shall vote said proxy(s) in accordance with its proxy voting policies (stated below).

RiverPark acts as fiduciary in relation to the portfolios of the Fund and any other clients that if may manage in the future and the assets entrusted by them to their management. Where the assets placed in RiverPark’s care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is RiverPark’s duty as a fiduciary to vote all proxies relating to such shares.

RiverPark has an obligation to vote all proxies received from shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, RiverPark may not be motivated by, or subordinate the client’s interests to, its own objectives or those of persons or parties unrelated to the client. RiverPark will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by RiverPark. RiverPark shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

In order to carry out its responsibilities in regard to voting proxies, RiverPark must track all shareholder meetings convened by companies whose shares are held in RiverPark client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

In the event that a Sub-Adviser does not or cannot vote the proxies appurtenant to shares of stock of a companies or companies held by a Fund managed by that sub-adviser, RiverPark shall utilize the formal proxy guidelines (set forth below) to appropriately assess each proxy issue. Generally, RiverPark seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which RiverPark believes will maximize the monetary value of each portfolio’s holdings. RiverPark’s Proxy Committee will address any unusual or undefined voting issues that may arise during the year.

In addition, RiverPark may engage the services of an independent third party (“Proxy Firm”) to cast proxy votes according to RiverPark’s established guidelines. The Proxy Firm will promptly notify RiverPark of any proxy issues that do not fall under the guidelines set forth below. RiverPark does not believe that conflicts of interest will generally arise in connection with its proxy voting policies.

Generally, RiverPark views that proxy proposals can be grouped into six broad categories as follows:

I.	Election of Board of Directors

•	RiverPark will generally vote in support of management’s nominees for the board of directors; however, RiverPark may choose not to support management’s proposed board if circumstances warrant such consideration.

II.	Appointment of Independent Auditors

•	RiverPark will support the recommendation of the respective corporation’s board of directors.

III.	Issues of Corporate Structure and Shareholder Rights

•	Proposals may originate from either management or shareholders, and among other things, may request revisions to the corporate bylaws that will affect shareholder ownership rights. RiverPark does not generally support obstacles erected by corporations to prevent mergers or takeovers with the view that such actions may depress the corporation’s marketplace value.

•	RiverPark supports the following types of corporate structure and shareholder rights proposals:

•	Management proposals for approval of stock repurchase programs; stock splits (including reverse splits).

•	Authorization to increase shares outstanding.

•	The ability of shareholders to vote on shareholder rights plans (poison pills).

•	Shareholder rights to eliminate or remove supermajority provisions.

•	Shareholders’ rights to call special meetings and to act by written consent.

•	Shareholders’ rights to call special meetings and to act by written consent.

•	RiverPark votes against management on the following items which have potentially substantial financial or best interest impact:

•	Capitalization changes that add “blank check” classes of stock or classes that dilute the voting interests of existing shareholders which are contrary to the best interest of existing shareholders

•	Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

•	Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

•	Elimination of shareholders’ right to call special meetings

•	Establishment of classified boards of directors

•	Reincorporation in a state which has more stringent anti-takeover and related provisions

•	Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

•	Excessive compensation

•	Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

•	Adjournment of meeting to solicit additional votes

•	“Other business as properly comes before the meeting” proposals which extend “blank check” powers to those acting as proxy

•	Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV.	Mergers and Acquisitions.

RiverPark evaluates Mergers and Acquisitions on a case-by-case basis. RiverPark uses its discretion in order to maximize shareholder value. RiverPark generally votes as follows:

•	Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

•	For offers that concur with index calculators’ treatment and our ability to meet our clients’ return objectives for passive funds

•	For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

V.	Executive and Director Equity-Based Compensation

•	RiverPark is generally in favor of properly constructed equity-based compensation arrangements. RiverPark will support proposals that provide management with the ability to implement compensation arrangements that are both fair and competitive. However, RiverPark may oppose management proposals that could potentially significantly dilute shareholders’ ownership interests in the corporation.

VI.	Corporate Social and Policy Issues

•	Proposals usually originate from shareholders and may require a revision of certain business practices and policies.

RiverPark believes, however, that typical business matters that directly or indirectly effect corporate profitability are primarily the responsibility of management. RiverPark believes it is inappropriate to use client assets to address socio-political issues. Therefore, social and policy issues reflected in shareholder proposals should be subject to the approval of the corporation’s board of directors.

Conflicts

From time to time, RiverPark will review a proxy which presents a potential material conflict. As a fiduciary to its clients, RiverPark takes these potential conflicts very seriously. While RiverPark’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by RiverPark’s potential conflict, there are a number of courses RiverPark may take. The final decision about which course to follow shall be made by RiverPark’s Proxy Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows RiverPark’s pre-determined policy would eliminate RiverPark’s discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that RiverPark believes more active involvement is necessary, RiverPark may employ the services of a Proxy Firm, wholly independent of RiverPark, and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations RiverPark’s Proxy Committee may determine that the employment of a Proxy Firm is unfeasible, impractical or unnecessary. In such situations, the Proxy Committee shall make a decision about the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of RiverPark’s clients, shall be formalized in writing. As stated above, which action is appropriate in any given scenario would be the decision of the Proxy Committee in carrying out his duty to ensure that the proxies are voted in the clients’, and not RiverPark’s, best interests.

Proxy Voting Procedures

The following describes the standard procedures that are to be followed with respect to carrying out RiverPark 's proxy policy:

1.	When a Sub-Adviser notifies RiverPark that RiverPark will need to vote a proxy, all relevant information in the proxy materials requested from the Sub-Adviser and when received (e.g., the record date of the meeting and date of the shareholder meeting) will be recorded immediately by RiverPark in a database to maintain control over such materials. RiverPark will confirm the relevant client’s holdings of the securities and that the client is eligible to vote.

2.	RiverPark will review the proxy and if necessary compile information on each proxy. RiverPark will consider whether there are any conflicts or other issues that warrant the engagement of a Proxy Firm.

3.	In determining how to vote, RiverPark will consider the Proxy Voting Policies and Procedures set forth above, RiverPark’s knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations if any put forth by any Proxy Firm.

4.	RiverPark will maintain the documentation that supports its voting position. Such documentation will include, but is not limited to, any information provided by proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken, why that position is in the best interest of its clients, an indication of whether it supported or did not support management and any other relevant information. Additionally, RiverPark may include documentation obtained from a research analyst and/or portfolio manager.

5.	After the proxy is completed but before it is returned to the issuer and/or its agent, RiverPark may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

6.	RiverPark will submit its vote on all proxies in a timely fashion. RiverPark will attempt to submit proxies for processing at least three days prior to the meeting for U.S. securities and 10 days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy 10 days in advance of the meeting. In these situations, RiverPark will use its best efforts to send its proxy vote in sufficient time for the vote to be lodged.

7.	RiverPark will retain a (a) copy of each proxy statement that RiverPark receives regarding client securities; (b) a record of each vote cast by RiverPark on behalf of a client; (c) a copy of any document created by RiverPark that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; (d) a copy of each written client request for information on how RiverPark voted proxies on behalf of the client, and (e) a copy of any written response by RiverPark to any (written or oral) client request for information on how the adviser voted proxies on behalf of the requesting client.

8.	RiverPark will periodically review these policies and procedures to ensure compliance.

Obtaining Proxy Voting Information:

To obtain information on how RiverPark voted proxies, please contact:

RiverPark Advisors, LLC
156 West 56th Street
17th Floor
 New York, NY 10019

Recordkeeping:

RiverPark shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding portfolio securities of RiverPark’s clients; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information and responses to such requests, and (v) any documents prepared by RiverPark that are material in making a proxy voting decision. Such records may be maintained with a third party, such as a proxy voting service, that will provide a copy of the documents promptly upon request.

PART C: OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1)	Financial Statements:

Part A: Not applicable, as Registrant has not yet commenced operations.

Part B:

(a)	Seed audited financial statements and notes thereto with respect to the seed capital invested in the Fund and the report of Cohen Fund Audit Services, Ltd., the Fund's independent registered public accounting firm, on such financial statements.

(b)	GSREA CMBS Credit Opportunities, LLC, the predecessor private fund’s unaudited financial statements for the period ended June 30, 2016.

(c)	GSREA CMBS Credit Opportunities, LLC, the predecessor private fund’s audited financial statements and notes thereto for the year ended December 31, 2015 and the unqualified report of Cohen Fund Audit Services, Ltd., the predecessor private fund’s independent registered public accounting firm for the year ended December 31, 2015, on such financial statements.

(d)	GSREA CMBS Credit Opportunities, LLC, the predecessor private fund’s audited financial statements and notes thereto for the year ended December 31, 2014, and the unqualified report of PricewaterhouseCoopers LLP, the predecessor private fund’s independent registered public accounting firm for the year ended December 31, 2014, on such financial statements. The predecessor private fund’s audited financial statements for the year ended December 31, 2014 were prepared in accordance with U.S. Generally Accepted Accounting Principles but are not compliant with Regulation S-X (17 CRF Part 210).

(2)	Exhibits:

(a)	(i) Certificate of Trust dated July 5, 2016(1)
(ii)	Certificate of Correction (2)
(iii)	Amended and Restated Agreement and Declaration of Trust dated August 11, 2016(2)

(b)	By-laws(1)

(c)	Not applicable.

(d)	Not applicable.

(e)	Form of Distribution Agreement(2)

(f)	Not applicable.

(g)	(i) Investment Advisory Agreement between the Registrant and RiverPark Advisors, LLC(2)
(ii)	Investment Sub-Advisory Agreement between the Registrant, RiverPark Advisors, LLC and Talimco, LLC(2)

(h)	Not applicable.

(i)	Not applicable.

(j)	Form of Custodian Agreement(2)

(k)	(i) Form of Administration Agreement (2)
(ii)	Transfer Agency Agreement(2)
(iii)	Expense Limitation Agreement(2)
(iv)	Administrative Services Plan(2)

(l)	Opinion and Consent of Blank Rome, LLP(2)

(m)	Not applicable.

(n)	Consent of Independent Registered Public Accounting Firm(2)

(o)	Not applicable.

(p)	Subscription Agreement (2)

(q)	Not applicable.

(r)	(i) Code of Ethics of the Registrant(2)
(ii)	Code of Ethics of RiverPark Advisors, LLC(2)
(iii)	Code of Ethics of Talimco, LLC(2)

(s)	Powers of Attorney(2)

(1)	Incorporated by reference to Registrant’s Registration Statement, filed on July 11, 2016.
(2)	Filed herewith.

Item 26. Marketing Arrangements

Not applicable.

Item 27. Other Expenses of Issuance and Distribution

Not applicable.

Item 28. Persons Controlled by or Under Common Control with the Registrant

None.

Item 29. Number of Holder of Securities

As of August 31, 2016:

Title of Class	Number of Record Holders
Shares of Beneficial Interest, without par value	1

Item 30. Indemnification

Reference is made to Article VII of the Registrant’s Agreement and Declaration of Trust.

Section 2.	Indemnification and Limitation of Liability.

(a)            To the fullest extent that limitations on the liability of Trustees and officers are permitted by the DSTA, the officers and Trustees shall not be responsible or liable in any event for any act or omission of: any agent or employee of the Trust; any Investment Adviser or Principal Underwriter of the Trust; or with respect to each Trustee and officer, the act or omission of any other Trustee or officer, respectively.  The Trust, out of the Trust Property, shall indemnify and hold harmless each and every officer and Trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or Trustee’s performance of his or her duties as an officer or Trustee of the Trust.  This limitation on liability applies to events occurring at the time a Person serves as a Trustee or officer of the Trust whether or not such Person is a Trustee or officer at the time of any proceeding in which liability is asserted.  Nothing herein contained shall indemnify, hold harmless or protect any officer or Trustee from or against any liability to the Trust or any Shareholder to which such Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Person’s office.

(b)            Every note, bond, contract, instrument, certificate or undertaking and every other act or document whatsoever issued, executed or done by or on behalf of the Trust, the officers or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in such Person’s capacity as Trustee and/or as officer, and such Trustee or officer, as applicable, shall not be personally liable therefor, except as described in the last sentence of the first paragraph of this Section 2 of this Article VIII.

Item 31. Business and Other Connections of Investment Adviser

RiverPark Advisors, LLC serves as the investment adviser to the Registrant.  RiverPark Advisors, LLC is engaged in the investment advisory business.  Talimco, LLC serves as the investment sub-adviser to the Registrant.  Talimco, LLC is engaged in the investment advisory business.  For information as to the business, profession, vocation or employment of a substantial nature in which RiverPark Advisors, LLC, Talimco, LLC and each of their executive officers and directors is or has been, during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee, reference is made to the information set forth in RiverPark Advisors, LLC’s Form ADV (File No. 801-70321 and Talimco, LLC’s Form ADV (File No. 801-73732), each as filed with the SEC and incorporated herein by reference.

Item 32. Location of Accounts and Records

All financial and accounting related books and records required to be maintained under Section 31(a) of the Investment Company Act of 1940, as amended and the rules thereunder are maintained in the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator and Fund Accountant	SEI Investments Global Funds Services 1 Freedom Valley Drive Oaks, PA 19456
Registrant’s Investment Adviser	RiverPark Advisors, LLC 156 West 56th Street, 17th Floor New York, NY 10011
Registrant’s Investment Sub-Adviser	Talimco, LLC 430 Park Avenue, 8th Floor New York, NY 10022

Registrant’s Custodian	Brown Brother Harriman & Co. 40 Water Street Boston, MA 02109
Registrant’s Distributor	SEI Investments Distribution Co. 1 Freedom Valley Drive Oaks, PA 19456
Registrant’s Transfer Agent	DST Systems, Inc. 333 West 11th Street, 5th Floor Kansas City, MO 64105

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1.	Registrant undertakes to suspend the offering of its Shares until it amends the prospectus filed herewith if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.	Not applicable.

5.	The Registrant undertakes that:

a.	For purposes of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

b.	For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 1st day of September, 2016.

RIVERPARK COMMERCIAL REAL ESTATE FUND (A Delaware statutory trust)
By:	/s/ Morty Schaja
Morty Schaja, Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ Morty Schaja	Trustee	September 1, 2016
Morty Schaja

/s/ Stephen Connors	Principal Accounting and Financial Officer	September 1, 2016
Stephen Connors

/s/ Ira Balsam*	Trustee	September 1, 2016
Ira Balsam

/s/ Richard Browne*	Trustee	September 1, 2016
Richard Browne

/s/ Michael Cohen*	Trustee	September 1, 2016
Michael Cohen

/s/ Mitch Rubin	Trustee	September 1, 2016
Mitch Rubin

* By Morty Schaja, Attorney-In-Fact under Powers of Attorney

/s/ Morty Schaja
Morty Schaja

EXHIBIT LIST

(a)(ii)	Certificate of Correction
(a)(iii)	Amended and Restated Agreement and Declaration of Trust
(e)	Distribution Agreement
(g)(i)	Investment Advisory Agreement between Registrant and RiverPark Advisors, LLC
(g)(ii)	Investment Sub-Advisory Agreement between the Registrant, RiverPark Advisors, LLC and Talimco, LLC
(j)	Custodian Agreement
(k)(i)	Administration Agreement
(k)(ii)	Transfer Agency Agreement
(k)(iii)	Expense Limitation Agreement
(k)(iv)	Administrative Services Plan
(l)	Opinion and Consent of Blank Rome, LLP
(n)	Consent of Independent Registered Public Accounting Firm
(p)	Subscription Agreement
(r)(i)	Code of Ethics of the Registrant
(r)(ii)	Code of Ethics of RiverPark Advisors, LLC
(r)(iii)	Code of Ethics of Talimco, LLC
(s)	Powers of Attorney